         As filed with the Securities and Exchange Commission on April 21, 2006

                               Securities Act Registration No.
                               Investment Company Act Registration No. 811-21700
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2

    |X|       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    [ ]       PRE-EFFECTIVE AMENDMENT NO.  1
    [ ]       POST-EFFECTIVE AMENDMENT NO.
                                     and/or
    |X|       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    |X|       AMENDMENT NO.  11

                   Tortoise North American Energy Corporation
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                                 (913) 981-1020

                                AGENT FOR SERVICE
                                David J. Schulte
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                          Copies of Communications to:

         Steven F. Carman, Esq.                     Anna T. Pinedo, Esq.
   Blackwell Sanders Peper Martin LLP              Morrison & Foerster LLP
      4801 Main Street, Suite 1000               1290 Avenue of the Americas
         Kansas City, MO 64112                    New York, New York 10104
             (816) 983-8000                            (212) 468-8179

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of
1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

    It is proposed that this filing will become effective (check appropriate box):

    [ ] when declared effective pursuant to Section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================ ====================== ========================== ========================== ==========================
                                                            Proposed Maximum           Proposed Maximum
      Title of Securities            Amount Being            Offering Price                Aggregate                  Amount of
       Being Registered               Registered                Per Unit              Offering Price (1)          Registration Fee
-------------------------------- ---------------------- -------------------------- -------------------------- --------------------------
Series I Money Market
Cumulative Preferred Shares            40 Shares                 $25,000                  $1,000,000                   $107.00
================================ ====================== ========================== ========================== ==========================

(1) Estimated solely for purposes of calculating the registration fee.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration
Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

PROSPECTUS

================================================================================
The  information  in this  Prospectus is not complete and may be changed.  These securities  may not be sold  until the  registration  statement  filed  with the
Securities and Exchange Commission is effective. This Prospectus is not an offer to  sell  these  securities  and it is not  soliciting  an  offer  to buy  these securities in any state where the offer or sale is not permitted.
================================================================================
Subject to Completion, April 21, 2006 $ Tortoise North American Energy Corporation Series I Money Market Cumulative Preferred (MMP(R)) Shares Liquidation Preference $25,000 per share
--------------------------------------------------------------------------------

Tortoise North American Energy Corporation (the "Company") is offering preferred stock  (referred to as "Series I Money Market  Cumulative  Preferred  Shares" or
"MMP Shares"). The Company is a recently organized,  nondiversified,  closed-end management  investment company.  The Company's investment objective is to seek a high  level  of  total  return  with an  emphasis  on  dividend  income  paid to stockholders.

Investors in MMP Shares will be entitled to receive cash  dividends at an annual rate that may vary for each dividend  period.  The dividend rate for the initial period from and  including  the issue date  through  ____________,  2006 will be
____% per year. For each subsequent  dividend period,  the dividend rate will be determined by an auction  conducted in accordance with the procedures  described in this Prospectus,  and in additional  detail in Appendix A to the Statement of
Additional Information.  Generally,  following the initial dividend period, each dividend period will be 28 days.

Prior to this  offering,  there has been no  private  or public  market  for MMP
Shares.  MMP Shares will not be listed on any  exchange or  automated  quotation system.  Generally,  investors may only buy and sell MMP Shares through an order placed at an auction  with or through a  broker-dealer  that has entered into an
agreement  with  the  auction  agent  or  in  a  secondary   market  that  those
broker-dealers may maintain. These broker-dealers are not required to maintain a market in MMP Shares,  and a secondary market, if one develops,  may not provide investors with liquidity. (continued on next page)

--------------------------------------------------------------------------------
Investing in MMP Shares involves certain risks. See "Risk Factors"  beginning on page ___ of this Prospectus.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission has approved or disapproved of these securities or determined if this
Prospectus  is truthful or  complete.  Any  representation  to the contrary is a criminal offense.
--------------------------------------------------------------------------------
                                                                               Per Share                        Total
                                                                       ---------------------------     -------------------------
Public offering price  ................................................       $25,000                          $
Sales load ............................................................       $                                $
Proceeds to the Company (before expenses)(1)...........................       $                                $

(1)Does not include offering expenses payable by the Company estimated to be
$__________.

The underwriters expect to deliver MMP Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about
____________, 2006.

--------------------------------------------------------------------------------

                                 LEHMAN BROTHERS

                               ____________, 2006

     This  offering  is  conditioned  upon the MMP Shares  receiving a rating of
"Aa2" from Moody's Investors Service, Inc. and "AA" from Fitch Ratings.

     MMP Shares will be senior in  liquidation  and  distribution  rights to the
Company's  common stock.  The  Company's  common stock is listed on the New York
Stock  Exchange under the symbol "TYN." On April 3, 2006, the Company issued its series A auction rate senior notes due April 3, 2046, in an aggregate  principal amount  of  $40,000,000  ("Tortoise  Notes").  MMP  Shares  will  be  junior  in liquidation rights to Tortoise Notes.

     On  April  4,  2006,  the  Company  entered  into a  $20,000,000  unsecured revolving  credit  facility (the "Credit  Facility")  with U.S. Bank,  N.A. ("US
Bank"), pursuant to which it has borrowed approximately $__________ million. The majority  of the  Company's  borrowings  under  the  Credit  Facility  have been
invested  in  securities  of  publicly   traded  United  States  master  limited
partnerships  ("MLPs") and publicly  traded  Canadian  royalty and income trusts
(collectively  "RITs"). The Credit Facility expires on June 1, 2006.  Borrowings under the Credit  Facility and the issuance of the Tortoise Notes and MMP Shares offered hereby are intended to increase  funds  available for  investment.  This practice,  which is known as leverage,  is speculative and involves  significant risks. In the future,  the Company may issue additional  shares of common stock, additional  series of Tortoise  Notes or  additional  MMP Shares,  depending  on market conditions and investment opportunities. The Company will comply with all applicable  provisions  of the  Investment  Company Act of 1940 (the "1940 Act")
when issuing any debt or equity  securities or when borrowing  money,  including the  requirements  that the  Company  only issue one class of senior  securities representing  indebtedness and one class of preferred stock and that the Company not issue any shares of common stock below net asset value  without  stockholder approval.

     The  Company  invests  in  a  portfolio   consisting  primarily  of  equity
securities  of publicly  traded RITs and  publicly  traded  MLPs.  Under  normal conditions,  the  Company  invests at least 80% of its total  assets  (including assets  obtained  through  leverage)  in equity  securities  of companies in the
energy  sector  with  their  primary   operations  in  North  America   ("Energy
Companies").  Energy  Companies  include  companies that derive more than 50% of their revenues from transporting, processing, storing, distributing or marketing natural  gas,  natural  gas  liquids,  electricity,  coal,  crude oil or refined petroleum  products,  or  exploring,  developing,  managing  or  producing  such commodities.  The Company will likely invest at least 50% of its total assets in publicly  traded  RITs.  The Company  does not invest more than 25% of its total assets in equity  securities of publicly  traded MLPs. The Company may invest up to 50% of its total assets in restricted securities.  The percentage limitations for the  Company's  portfolio  described  in this  prospectus  (other  than  the percentage limitations on leverage) apply only at the time of investment and the
Company is not  required to sell  securities  due to  subsequent  changes in the value of  securities  it owns.  There can be no assurance  that the Company will achieve its investment objective.  Tortoise Capital Advisors, L.L.C., a Delaware limited liability company, serves as the Company's investment advisor.

     The  prospectus  sets  forth  the  information  about  the  Company  that a prospective  investor  should  know  before  investing.  You  should  read  this prospectus,  which  contains  important  information  about the Company,  before deciding  whether  to  invest  in the  MMP  Shares,  and  retain  it for  future reference.  A Statement of Additional  Information,  dated _____________,  2006, containing  additional  information  about the Company,  has been filed with the
Securities and Exchange  Commission  ("SEC") and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the Statement of Additional Information, the table of contents of which is on page ___ of this prospectus,  request a free copy of the Company's annual and semi-annual reports to stockholders, request other information about the Company or make stockholder inquiries by calling 1-800-919-0315 or by writing to the Company at 10801 Mastin
Boulevard,  Suite  222,  Overland  Park,  Kansas  66210.  You  also can view the
Company's  Statement  of  Additional  Information,   the  Company's  annual  and
semi-annual  reports to stockholders and the Company's  quarterly reports on the
Company's      link      on      its      investment      advisor's      website
(http://www.tortoiseadvisors.com).  Information  on the Company's link on its investment  advisor's  website is not part of this prospectus.  In addition, the SEC  maintains a website  (http://www.sec.gov)  on which you may view the Company's  Statement of  Additional  Information,  the Company's  annual and semi-annual reports and other information about the Company.

     The MMP Shares do not  represent  a deposit or  obligation  of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally  insured by the Federal  Deposit  Insurance  Corporation,  the
Federal Reserve Board or any other government agency.

                                ----------------

         All dollar amounts are in U.S. Dollars unless otherwise stated.

                                                                            Page
Prospectus Summary.........................................................
Financial Highlights.......................................................
The Company................................................................
Use of Proceeds............................................................
Capitalization.............................................................
Investment Objective and Principal Investment Strategies...................
Risk Factors...............................................................
Management of the Company..................................................
Rating Agency Guidelines...................................................
Description of Money Market Cumulative Preferred Shares....................
The Auction................................................................
Description of Tortoise Notes and Borrowings...............................
Description of Common Stock................................................
Certain Provisions in the Company's Charter and Bylaws.....................
Closed-End Company Structure...............................................
Tax Matters................................................................
Administrator, Custodian, Transfer Agent, Dividend Paying Agent, Auction
Agent and Redemption Agent.................................................
Underwriting...............................................................
Legal Opinions.............................................................
Available Information......................................................
Table of Contents for the Statement of Additional Information..............

                                ----------------

     You should rely only on the  information  contained in or  incorporated  by reference  in  this  Prospectus  and  on in  the  information  contained  in the
Statement of Additional Information, which is, incorporated by reference in this
Prospectus,  in making an  investment  decision.  Neither  the  Company  nor the
underwriters   have   authorized   anyone  to  provide  you  with  different  or
inconsistent information.  If anyone provides you with different or inconsistent information, you should not rely on it. The Company is not, and the underwriters are not, making an offer to sell these MMP Shares in any jurisdiction  where the offer or sale is not permitted.  You should assume that the  information in this
Prospectus  is  accurate  only as of the date of this  Prospectus,  and that the
Company's  business,  financial  condition  and prospects may have changed since this date.  The Company  will amend or  supplement  this  Prospectus  to reflect material  changes to the information  contained in this Prospectus to the extent required by applicable law.

                                ----------------

     This  Prospectus  and  the  Statement  of  Additional  Information  contain
"forward-looking  statements"  within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Forward-looking statements can be identified by the words "may," "will,"  "intend,"  "expect," and similar terms and the negative of such terms. By their nature,  all  forward-looking  statements involve risks and
uncertainties,   and  actual   results  could  differ   materially   from  those
contemplated  by the  forward-looking  statements.  Several  factors  that could materially  affect the  Company's  actual  results  are the  performance  of the portfolio of  securities  held by the Company,  the  conditions  in the U.S. and international  financial,  petroleum and other  markets,  the price at which the
Company's shares will trade in the public markets and other factors discussed in the Company's periodic filings with the SEC.

                                        i

                               PROSPECTUS SUMMARY

     This is only a summary.  You should  review the more  detailed  information contained  elsewhere  in this  Prospectus  and in the  Statement  of  Additional
Information, including the Articles Supplementary related to the MMP Shares (the
"Articles  Supplementary") attached as Appendix A to the Statement of Additional
Information.  Capitalized  terms used but not defined in this  Prospectus  shall have  the  meanings  given to such  terms  in  Appendix  A of the  Statement  of
Additional Information.

The Company..........................................    Tortoise  North  American  Energy  Corporation  is  a  recently  organized, nondiversified,  closed-end  management  investment  company.  The  Company commenced  operations  on October 31, 2005.  The  Company's  common  stock,
                                                         $0.001 par value per share (the "Common Stock"),  is traded on the New York
                                                         Stock  Exchange (the "NYSE") under the symbol  "TYN." See  "Description  of
                                                         Capital  Stock." As of February 28, 2006, the Company had 4,612,640  shares of common stock  outstanding and net assets  applicable to shares of common stock of approximately $115 million.

The Advisor..........................................    Tortoise  Capital  Advisors,  L.L.C.  (the "Advisor") was formed in October
                                                         2002 to provide portfolio management services to institutional and high net worth investors seeking  professional  management of their MLP investments.
                                                         The Advisor has been managing  investments in portfolios of MLP investments since  that  time.  In  February  2004,  the  Advisor  began  managing  the investments of Tortoise Energy  Infrastructure  Corporation ("TYG"), and in
                                                         May  2005  began  managing  the  investments  of  Tortoise  Energy  Capital
                                                         Corporation  ("TYY").  TYG, whose shares trade on the NYSE under the symbol
                                                         "TYG," is a nondiversified,  closed-end  management investment company that was  created to invest  principally  in MLPs in the  energy  infrastructure sector. TYY, whose shares are traded on the NYSE under the symbol "TYY," is also a nondiversified,  closed-end  management investment company and which
                                                         invests   principally   in  MLPs  and  their   affiliates   in  the  energy
                                                         infrastructure  sector.  As of February 28,  2006,  TYG had total assets of approximately  $718 million and TYY had total assets of approximately  $581 million.  In December 2005,  the Advisor began managing the  investments of
                                                         Tortoise Capital Resources Corporation ("TTO"). TTO is a private investment fund that was created to invest  primarily in privately  held and micro-cap public companies in the U.S. energy  infrastructure  sector. As of February
                                                         28, 2006, TTO had total assets of approximately $43 million. As of February
                                                         28, 2006, the Advisor had approximately $1.6 billion of client assets under management,  including  the assets of TYG,  TYY,  TTO and the  Company.  As
                                                         disclosed  more  completely   below,   the  Advisor  may  allocate  certain
                                                         investment  opportunities among the Company and its other advisory clients, including TYG and TYY.

                                                         Fountain Capital Management,  L.L.C.  ("Fountain  Capital") and Kansas City
                                                         Equity  Partners LC  ("KCEP")  control the  Advisor  through  their  equity ownership and management  rights in the Advisor.  The Advisor's  investment committee is comprised of five portfolio  managers.  The principal business address of the Advisor is 10801 Mastin Boulevard, Suite 222, Overland Park,
                                                         Kansas 66210.

The Offering.........................................    The Company is offering Series I Money Market  Cumulative  Preferred Shares
                                                         at  a  purchase   price  of  $25,000  per  share   ($__________   aggregate
                                                         liquidation  preference)  plus  accumulated  dividends,  if any,  from  the
                                                         Original Issue Date. MMP Shares are being offered by Lehman  Brothers Inc., and ____________ as underwriters.  See "Underwriting."

                                                         It is a condition  of the  underwriters'  obligation  to  purchase  the MMP
                                                         Shares that the MMP Shares receive a rating of "Aa2" from Moody's Investors

                                                         Service Inc. ("Moody's") and "AA" from Fitch Ratings ("Fitch").

                                                         The  issuance of MMP Shares  represents  the  leveraging  of the  Company's common  stock.  See  "Risk  Factors  -- General  Risks of  Investing  in the
                                                         Company -- Leverage Risk."

                                                         The Company will invest the net proceeds of the offering in accordance with the Company's investment objective and policies described under "Investment
                                                         Objective and Principal  Investment  Strategies."  The Company  anticipates that it may take up to three months  following  completion of this offering until the  Company's  assets  are fully  invested  in  accordance  with the
                                                         Company's investment objective and policies. During the period in which the
                                                         Company is  investing  the net proceeds of this  offering,  it will deviate from its investment  policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies,  high quality,
                                                         short-term   money  market   instruments,   short-term   debt   securities,
                                                         certificates of deposit,  bankers'  acceptances and other bank obligations, commercial  paper rated in the highest category by a rating agency or other fixed income securities.

Summary of Key Auction Participants..................    Auction Agent: The Auction Agent  administers the Auctions to determine the applicable dividend rates.

                                                         Beneficial Owner: A holder of MMP Shares.

                                                         Broker-Dealer:  A broker-dealer that has entered into an agreement with the
                                                         Auction Agent to submit orders in an Auction for MMP Shares.

                                                         Potential  Beneficial  Owner: A customer of a Broker-Dealer  that wishes to purchase MMP Shares in an Auction.

MMP Shares...........................................    MMP Shares are not listed on an exchange  or  automated  quotation  system.
                                                         Instead,  you may buy or sell MMP Shares at an  Auction  that  normally  is held every 28 days by submitting orders to a Broker-Dealer.  In addition to the  Auctions,  Broker-Dealers  and other  broker-dealers  may  maintain  a secondary  trading  market  in MMP  Shares  outside  of  Auctions,  but may discontinue  this  activity  at any  time.  There  is no  assurance  that a secondary  market will provide MMP  stockholders  with  liquidity.  You may
                                                         transfer   MMP   Shares   outside  of   Auctions   only  to  or  through  a
                                                         Broker-Dealer,  or  a  broker-dealer  that  has  entered  into  a  separate agreement with a Broker-Dealer  or to the Company or any of its affiliates, in certain cases.

                                                         The dividend  rate for the initial  Dividend  Period from and including the
                                                         Original Issue Date through  __________,  2006, will be ____% per year. The first Auction Date for MMP Shares will be __________,  2006 and the initial
                                                         Dividend  Payment  Date  will  be  __________,  2006.  Subsequent  Auctions generally  will be held  every 28 days  unless  the then  current  Dividend
                                                         Period is a Special  Dividend  Period,  the date that normally would be the
                                                         Auction  Date is not a  Business  Day or  unforeseen  events  preclude  the holding of an Auction.

Auction Procedures...................................    You may buy, sell or hold MMP Shares through an Auction.  Beneficial Owners and Potential  Beneficial  Owners of MMP Shares may participate in Auctions
                                                         only  by  submitting  Orders  through  a   "Broker-Dealer"   or  through  a
                                                         broker-dealer   that  has  entered  into  a  separate   agreement   with  a
                                                         Broker-Dealer.  In  general,  the types of Orders that may be placed with a
                                                         Broker-Dealer  include:  Hold Orders, Sell Orders, Bids to sell and Bids to purchase.

                                                         The  following  is a brief  summary  of the  Auction  Procedures  for  both
                                                         Beneficial  Owners and  Potential  Beneficial  Owners.  See "The Auction --
                                                         Auction Procedures" for more detailed information.

                                                         Beneficial  Owners.  Prior to the Submission  Deadline on each Auction Date for MMP Shares, each Beneficial Owner may submit Orders with respect to MMP
                                                         Shares of such series to a Broker-Dealer as follows:

                                                         o    Hold Order -- indicating  its desire to hold MMP Shares without regard to the Applicable Rate for MMP Shares for the next succeeding Dividend
                                                              Period of MMP Shares.

                                                         o    Bid --  indicating  its desire to sell the number of  Outstanding  MMP
                                                              Shares,  if any, held by such Beneficial  Owner if the Applicable Rate for MMP Shares for the next  succeeding  Dividend Period of MMP Shares shall be less than the rate per  annum  specified  by such  Beneficial
                                                              Owner (also known as a hold at rate order).

                                                         o    Sell Order -- indicating  its desire to sell the number of Outstanding
                                                              MMP Shares,  if any, held by such  Beneficial  Owner without regard to the Applicable  Rate for MMP Shares for the next  succeeding  Dividend
                                                              Period of MMP Shares.

                                                         Orders  submitted  (or the  failure to do so) by  Beneficial  Owners  under certain circumstances will have the effects as described below:

                                                         o    A  Beneficial  Owner of MMP Shares that  submits a Bid with respect to
                                                              MMP Shares to its Broker-Dealer  having a rate higher than the Maximum
                                                              Rate for MMP  Shares on the  Auction  Date will be  treated  as having submitted a Sell Order with respect to such MMP Shares.

                                                         o    A  Beneficial  Owner of MMP Shares  that fails to submit an Order with respect to such MMP Shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such MMP Shares.

                                                         Potential  Beneficial  Owners. A customer of a Broker-Dealer  that is not a
                                                         Beneficial  Owner of MMP Shares but that wishes to purchase MMP Shares,  or that is a Beneficial Owner of MMP Shares that wishes to purchase additional
                                                         MMP Shares (in each case, a "Potential  Beneficial Owner"), may submit Bids to its  Broker-Dealer  in  which it  offers  to  purchase  such  number  of
                                                         Outstanding MMP Shares specified in such bid if the Applicable Rate for MMP
                                                         Shares  determined  on such  Auction  Date  shall be not less than the rate specified in such Bid. A Bid placed by a Potential  Beneficial Owner of MMP
                                                         Shares specifying a rate higher than the Maximum Rate for MMP Shares on the
                                                         Auction Date will not be accepted.

                                                         The Auction Process. If Sufficient Clearing Bids for MMP Shares exist (that is,  the  aggregate  number of MMP  Shares  subject  to  Submitted  Bids of
                                                         Potential  Beneficial  Owners  specifying  one or more  rates  between  the
                                                         Minimum Rate (for Standard  Dividend Periods or less, only) and the Maximum
                                                         Rate (for all Dividend Periods) for MMP Shares exceeds, or is equal to, the number of MMP Shares subject to Submitted Sell Orders), the Applicable Rate for MMP Shares for the next  succeeding  Dividend Period will be the lowest rate specified in the Submitted  Bids which,  taking into account such rate and all lower  rates bid by  Broker-Dealers  as or on behalf of  Beneficial
                                                         Owners and Potential  Beneficial Owners,  would result in Beneficial Owners and Potential  Beneficial  Owners owning the aggregate number of MMP Shares available for purchase in the Auction.

                                                         If Sufficient Clearing Bids for MMP Shares do not exist (other than because all of the  Outstanding  MMP Shares are subject to Submitted  Hold Orders), then  the  Applicable  Rate  for all MMP  Shares  for the  next  succeeding
                                                         Dividend Period will be the Maximum Rate for MMP Shares.

                                                         The  Auction  Procedures  include a pro rata  allocation  of MMP Shares for purchase and sale,  which may result in a Beneficial  Owner  continuing  to hold or selling,  or a Potential  Beneficial Owner purchasing,  a number of
                                                         MMP  Shares  that is less than the number of MMP  Shares  specified  in its
                                                         Order.   To  the  extent  the  allocation   procedures  have  that  result,
                                                         Broker-Dealers  will be required to make  appropriate pro rata  allocations among their respective customers.

                                                         Settlement  of  purchases  and sales will be made on the next  Business Day
                                                         (also  a  Dividend  Payment  Date)  after  the  Auction  Date  through  the
                                                         Securities Depository in accordance with the Securities Depository's normal procedures.

Dividends and Dividend Periods.......................    Subsequent to the initial Dividend  Period,  each Dividend Period generally will be 28 days in length.  The Applicable  Rate for a particular  Dividend
                                                         Period  usually will be determined by an Auction  conducted on the Business
                                                         Day  immediately  preceding  the  start  of the  Dividend  Period.  In most instances,  dividends  are also payable every 28 days, on the day following the end of the  Dividend  Period.  Prior to any  Auction,  the  Company may
                                                         elect,  subject to limitations  described herein, upon giving notice to the
                                                         Auction Agent and each Broker-Dealer,  a Special Dividend Period. A Special
                                                         Dividend  Period is a Dividend Period  consisting of a specified  number of days  (other  than 28). A Special  Dividend  Period  will not be  effective unless  Sufficient  Clearing  Bids  exist at the  Auction  in  respect of a
                                                         Special  Dividend Period.  If Sufficient  Clearing Bids do not exist at the
                                                         Auction,  the Dividend Period commencing on the Business Day succeeding the
                                                         Auction will be a 28 day Dividend Period.  See "Description of Money Market
                                                         Cumulative   Preferred   Shares  --  Dividends   and   Dividend   Periods  --
                                                         Determination of Dividend Rate" and "The Auction."

Determination of Applicable Rate.....................    Except  during a  Default  Period,  the  Applicable  Rate for any  Dividend
                                                         Period for MMP Shares will not be more than the Maximum  Rate.  The Maximum
                                                         Rate will  depend on the credit  rating  assigned  to the MMP Shares and on the  duration  of  the  Dividend  Period.  The  Maximum  Rate  will  be the
                                                         Applicable  Percentage  of the  Reference  Rate,  subject to upward but not downward  adjustment  in the  discretion  of the Board of  Directors  after consultation  with the  Broker-Dealers.  The Applicable  Percentage will be determined  based on the lower of the credit ratings  assigned on that date to the MMP Shares by Moody's and Fitch, as follows:

                                                              Moody's                          Fitch                   Applicable
                                                           Credit Rating                   Credit Rating               Percentage
                                                         ----------------                ------------------            ----------
                                                         Aa3 or above                    AA - or above                     200%
                                                         A3 to A1                           A - to A+                      250%
                                                         Baa3 to Baa1                    BBB - to  BBB+                    275%
                                                         Below Baa3                      Below BBB -                       300%

                                                         For Standard  Dividend  Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate. The Applicable Rate for any  Dividend  Period  commencing  during any Default  Period,  and the
                                                         Default  Rate  described  under  "Description  of Money  Market  Cumulative

                                                         Preferred  Shares,"  initially  will  be 300% of the  Reference  Rate.  The
                                                         Reference Rate is the greater of:

                                                         (1) the  applicable  AA  Composite  Commercial  Paper  Rate (for a Dividend
                                                         Period of fewer than 184 days) or the applicable Treasury Index Rate (for a
                                                         Dividend Period of 184 days or more), or

                                                         (2) the applicable London-Interbank Offered Rate ("LIBOR").

Restrictions on Dividends,
Redemption and Other Payments........................    On April 3,  2006,  the Company  issued the Tortoise  Notes,  which are due
                                                         April 3,  2045, in an aggregate  principal  amount of $40,000,000 and which constitute senior securities  representing  indebtedness (as defined in the
                                                         1940 Act).  The Company may not declare any dividend on MMP Shares  unless, after giving effect to such  dividend,  asset coverage with respect to such
                                                         Tortoise Notes (and any other Borrowings  (defined below in "Leverage")) is at least 200%.  In addition,  the Company would not be permitted to declare any other  distribution  on or purchase or redeem MMP Shares unless,  after giving effect to such distribution,  purchase or redemption, asset coverage with respect to such Tortoise Notes (and any other  Borrowings) is at least
                                                         300%.  Dividends or other distributions on, or redemptions or purchases of,
                                                         MMP Shares  also would be  prohibited  at any time that an event of default under the  Tortoise  Notes (and any other  Borrowings)  has occurred and is continuing.  See "Description of Money Market Cumulative Preferred Shares --
                                                         Restrictions on Dividend,  Redemption and Other Payments." In addition, the
                                                         Company  may  make  further  use  of  financial   leverage   through  other
                                                         Borrowings which constitute  senior  securities  representing  indebtedness under the 1940 Act.

Asset Maintenance....................................    The Company must maintain  Eligible Assets having an aggregated  Discounted
                                                         Value at least equal to 115% of the MMP Shares Basic Maintenance  Amount as of each  Valuation  Date. The Company also must maintain asset coverage for the MMP  Shares on a  non-discounted  basis of at least 200% as of the last
                                                         Business Day of each month (the "1940 Act MMP Shares Asset Coverage").  See
                                                         "Rating Agency Guidelines."

                                                         The Discount Factors and guidelines for calculating the Discounted Value of the Company's  portfolio for purposes of determining whether the MMP Shares
                                                         Basic Maintenance  Amount has been satisfied will be established by Moody's and Fitch in connection with the Company's anticipated receipt from Moody's and Fitch of the "Aa2" and "AA" Credit Ratings, respectively,  with respect to the MMP Shares on their Original Issue Date.

                                                         The Company  estimates  that on the Original  Issue Date,  the 1940 Act MMP
                                                         Shares Asset  Coverage,  based on the  composition  of its  portfolio as of
                                                         _________________,  after giving effect to the issuance of the  outstanding
                                                         Tortoise  Notes and the MMP Shares  offered  hereby  ($__________)  and the deduction of underwriter  discounts and commissions and estimated  offering expenses for such MMP Shares ($__________), will be ____%.

                                                         In addition,  the Company must maintain asset coverage requirements imposed in  connection  with  Tortoise  Notes  and there  may be  additional  asset coverage requirements imposed in connection with other Borrowings, if any.

Redemption...........................................    The  Company  may be  required  to redeem MMP Shares if, for  example,  the
                                                         Company does not meet an asset  coverage  ratio required by law or in order to correct a failure to meet Rating Agency  Guidelines in a timely  manner.

                                                         Although  the  Company  ordinarily  will not  redeem  the MMP  Shares,  the
                                                         Company may  voluntarily  redeem MMP Shares if, for  example,  its Board of
                                                         Directors  determines that the Company could obtain more favorable interest rates from an  alternative  source of financing  and the Company  satisfies certain  legal and  contractual  requirements.  See  "Description  of Money
                                                         Market Cumulative Preferred Shares -- Redemption."

Liquidation Preference...............................    The  liquidation  preference  of the MMP Shares  will be $25,000  per share plus accumulated but unpaid dividends,  if any,  thereon.  See "Description of Money Market Cumulative Preferred Shares -- Liquidation Rights."

Voting Rights........................................    Except as  otherwise  indicated,  holders of MMP  Shares  have one vote per share and vote together with holders of common stock as a single class.

                                                         The 1940 Act  requires  that the  holders  of the MMP  Shares and any other preferred  stock  voting as a  separate  class  have the right to elect two directors of the Company at all times.  The holders of  outstanding  common stock and preferred stock,  including MMP Shares,  voting  together,  shall elect the remainder.  However,  upon the Company's failure to pay dividends on the MMP Shares and any other  preferred  stock in an amount equal to two full  years of  dividends,  the  holders  of the MMP  Shares  and any other preferred stock have the right to elect, as a class, the smallest number of additional directors as shall be necessary to assure that a majority of the directors  has been  elected by the holders of the MMP Shares and any other preferred stock.  The terms of the additional  directors shall end when the
                                                         Company  pays or provides for all  accumulated  and unpaid  dividends.  See
                                                         "Description of Money Market Cumulative Preferred Shares -- Voting Rights."

Investment Objective and Principal Investment
Strategies.............................................  The Company's  investment objective is to seek a high level of total return with an emphasis on dividend income to stockholders.  There is no assurance that the Company  will attain its  investment  objective.  See  "Investment
                                                         Objective and Principal Investment Strategies" and "Risk Factors."

                                                         The Company  invests in a portfolio  consisting  primarily of RITs and MLPs with an emphasis on Energy Companies. Information about the characteristics of  the  different  types  of  RITs  is  provided  in  the  section  titled
                                                         "Investment Objective and Principal Investment Strategies -- Energy Company
                                                         Issuers."

                                                         The  Company  invests  primarily  in Energy  Companies  with their  primary operations  in North  America.  The North  American  energy  sector  can be generally categorized as follows:

                                                         o    Upstream  -- the  development  and  extraction  of  energy  resources, including  natural  gas,  crude oil and coal from onshore and offshore geological reservoirs.

                                                         o    Midstream -- the gathering,  processing,  storing and  transmission of energy  resources  and  their  byproducts  in a form that is usable by wholesale power  generation,  utility,  petrochemical,  industrial and
                                                              gasoline  customers,   including  pipelines,  gas  processing  plants,
                                                              liquefied natural gas facilities and other energy infrastructure.

                                                         o    Downstream -- the  refining,  marketing  and  distribution  of refined energy  sources,  such as  customer-ready  natural  gas,  propane  and gasoline, to the end-user customers, and the generation,

                                                              transmission and distribution of power and electricity.

                                                         Energy  Companies  include  companies  that  derive  more than 50% of their
                                                         revenues   from  the  business  of   transporting,   processing,   storing,
                                                         distributing  or  marketing  natural  gas,  natural gas  liquids  ("NGLs"), electricity,  coal, crude oil or refined petroleum products,  or exploring, developing, managing or producing such commodities.

                                                         As a non-fundamental  policy, under normal conditions,  the Company invests at  least  80% of its  total  assets  (including  assets  obtained  through leverage) in equity securities of Energy  Companies.  The equity securities of Energy  Companies  purchased by the Company  will  consist  primarily of interests in publicly  traded RITs and publicly  traded MLPs,  but also may include common or preferred stock,  convertible  securities,  warrants, and depository  receipts issued by Energy  Companies that are not RITs or MLPs.
                                                         The equity  securities  also may be  restricted  securities.  As additional non-fundamental  policies,  the  Company  also may  invest up to 20% of its total assets in publicly  traded RITs or publicly  traded MLPs that are not
                                                         Energy  Companies.  The Company typically invests at least 50% of its total assets in publicly  traded RITs.  The Company does not invest more than 25%
                                                         of its total assets in equity  securities of publicly  traded MLPs,  and it may invest up to 50% of its total assets in restricted securities for which no  public  trading  market  exists.  See "Risk  Factors--General  Risks of
                                                         Investing in the Company--Restricted Security Risk."

                                                         The percentage  limitations for the Company's  portfolio  described in this prospectus  (other than the percentage  limitations on leverage) apply only at the  time  of  investment  and  the  Company  is not  required  to  sell securities  due to  subsequent  changes in the value of securities it owns.
                                                         Also,  the  Company  may  invest  more  than  50% of its  total  assets  in restricted  securities prior to its first receipt of any leverage  proceeds so long as its aggregate investments in restricted securities do not exceed
                                                         50% of total assets  (including  assets obtained or expected to be obtained from  leverage).  As  of  February  28,  2006,  the  Company  has  invested approximately $9 million in restricted securities.  The term "total assets"
                                                         includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy.

                                                         The Company's  Board of Directors  may change the Company's  nonfundamental investment policies without stockholder approval and will provide notice to stockholders  of material  changes  (including  notice through  stockholder reports);  provided,  however,  that a change in the policy of investing at least 80% of its net assets,  plus any borrowings for investment  purposes, in equity  securities of Energy Companies  requires at least 60 days' prior written notice to stockholders.

                                                         During the period in which the  Company is  investing  the net  proceeds of this offering, it will deviate from its investment policies with respect to the net proceeds by investing the net proceeds in cash,  cash  equivalents,
                                                         securities   issued  or   guaranteed   by  the  U.S.   Government   or  its
                                                         instrumentalities  or  agencies,  high  quality,  short-term  money  market instruments,  short-term debt securities, certificates or deposit, bankers'
                                                         acceptances  and other  bank  obligations,  commercial  paper  rated in the highest category by a rating agency or other fixed income securities.

                                                         Equity Securities of RITs. Under normal conditions, the Company will likely invest at least 50% of its total assets in publicly traded RITs. RIT units represent an equity  ownership  interest in a trust created under the laws of a Canadian province.  The holder of a unit is generally entitled to receive monthly or quarterly cash distributions from the RIT as well as the potential to share in the RIT's success  through capital  appreciation.  If the RIT that issued the units liquidates,  the unit holders generally would be entitled to their pro rata share of any liquidation proceeds, net of any applicable  withholding  taxes  in the  case of  non-residents  of  Canada,
                                                         remaining  after  payment  of  the  RIT's   outstanding   debts  and  other
                                                         liabilities. RIT units generally trade on one or more of the Canadian stock exchanges,  such as the  Toronto  Stock  Exchange,  and also may trade on a
                                                         United States stock exchange.  In some cases, a RIT may have two classes of units, one class which may only be owned by residents of Canada and another class which may be held by either residents or non residents of Canada. For
                                                         RITs with more than one class of units, the Company may invest in any class of units if permitted by the units'  residency  requirements.  Unit holders generally have the right to vote upon the election of managers or directors of the RIT.

                                                         Equity  Securities of MLPs and their Affiliates.  Under normal  conditions, the Company may invest up to 25% of its total  assets in equity  securities of  publicly  traded  MLPs,  which  currently  consist of common  units and convertible  subordinated  units.  The Company  also may invest in I-Shares issued  by  affiliates  of  MLPs.  As  of  the  date  of  this  prospectus, substantially  all MLP  common  units and  I-Shares  in which  the  Company intends  to invest are of a class  listed and traded on the NYSE,  American
                                                         Stock Exchange  ("AMEX") or NASDAQ  National  Market.  The Company also may purchase MLP common units  directly from MLPs or  unitholders  of MLPs. MLP convertible  subordinated  units are a class of  securities  not  listed or publicly  traded,  and  typically  are  purchased  in  directly  negotiated transactions with MLP affiliates or institutional  holders of those shares.
                                                         MLP subordinated units typically are convertible into a class of securities listed and traded on the NYSE, AMEX or NASDAQ National Market.  The Company
                                                         also may invest in  securities of general  partners or other  affiliates of
                                                         MLPs and in securities of private  companies.  It is  anticipated  that all publicly  traded MLPs in which the Company  will invest will have an equity market capitalization greater than $100 million.

                                                         MLP common unit holders  have typical  limited  partner  rights,  including limited  management and voting rights.  MLP common units have priority over convertible  subordinated  units upon liquidation.  Common unit holders are entitled to minimum quarterly  distributions  ("MQD"),  including arrearage rights,  before any distributions to convertible  subordinated unit holders or incentive distributions are made to the general partner. MLP convertible subordinated  units:  (1) are  convertible  to common units on a one-to-one basis after the passage of time and/or  achievement of specified  financial goals,  (2) are  entitled to MQD after  payments to common unit holders and before incentive  distributions to the general partner, and (3) do not have arrearage  rights.  I-Shares  typically  are issued by a limited  liability company  ("LLC")  that owns an  interest  in and manages an MLP. An I-Share issuer's  assets  consist  solely of MLP I-units and,  therefore,  I-Shares represent an indirect  investment in MLPs. I-Shares have features which are
                                                         similar  to  common  units,   except  that  distributions  are  payable  in
                                                         additional  I-Shares rather than cash. The Company invests in I-Shares only if it  believes  it will have  adequate  cash to satisfy  its  distribution targets.

                                                         Recently,  some energy  infrastructure  companies  in which the Company may invest  have been  organized  as LLCs.  These LLCs are  treated as MLPs for federal  income tax  purposes.  The Company  may invest in common  units or other securities of such LLCs when consistent with its investment objective and policies.  LLC common units have features which are similar to those of
                                                         MLP common  units,  as  discussed  in more detail  below.  See  "Investment
                                                         Objective and Principal Investment Strategies -- Investment Securities."

                                                         Temporary Investments and Defensive  Investments.  Pending investment,  the
                                                         Company may invest up to 100% of the net  offering or leverage  proceeds in cash,  cash  equivalents,  securities  issued  or  guaranteed  by the  U.S.
                                                         Government or its instrumentalities or agencies,  high quality,  short-term money market  instruments,  short-term  debt  securities,  certificates  of deposit, bankers' acceptances and other bank obligations,  commercial paper rated in the  highest  category by a rating  agency or other  fixed  income securities. The Company also may invest in these instruments on a temporary basis to meet  working  capital  needs  including,  but not limited to, for collateral  in connection  with certain  investment  techniques,  to hold a reserve pending payment of distributions,  and to facilitate the payment of expenses and settlement of trades.

                                                         In addition,  under adverse market or economic conditions,  the Company may invest  100% of its total  assets in these  securities.  The yield on these securities  may be lower  than the  returns  on RITs and MLPs or  yields on lower rated fixed income  securities.  To the extent the Company invests in these securities on a temporary basis or for defensive purposes, it may not achieve its investment objective.

Hedging Transactions...................................  In addition to the investment  strategies discussed above, the Company has, and may in the future, engage in certain transactions intended to hedge the
                                                         Company's  exposure to currency risks due to its  investments in RITs which are  denominated  in  Canadian  dollars  and in an  attempt  to reduce  the interest rate risk arising from the Company's  leveraged capital structure, including from the issuance of the Tortoise  Notes.  The Company may engage in  various  currency  hedging  transactions,  including  buying or selling options or futures,  entering  into other  foreign  currency  transactions, including forward foreign currency contracts,  currency swaps or options on currency  and  currency  futures and other  derivatives  transactions.  The
                                                         Company  may  also  enter  into   interest   rate   transactions.   Hedging
                                                         transactions  can be  expensive  and have risks,  including  the  imperfect correlation  between  the  value  of such  instruments  and the  underlying assets,  the  possible  default of the other  party to the  transaction  or illiquidity of the derivative instruments.  Furthermore, the ability to use hedging  transactions  successfully  depends  on the  Advisor's  ability to
                                                         predict   pertinent  market  movements,   which  cannot  be  assured.   See
                                                         "Investment  Objective  and  Principal  Investment  Strategies  --  Hedging
                                                         Transactions"  and "Risk  Factors  --  General  Risks of  Investing  in the
                                                         Company   --   Currency   Hedging   Risk;"   "--Hedging   Strategy   Risk;"
                                                         "--Counterparty Risk."

Leverage.............................................    On April 4,  2006 the Company entered into a $20,000,000 unsecured revolving
                                                         Credit  Facility  with  U.S.  Bank,  pursuant  to  which  it  has  borrowed approximately  $_____  million.  The majority of the  Company's  borrowings under the Credit  Facility have been invested in the securities of publicly traded  MLPs and RITs.  The Credit  Facility  expires on June 1, 2006.  The
                                                         Company intends to issue MMP Shares in an amount representing approximately
                                                         ___% of total assets to repay all outstanding indebtedness under the Credit
                                                         Facility and for investment purposes. The Company issued

                                                         Tortoise  Notes  on  April 3,   2006  in  an  aggregate   principal  amount
                                                         representing   approximately  ___%  of  the  Company's  total  assets.  The
                                                         Company  intends  to repay all  outstanding  indebtedness  under the Credit
                                                         Facility and to terminate  the Credit  Facility  immediately  following the receipt  of the  proceeds  of  this  offering  of MMP  Shares.  Subject  to limitations  imposed on the  Company by the 1940 Act,  the Company may make further use of financial  leverage through other Borrowings,  including the issuance of commercial  paper or other notes.  Throughout this  Prospectus, commercial paper, notes or other borrowings,  including Tortoise Notes, are collectively  referred  to as  "Borrowings."  Payments  to  holders  of MMP
                                                         Shares in  liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

Risks................................................    The following  discussion  summarizes  the principal  risks that you should consider  before  investing in MMP Shares and the Company.  For  additional information about the risks associated with MMP Shares and the Company, see
                                                         "Risk Factors."

                                                         Risks of MMP Shares.  The primary  risks of  investing in MMP Shares are as follows:

                                                         Interest Rate Risk. MMP Shares pay dividends  based on short-term  interest rates. If short-term  interest rates rise,  dividends on the MMP Shares may rise so that the amount of  dividends  due to  holders of MMP Shares  would
                                                         exceed  the  amount  of  income   generated  by  the  Company's   portfolio
                                                         securities.  This might require that the Company sell portfolio  securities at a time when it would otherwise not do so, which may affect adversely the
                                                         Company's  future  earnings  ability.  In addition,  rising market interest rates  could  impact  negatively  the value of any debt  securities  in the
                                                         Company's  investment  portfolio,  reducing the amount of assets serving as asset coverage for the MMP Shares.

                                                         Auction Risk.  You may not be able to sell your MMP Shares at an Auction if the Auction  fails;  that is, if there are more MMP Shares offered for sale than there are buyers for those MMP Shares.  Also, if you place hold orders
                                                         (orders to retain MMP Shares) at an Auction only at a specified  rate,  and the bid rate exceeds the rate set at the Auction,  you will not retain your
                                                         MMP  Shares.  Finally,  if you buy MMP Shares or elect to retain MMP Shares without specifying a rate below which you would not wish to buy or continue to hold those MMP Shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your MMP Shares  than the market  rate of interest. See "Description of Money Market Cumulative Preferred Shares" and
                                                         "The Auction -- Auction Procedures."

                                                         Secondary Market Risk. If you try to sell your MMP Shares between Auctions, you may not be able to sell any or all of your MMP  Shares,  or you may not be able to  sell  them  for the  liquidation  preference  plus  accumulated dividends.  If the  Company has  designated  a Special  Dividend  Period (a dividend period other than 28 days), changes in interest rates could affect the price you would  receive if you sold your MMP  Shares in the  secondary market.  Broker-dealers  that maintain a secondary  trading  market for MMP
                                                         Shares are not  required  to  maintain  this  market and the Company has no control over the  establishment or maintenance of this market.  The Company is not  required  to  redeem  MMP  Shares  if an  Auction  or an  attempted secondary  market sale  fails.  MMP Shares are not listed on an exchange or automated  quotation system. If you sell your MMP Shares to a broker-dealer between  Auctions,  you may receive  less than the price you paid for them,

                                       10

                                                         especially if market interest rates have risen since the last Auction.

                                                         Senior  Leverage  Risk. The MMP Shares will be junior to Tortoise Notes and any other  Borrowings.  The  Tortoise  Notes and any other  Borrowings  may constitute a  substantial  lien and burden on MMP Shares by reason of their prior claim against the income of the Company and against the net assets of the Company in  liquidation.  The Company may not be  permitted  to declare dividends or other  distributions  with respect to the MMP Shares unless at the time thereof the Company meets certain asset coverage  requirements and the payment of principal and interest is not in default with respect to the
                                                         Tortoise Notes or any other Borrowings.

                                                         Ratings and Asset  Coverage  Risk.  While Moody's and Fitch are expected to assign ratings of "Aa2" and "AA," respectively,  to MMP Shares, the ratings do not  eliminate  or  necessarily  mitigate  the risks of investing in MMP
                                                         Shares. A rating may not fully or accurately  reflect all of the credit and market risks  associated  with a security.  A rating agency could downgrade
                                                         MMP Shares,  which may make your securities less liquid at an Auction or in the secondary market. If a rating agency downgrades the ratings assigned to
                                                         MMP Shares,  the Company may alter its portfolio or redeem MMP Shares.  The
                                                         Company may voluntarily redeem MMP Shares under certain circumstances.  See
                                                         "Description of Money Market Cumulative Preferred Shares -- Redemption."

                                                         Inflation Risk. Inflation is the reduction in the purchasing power of money resulting  from an increase in the price of goods and  services.  Inflation risk is the risk that the inflation  adjusted (or "real") value of your MMP
                                                         Shares  investment or the income from that investment will be worth less in the future. As inflation  occurs,  the real value of the MMP Shares and the dividend  payable to holders of MMP Shares  declines.  See "Risk Factors --
                                                         Risks of Investing in the MMP Shares -- Inflation Risk."

                                                         Company Risks.  The Company's net asset value, its ability to pay dividends and the liquidation preference on MMP Shares, and its ability to meet asset
                                                         coverage   requirements   depends  on  the  performance  of  the  Company's
                                                         investment portfolio. The performance of the Company's investment portfolio is subject to a number of risks, including the following:

                                                         Conflicts of Interest.  Conflicts of interest may arise because the Advisor and its  affiliates  carry on substantial  investment  activities for other clients, including TYG, TYY and TTO. The Advisor or its affiliates may have financial  incentives to favor certain accounts over the Company.  When two or more clients  advised by the Advisor or its affiliates  seek to purchase or sell the same publicly traded  securities,  it may adversely  affect the price or size of the position the Company may obtain.  In addition,  if the
                                                         Advisor becomes aware of certain material non-public information related to an RIT or an MLP,  such  as  acquisitions  contemplated  by the RIT or MLP, possession of this  information  may preclude the Company from investing in or selling  securities of an RIT or an MLP at the most  advantageous  time.
                                                         Furthermore,  restrictions  under the 1940 Act may preclude the Company and its affiliates from  co-investing  in private  placements of securities and may restrict its ability to liquidate a position quickly.

                                                         Energy Companies. The Company invests in Energy Companies, with an emphasis on equity  securities  issued by publicly traded RITs and MLPs. The primary risks inherent in the Energy  Companies  include:  (1) the  performance and level of  distributions  of Energy  Companies can be affected

                                       11

                                                         by direct and indirect  commodity price exposure,  (2) the profitability of
                                                         Energy  Companies  may  be  impacted  by  a  significant  decrease  in  the production,  transportation,  processing, storing or distribution of energy commodities,  (3) a  decrease  in market  demand for  natural  gas or other energy  commodities could adversely affect Energy Company revenues and cash flows,  (4) Energy  Company  assets deplete over time and must be replaced,
                                                         (5) rising  interest  rates  could  increase  an Energy  Company's  cost of capital,  and (6) extreme  weather  patterns  could  result in  significant volatility  in the supply of energy and power which could  affect the value of the securities in which the Company invests. See "Risk  Factors--General
                                                         Risks of Investing in the  Company--Supply  and Demand Risk;"  "--Depletion
                                                         and Exploration Risk;" "--Commodity  Pricing Risk;" "--Interest Rate Risk;"
                                                         "--Reserve Risk;" "--Operating Risk;" "--Weather Risk."

                                                         RIT Risks.  The value of the equity  securities of the Company's  portfolio
                                                         RITs may fluctuate in accordance with changes in the financial condition of those RITs,  the condition of equity  markets  generally and other factors.
                                                         There  can be no  assurance  that the  Company's  portfolio  RITs  will pay distributions on their  securities.  The declaration of such  distributions generally depends on various factors,  including the operating  performance and financial condition of the RIT and general economic conditions.

                                                         In many  circumstances,  the  Company's  portfolio  RITs may  have  limited operating  histories.  The value of the  Company's  portfolio  RITs will be influenced by factors that are not within the Company's control,  including the  financial  performance  of the  respective  issuers,  interest  rates, exchange rates,  and commodity prices (that will vary and are determined by supply  and  demand  factors  such as  weather  and  general  economic  and political  conditions),  the hedging  policies  employed  by such  issuers, issues  relating to the  regulation  of the energy  sector and  operational risks relating to the energy sector.  See "Risk  Factors--General  Risks of
                                                         Investing in the Company--RIT Risks."

                                                         Leverage  Risk.  Subject  to limits  imposed by the 1940 Act and the Rating
                                                         Agency  Guidelines,  the Company may increase its leverage above the amount estimated  after  issuance of the  Tortoise  Notes and any  offering of MMP
                                                         Shares.  The  Company  intends to use  leverage  primarily  for  investment purposes. The Company's use of leverage may result in risks and can magnify the effect of any losses.  There is no assurance that a leveraging strategy will be successful.  See "Risk  Factors--General  Risks of Investing in the
                                                         Company--Leverage Risk."

                                                         Small and Mid-Cap Stock Risk.  The Company  typically  invests in companies with small  (less than $2  billion)  or medium  (between  $2 billion and $5
                                                         billion)  market  capitalizations.   Stocks  of  smaller  and  medium-sized
                                                         companies can be more volatile than, and perform  differently  from, stocks of larger companies. There may be less trading in a smaller or medium-sized company's stock,  which means that buy and sell  transactions in that stock could have a larger impact on the stock's price than would be the case with a larger company's stock. Smaller and medium-sized companies may have fewer business  lines;  therefore,  changes in any one  business  line may have a greater  impact on a smaller or medium  company's  stock  price than is the case for a larger company.  In addition,  stocks of smaller or medium-sized companies may not be well known to the investing public.  See "Risk Factors
                                                         -- General  Risks of  Investing  in the Company -- Small and Mid-Cap  Stock
                                                         Risk."

                                       12

                                                         Canadian Securities Risk. Investing in Canadian securities involves certain risks not involved in domestic investments,  including, but not limited to:
                                                         fluctuations  in  currency   exchange  rates;   future  foreign   economic,
                                                         financial, political and social developments;  different legal systems; the possible imposition of exchange controls or other foreign governmental laws or  restrictions;  lower  trading  volume;  greater  price  volatility  and illiquidity;  different trading and settlement practices; less governmental supervision;  high and volatile  rates of inflation;  fluctuating  interest rates;  less publicly  available  information;  and  different  accounting, auditing and financial recordkeeping standards and requirements.

                                                         Foreign Currency Risk.  Because the Company intends to invest in securities denominated  or quoted in the  Canadian  dollar,  changes  in the  Canadian
                                                         dollar/U.S. dollar exchange rate may affect the value of securities held by the  Company  and the  unrealized  appreciation  or  depreciation  of those securities.  See "Risk Factors -- General Risks of Investing in the Company
                                                         -- Foreign Currency Risk;" "--Currency Hedging Risk."

                                                         Currency  Hedging  Risk.  The Company  has,  and may in the  future,  hedge
                                                         against   currency  risk  resulting   from  investing  in   Canadian-dollar
                                                         denominated  RITs.  Currency hedging  transactions in which the Company may engage include buying or selling  options or futures or entering into other
                                                         foreign   currency   transactions,   including   forward  foreign  currency
                                                         contracts,  currency swaps or options on currency and currency  futures and other derivatives  transactions.  Hedging transactions can be expensive and have risks,  including the imperfect  correlation between the value of such instruments and the underlying  assets,  the possible  default of the other party to the  transaction or  illiquidity  of the  derivative  instruments.
                                                         Furthermore,  the ability to use hedging transactions  successfully depends on the  Advisor's  ability to predict  pertinent  market  movements,  which cannot be  assured.  Thus,  the use of hedging  transactions  may result in losses  greater than if they had not been used,  may require the Company to sell or purchase  portfolio  securities at inopportune  times or for prices other than current market values,  may limit the amount of appreciation the
                                                         Company  can realize on an  investment,  or may cause the Company to hold a security that it might otherwise sell. The use of hedging  transactions may result in the Company  incurring  losses as a result of matters  beyond its control.  For example,  losses may be incurred because of the imposition of exchange  controls,  suspension  of  settlements  or the  inability  of the
                                                         Company to deliver or receive a specified  currency.  See "Risk  Factors --
                                                         General Risks of Investing in the Company -- Currency Hedging Risk."

                                                         Valuation  Risk.  The  Company  may  invest  up to 50% of total  assets  in restricted  securities,  which are subject to restrictions  on resale.  The value of such  investments  ordinarily  will be  based  on fair  valuations determined  by  the  Advisor  using  procedures  adopted  by the  Board  of
                                                         Directors.  Restrictions  on resale or the  absence  of a liquid  secondary market may  adversely  affect the ability of the Company to  determine  net asset value.  The sale price of securities that are restricted or otherwise not  readily  marketable  may be higher or lower  than the  Company's  most recent valuations of those securities.  See "Risk Factors--General Risks of
                                                         Investing in the Company--Restricted Securities Risk."

                                                         Nondiversification  Risk. The Company has registered as a "non-diversified"
                                                         investment company under the 1940 Act. To the extent the Company invests

                                       13

                                                         a relatively  high percentage of its assets in the obligations of a limited number of issuers,  the Company may be more  susceptible than a more widely diversified  investment  company  to  any  single  economic,  political  or regulatory  event.  Although  the  Company  may  invest a  relatively  high percentage  of its  assets in a  limited  number of  issuers,  the  Company intends  to  diversify  its  holdings  to the  extent  necessary  for it to maintain its  qualification as a regulated  investment  company ("RIC") for
                                                         U.S.  federal  income tax  purposes.  See "Risk Factors -- General Risks of
                                                         Investing in the Company -- Non-Diversification" and "Tax Matters."

                                                         See "Risk  Factors -- General Risks of Investing in the Company" for a more detailed  discussion  of these  risks and other risks of  investing  in the
                                                         Company.

Taxation of MMP Distributions........................    Dividends  with  respect  to MMP  Shares  from  the  Company's  current  or accumulated earnings and profits allocated to such shares generally will be taxed as ordinary income, but a portion of such distributions,  if properly designated by the Company, may qualify for treatment as "qualified dividend income" that is generally  subject to reduced rates of U.S.  federal income taxation for  noncorporate  stockholders,  provided  that  certain  holding period  and other  requirements  are  satisfied.  Corporate  holders of MMP
                                                         Shares  should  be aware  that the  Company  does not  anticipate  that the dividends  paid by the Company will qualify to any  significant  extent for the  dividends  received  deduction,  since a  substantial  portion  of the
                                                         Company income will be attributable to RIT dividends and MLPs. In addition, any  dividends  received  deduction  may be limited in part due to the fact that a portion of the stock  giving  rise to such  dividend  may in part be debt  financed.  Distributions  in  excess  of  the  Company's  current  or accumulated earnings and profits, if any, will first reduce a stockholder's adjusted tax basis in his or her MMP Shares, and, after such adjusted basis is reduced to zero,  will be treated as gain from the sale or  exchange  of such MMP Shares.  Because the Company will invest a substantial  portion of its assets in MLPs,  which are  expected to generate  cash in excess of its taxable income to  stockholders,  it is possible that dividends  payable on
                                                         MMP Shares could exceed current or accumulated earnings and profits,  which would be treated  as a tax-free  return of capital or gain from the sale or exchange of the MMP Shares, as described above. See "Tax Matters."

Auction Agent........................................    The  Bank  of New  York  will  serve  as  Auction  Agent,  transfer  agent, registrar,  dividend paying agent and redemption  agent with respect to MMP
                                                         Shares.

Book-Entry Only......................................    Except as  described  herein,  investors  in MMP  Shares  will not  receive certificates  representing  ownership  of their  shares.  Ownership  of MMP
                                                         Shares will be maintained in book-entry  form by the Securities  Depository or its  nominee  for  the  account  of the  investor's  Agent  Member.  The investor's  Agent Member,  in turn, will maintain records of the investor's beneficial  ownership  of  MMP  Shares.  Accordingly,  references  in  this
                                                         Prospectus  to an investor's  investment in or purchase,  sale or ownership of MMP Shares  are to  purchases,  sales or  ownership  of those  shares by
                                                         Beneficial Owners.

                                                         Dividends on the MMP Shares will be paid through the Securities  Depository
                                                         on  each  Dividend  Payment  Date.  The  Securities   Depository's
                                                         normal  procedures  provide for it to distribute  the dividends in same-day funds  to  Agent  Members,  who  are in turn  expected  to  distribute  the dividends  to the person  for whom they are  acting as agent in  accordance with the  instructions  of that person.  See  "Description  of Money Market
                                                         Cumulative Preferred Shares -- Dividends and Dividend Periods."

                                       14

                              FINANCIAL HIGHLIGHTS

     Information  contained  in the table below under the  headings  "Per Common
Share  Data" and  "Supplemental  Data and Ratios"  shows the  audited  operating performance of the Company's common stock from the commencement of the Company's investment  operations on October 31, 2005 until November 30, 2005 and unaudited performance  of the Company's  common stock from December 1, 2005 until February
28, 2006. The table covers approximately four months of operations, during which a  substantial  portion  of the  Company's  assets  were  held in  cash  pending investment  in  securities  that meet the  Company's  investment  objective  and policies  (____%  was  invested  in such  securities  at  ____________________).
Accordingly,  the information  presented may not provide a meaningful picture of the Company's  operating  performance.  The report of the Company's  independent registered  public  accounting  firm for the period  from  October  31,  2005 to
November 30, 2005 can be found in the Statement of Additional Information.

                                                                       Period from             Period from
                                                                    December 1,2005         October 31, 2005(1)
                                                                         through                 through
                                                                   February 28, 2006        November 30, 2005
                                                                  -------------------      -------------------
                                                                       (Unaudited)
Per Common Share Data (2)
     Net Asset Value, beginning of period                             $      23.95          $         ---
     Public offering price                                                     ---                  25.00
     Underwriting discounts and offering expenses associated
                                                                               ---                 (1.31)
        with the issuance of common stock
     Income from Investment Operations:
         Net investment income                                                0.15                   0.02
         Net realized and unrealized gain on investments                      1.19                   0.24
                                                                         --------------         --------------
              Total increase from investment operations                       1.34                   0.26
                                                                         --------------         --------------
     Less dividends to common stockholders:
        Net investment income                                               (0.26)                    ---
                                                                         --------------         --------------
              Total dividends to common stockholders                        (0.26)
                                                                         --------------         --------------
     Net Asset Value, end of period                                   $      25.03          $       23.95
                                                                         ==============         ==============
     Per common share market value, end of period                     $      22.73          $       25.00
     Total investment return based on market value (3)                       (8.05%)                 0.00%

                                                                       Period from             Period from
                                                                    December 1,2005         October 31, 2005(1)
                                                                         through                 through
                                                                   February 28, 2006        November 30, 2005
                                                                  -------------------      -------------------
                                                                       (Unaudited)
Supplemental Data and Ratios)
     Net assets applicable to common stockholders,
        end of period (000's)                                         $    115,457          $     110,451
     Ratio of expenses to average net assets before waiver(4)(5)              1.84%                  2.02%
     Ratio of expenses to average net assets before waiver
        and excluding interest expense(4)(5)                                  1.78%                  2.02%
     Ratio of expenses to average net assets after waiver(4)(5)               1.59%                  1.77%
     Ratio of expenses to average net assets after waiver
        and excluding interest expense(4)(5)                                  1.53%                  1.77%
     Ratio of net investment income to average net assets
        before waiver(4)(5)                                                   2.35%                  0.75%
     Ratio of net investment income to average net assets
        before waiver and excluding interest expenses(4)(5)                   2.41%                  0.75%
     Ratio of net investment income to average net assets
        after waiver(4)(5)                                                    2.60%                  1.00%
     Ratio of net investment income to average net assets
        after waiver and excluding interest expense(4)(5)                     2.66%                  1.00%
     Portfolio turnover rate                                                  0.00%                  0.00%

                                       15

     Total short-term borrowings, end of period (in thousands)        $     15,835          $         ---
     Asset coverage ratio per $1,000 of borrowings                    $      8,291          $         ---
     Asset coverage ratio(6)                                                   829%                   ---

(1)  Commencement of operations.
(2)  Information  presented  relates to a share of common stock  outstanding for the entire period.
(3)  Not  annualized.  The total  investment  return is  calculated  assuming  a purchase of common stock at the beginning of the period (or initial  public offering  price)  and a sale at the  closing  price  on the last day of the period reported.
(4)  Annualized for periods less than one full year.
(5)  These ratios  include the impact of current income taxes accrued of $12,000 and $0 for the period from  December 1, 2005 through  February 28, 2006 and
     October 31, 2005 through November 30, 2005, respectively.
(6)  Represents  value of total assets less all liabilities and indebtedness not represented  by short-term  borrowings at the end of the period  divided by short-term borrowings outstanding at the end of the period.

     The following table sets forth information about the Company's  outstanding senior  securities  representing  indebtedness  as  of  the  date  of  this
     Prospectus.

                                                                                                                      Average Market
                                                                                           Asset Coverage           Value Per $25,000
                                                                Total Principal             Per $1,000 of              of Principal
Title of Security                                             Amount Outstanding          Principal Amount                Amount
-----------------                                          ------------------------    ----------------------     ---------------------
Tortoise Notes, Series A                                         $ 40,000,000                    $                     $
Borrowings
    Unsecured Revolving Credit Facility (1)                      $                               $                          n/a
     (1)  On April 4, 2006,  the Company  entered into a  $20,000,000  unsecured
          Credit  Facility  with US  Bank  pursuant  to  which  it has  borrowed approximately  $____________  million.  The majority of the  Company's borrowings  under  the  Credit  Facility  have  been  invested  in the securities  of  publicly  traded  MLPs and RITs.  The Credit  Facility expires on June 1, 2006.  Upon the issuance of the MMP Shares  offered hereby, all outstanding indebtedness under the Credit Facility will be repaid and the Credit Facility will be terminated.

                                   THE COMPANY

     The Company is a recently organized, nondiversified,  closed-end management investment company registered under the 1940 Act. The Company was organized as a
Maryland  corporation  on January  13,  2005,  under a charter  (the  "Charter")
governed by the laws of the State of Maryland.  On October 31, 2005, the Company
issued an aggregate of 4,600,000  shares of Common  Stock,  par value $0.001 per share,  in its initial  public  offering.  The  proceeds  of the initial  public offering were  approximately  $108.9 million,  after the payment of underwriting discounts and offering expenses. On April 3, 2006 the Company issued $40,000,000 aggregate  principal  amount of Tortoise  Notes.  The Company's  common stock is listed on the NYSE under the symbol "TYN." The Company  commenced  investing its assets on October 31, 2005. As of February 28, 2006,  the Company had net assets of  approximately  $115 million  attributable to its common stock. The Company's principal office is located at 10801 Mastin Boulevard, Suite 222, Overland Park,
Kansas 66210.

     The following provides  information about the Company's  outstanding Common
Stock as of February 28, 2006:

                                                          Amount
                                                        Held by the
                                      Amount          Company or for          Amount
Title of Class                      Authorized          its Account         Outstanding
--------------                 --------------------  ---------------   ----------------
Common Stock................   100,000,000 shares           0          4,612,640 shares

                                 USE OF PROCEEDS

     The net  proceeds  of the  offering  of MMP  Shares  will be  approximately
$____________  after payment of the  underwriting  discounts and commissions and estimated  offering  costs.  The  Company  will use the net  proceeds  from this offering to fully repay all

                                       16

outstanding indebtedness under the Credit Facility and will invest the remaining net proceeds of the offering in  accordance  with its  investment  objective and policies  described  below. As of the date of this  Prospectus,  the Company has borrowed  approximately $_____ under the Credit Facility,  the majority of which has  been  invested  in  the  securities  of  publicly  traded  MLPs  and  RITs.
Outstanding  balances under the Credit  Facility  accrue  interest at a variable annual rate equal to the one-month  LIBOR rate plus .75%. As of the date of this
Prospectus,  the current rate is _____% and all  outstanding  amounts  under the
Credit Facility mature on June 1, 2006. Once all outstanding  indebtedness under the Credit Facility is repaid,  the Company will terminate the Credit  Facility.
The  Company  estimates  that  the net  proceeds  of this  offering,  after  the repayment of all outstanding  indebtedness owed under the Credit Facility,  will be fully invested in accordance with the Company's  investment  objective within three  months of the  closing.  It may take the  Company  up to three  months to invest the net proceeds of this offering for several reasons, including the lack of availability of suitable investments, difficulty in securing firm commitments for direct  placements  and the trading  market and volumes of the securities of publicly traded MLPs and RITs. Pending such investment,  the net proceeds may be invested in cash, cash equivalents,  securities issued or guaranteed by the U.S.
Government or its instrumentalities or agencies, high quality,  short-term money
market  instruments,   short-term  debt  securities,  certificates  of  deposit,
bankers'  acceptances and other bank obligations,  commercial paper rated in the highest  category by a rating agency or other fixed income  securities -- all of which are  expected  to provide a lower  yield than the  securities  of publicly traded MLPs and RITs.

                                       17

                                 CAPITALIZATION

     The  following  table sets forth the  capitalization  of the  Company as of
February 28, 2006,  and as adjusted to give effect to the issuance of the shares
of  MMP  Shares  offered  hereby  and  assumes   repayment  of  all  outstanding
indebtedness under the Credit Facility.  As indicated below, common stockholders will bear the offering costs associated with the offering of MMP Shares.

                                                                                       Actual          As Adjusted
                                                                                             (Unaudited)
Long-Term Debt:
      Tortoise Notes, denominations of $25,000 or any multiple thereof*.........   $ 40,000,000       $40,000,000
Preferred Shares Outstanding:
     MMP  Shares,  $.001  par value  per  share,  $25,000  stated  value per  share at  liquidation; shares authorized (no shares issued and
     ______ shares issued, as adjusted), respectively*..........................        ---           $
Common Stockholders' Equity:
     Common  Stock,  $.001 par value per  share;  100,000,000  shares
     authorized,  4,612,640  shares outstanding*................................         $4,613       $
     Additional paid-in capital.................................................   $109,089,614       $        **
     Distributions in excess of net investment income...........................      (312,385)            ----
     Accumulated net realized gain on investments and foreign currency
     transactions...............................................................       991,506        ($     )
     Net  unrealized  gain on  investments,  foreign  currency  and translation  of other assets and liabilities denominated in
     foreign currency...........................................................     5,683,493        ($     )
                                                                                 ---------------    --------------
     Net assets applicable to common stockholders...............................  $115,456,841        $
------------
     * None of these outstanding  shares/notes are held by or for the account of the Company.
     ** As adjusted,  additional  paid-in  capital  reflects the proceeds of the issuance of the common stock  ($________) less $.001 par value per share of common stock  ($________) less the estimated  offering costs related to the issuance of common  shares in the amount of $____ per share of common stock
     ($________)  less the underwriting  discounts and estimated  offering costs related to the issuance of the preferred shares in the amount of $________.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

     The  Company's  investment  objective  is to  provide a high level of total return with an emphasis on  dividend  income paid to  stockholders.  The Company seeks to  provide  its  stockholders  with a vehicle  to  invest in a  portfolio consisting  primarily  of  publicly  traded  RITs and MLPs,  with an emphasis on midstream  and  downstream  Energy  Companies.  RITs  and  MLPs  are  considered tax-efficient  investment  vehicles because they are generally able to avoid the double taxation applicable to most corporate entities.

     The investment  objective described above is not a "fundamental"  policy of the  Company  and  may  be  changed  without  the  approval  of a  vote  of  the stockholders of the Company.  In the event the Board of Directors  determines it appropriate  to change the  restriction  requiring  the  Company,  under  normal circumstances,  to  invest  not less  than 80% of its  total  assets  in  equity securities  of Energy  Companies,  the Company  must provide  stockholders  with written notice at least 60 days prior to changing such restriction,  unless such change was previously approved by stockholders.

Energy Sector Focus

    The Company invests primarily in Energy Companies. The North American energy sector can be broadly categorized as follows:

     o    Upstream  -- the  development  and  extraction  of  energy  resources, including  natural  gas,  crude oil and coal from onshore and offshore geological reservoirs.

     o    Midstream -- the gathering,  processing,  storing and  transmission of energy  resources  and  their  byproducts  in a form that is usable by wholesale power  generation,  utility,  petrochemical,  industrial and
          gasoline  customers,   including  pipelines,  gas  processing  plants,
          liquefied natural gas facilities and other energy infrastructure.

     o    Downstream -- the  refining,  marketing  and  distribution  of refined energy  sources,  such as  customer-ready  natural  gas,  propane  and gasoline, to the end-user customers, and the generation,  transmission and distribution of power and electricity.

                                       18

     Energy  Companies  include  companies  that  derive  more than 50% of their revenues  from  transporting,  processing,  storing,  distributing  or marketing natural gas, NGLs,  electricity,  coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.

Investment Strategy

     Under  normal  conditions,  the  Company  invests at least 80% of its total assets  (including  assets obtained  through  leverage) in equity  securities of
Energy  Companies.  The equity  securities of Energy Companies  purchased by the
Company will consist primarily of interests in publicly traded RITs and publicly traded  MLPs,  but also may  include  common  or  preferred  stock,  convertible securities,  warrants,  and depository  receipts issued by Energy Companies that are not RITs or MLPs. The equity  securities may be restricted  securities.  The
Company also may invest up to 20% of its total assets in publicly traded RITs or publicly  traded  MLPs that are not  Energy  Companies.  The  Company  generally invests at least 50% of its total assets in publicly  traded  RITs.  The Company does not  invest  more than 25% of its total  assets  in  equity  securities  of publicly  traded  MLPs.  The Company may invest up to 50% of its total assets in restricted  securities  for which no public  trading  market  exists.  See "Risk
Factors--General Risks of Investing in the Company--Restricted Securities Risk."

     The percentage  limitations applicable to the Company's portfolio described in this  prospectus  (other than the percentage  limitations on leverage)  apply only at the time of  investment  and the  Company  will not be  required to sell securities due to subsequent  changes in the value of securities it owns.  Also, the  Company  may  invest  more  than  50% of its  total  assets  in  restricted securities  prior to its first  receipt of any leverage  proceeds so long as its aggregate investments in restricted securities do not exceed 50% of total assets
(including  assets  obtained or expected to be obtained  from  leverage).  As of
February  28,  2006,  the  Company  has  invested  approximately  $9  million in restricted securities.

     In addition to the investment  strategies discussed above, the Company has, and may in the future,  engage in  transactions  intended to hedge the  currency risk to  which it may be  exposed  because  it will be  making  Canadian  dollar denominated  investments in RITs.  Currency  hedging  transactions  in which the
Company may engage include buying or selling options or futures or entering into
other  foreign  currency   transactions   including   forward  foreign  currency
contracts,  currency swaps or options on currency and currency futures and other derivatives transactions.  Hedging transactions can be expensive and have risks, including the imperfect  correlation  between the value of such  instruments and the  underlying  assets,  the  possible  default  of  the  other  party  to  the transaction or illiquidity of the derivative  instruments.  Hedging transactions are generally intended to protect against  unpredictable  market movements,  but the unpredictable nature of these market movements makes successful hedging very difficult.

Investment Philosophy

     When  selecting  investments,  the Advisor  looks for equity  securities of companies  that appear to have  potential  for above  average  performance.  The
Advisor  seeks to invest in  securities  that offer a  combination  of  quality, growth and yield intended to result in superior total returns over the long run.

     The  Advisor's  investment  selection  process  includes  a  comparison  of quantitative, qualitative, and relative value factors. Although the Advisor uses research  provided by  broker-dealers  and investment  firms,  it places primary emphasis on proprietary analysis and valuation models constructed and maintained by the Advisor.  These proprietary analysis and valuation models are used by the
Advisor in advising all of its clients and are  currently,  and as modified from time to  time,  will  continue  to be,  used by the  Advisor  in  selecting  MLP investments.  The Advisor  believes these models are also effective in selecting
RIT investments.  To determine whether a company meets its criteria, the Advisor generally looks for a strong record of distribution  growth, a conservative debt to equity ratio, a consistent  ratio of  distributable  cash flow to actual cash distributions  to unitholders,  a proven track record of operating  performance, and an effective incentive structure and quality management team.

Energy Company Issuers

     The Company's  portfolio will be composed  principally of the securities of the three following types of Energy Company issuers:

   Canadian Royalty Trusts and Income Trusts

     Under normal conditions,  the Company generally invests at least 50% of its total assets in publicly  traded RITs.  There are variations in structure  among
RITs, but they generally are structured to own either: (1) debt and equity of an underlying  entity  that

                                       19

carries on an active  business,  or (2) a royalty in revenues  generated  by the assets of the entity.  Generally,  the RIT structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, an
RIT  generally  can  reduce  its  taxable  income to zero by paying  (or  making payable) all of its taxable  income  (including  net realized  capital gains) to unitholders,  thus eliminating a layer of taxation that otherwise would apply to corporate  entities.  The  modest  variations  in RIT  structures  do not create
substantive   differences   in  the  rights  or   obligations  of  their  equity
unitholders. The RIT structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate  stable cash flows.  The projected life of  distributions  and the sustainability  of  distribution  levels  tend to vary  with the  nature  of the business  underlying an RIT. The variety of businesses upon which RITs have been created is broad,  both in the nature of the underlying  industry and assets and in  geographic  location.  The Company will invest  primarily in Energy  Company
RITs, but may also selectively invest in other RITs.

The Company  intends to only invest in RITs that are  "mutual  fund  trusts" for
Canadian income tax purposes and "C  corporations"  for U.S.  federal income tax purposes.  The  characterization  of RITs as "mutual  fund  trusts" for Canadian income tax purposes  does not mean RITs that are  structurally  the same as U.S.
"mutual  funds." The RITs that are Energy  Companies can generally be classified in the following categories:

     o    Oil and Gas  Trusts.  Oil and gas  trusts  are  RITs  that  pay out to unitholders  substantially  all of the cash flow they receive from the production and sale of underlying  crude oil and natural gas reserves.
          The amount of distributions  paid on oil and gas trust units will vary from  time to time  based  on  production  levels,  commodity  prices,
          royalty  rates  and  certain  expenses,   deductions  and  costs  and,
          accordingly,  can be highly volatile.  Moreover, as the underlying oil and gas reserves are produced, the remaining reserves available to the royalty trust are depleted. Successfully replacing reserves enables an oil and gas trust to maintain distribution levels and unit prices over time. Oil and gas trusts  typically  replace  reserves through reserve additions  resulting from internal capital  development  activities or through  acquisitions.  Because they distribute the bulk of their cash flow to unitholders, oil and gas trusts are effectively precluded from exploring for and developing new oil and gas prospects with internally generated funds. Therefore,  oil and gas trusts typically grow through acquisition of producing  companies or companies with proven  reserves of oil and gas,  funded through the issuance of additional  equity or, where the trust is able,  the issuance of debt.  See "Risk  Factors --
          General Risks of Investing in the Company -- Depletion and Exploration
          Risk."

          Oil and gas trusts  generally do not conduct a  significant  amount of exploration  activity to find new  reserves of oil and gas, but rather own and operate developed oil and gas properties. As a result, oil and gas  trusts  generally  do  not  have  as  great  a risk  of  drilling unproductive  oil and gas wells as traditional  oil and gas companies;
          however,  oil and gas trusts are still  exposed to  commodity  pricing risks,  reserve risks and operating risks.  Hedging strategies used by oil and gas trusts can provide partial  mitigation  against  commodity risk,  while  reserve risk can only be addressed  through  appropriate investments.

     o    Pipeline  Trusts.  Pipeline  trusts are RITs that  principally own and operate pipelines or other energy  distribution  assets.  These trusts typically  generate  stable  cash flow  through the levy of fixed rate transportation  tolls based on product  throughput.  The amount of the distributions  paid by these trusts  varies with the market demand for transportation of product or their distributions  systems.  While they are generally not as commodity  price sensitive as oil and gas royalty trusts,  they may be affected by fluctuations  in commodity  prices in the longer term and are  sensitive  to the  prevailing  interest  rate levels.

     o    Power Trusts. Power trusts are RITs that principally generate and sell electricity. These trusts generate electricity from a variety of power facilities,  including  hydro-electric,  natural gas and waste heating
          facilities,   and  typically  sell  the  electricity   produced  under
          long-term fixed price contracts with commercial  users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts  generating the bulk of their  electricity  from  hydroelectric facilities.

   U.S. Master Limited Partnerships

     The  Company may invest up to 25% of its total  assets in  publicly  traded
MLPs.  MLPs are  limited  partnerships  whose  partnership  units are listed and traded on a U.S.  securities  exchange and generally are treated as partnerships for U.S.  federal  income tax  purposes.  To qualify as a  partnership  for U.S.
federal income tax purposes, an MLP must receive at least 90% of its income from qualifying  sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the  "Code").  These  qualifying  sources  include  natural
resource-based  activities  such  as  the  exploration,   development,   mining,
production,  processing,  refining,  transportation,  storage and  marketing  of mineral or natural  resources.  MLPs generally  have two classes of owners,  the general partner and limited partners.  The general partner is typically owned by a major energy company, an investment fund,  individuals who are involved in the direct management of the MLP, or a combination of these entities or individuals.
The  general  partner  may  be

                                       20

structured  as a private or publicly  traded  corporation,  LLC or other form of entity.  The general partner typically controls the operations and management of the MLP  through an equity  interest  of as much as 2% in the MLP plus,  in many cases,  ownership of common units and subordinated  units.  Limited partners own the  remainder  of the  partnership  through  ownership  of  common  units,  and generally have only limited rights.

     MLPs are  generally  organized by the owners of an existing  business  that determine that the MLP structure is a more  tax-efficient  structure in which to conduct the  operations  of the  business due to the ability of the MLP to avoid the  payment of federal  income tax at the  entity  level.  As these  owners may retain other  businesses that are transferred to the MLP,  conflicts of interest may arise between the MLP and the other  businesses  retained by the sponsors of the  MLP,  particularly  with  respect  to  business  opportunities  that may be desirable for both the MLP and the other  retained  businesses of the sponsor to pursue,  as  well  as  various  actions  that  may  affect  the  levels  of cash distributions  to be made to the  holders of MLP units and the  general  partner regarding its incentive  distribution  rights discussed below. As the sponsor of the MLP typically also owns the majority of the equity  interests of the general partner of the MLP as well as its  retained  businesses,  the sponsor  typically controls both the MLP and its retained businesses. In order to resolve conflicts of interest that may arise between the general partner and its equity owners, on the one hand, and the MLP on the other hand, the partnership  agreements of MLPs typically have  provisions  that specify the manner in which these  conflicts of interest are resolved.

     MLPs are typically  structured  such that common units and general  partner interests have first priority to receive  quarterly cash  distributions  up to a minimum  quarterly  distribution--or,  MQD.  When an MLP  reaches  that  minimum distribution level, the general partner typically receives  progressively higher percentages  of each  distribution.  For  example,  to the extent the MQD is not paid, common and general partner interests accrue distribution arrearages.  Once common and general partner interests have been paid,  subordinated units receive distributions  up to the MQD, but subordinated  units do not accrue  arrearages.
Distributable  cash above the MQD  generally is  distributed  to both common and subordinated  units on a pro rata basis. The general partner is also eligible to receive  incentive  distributions  if it operates the business in a manner which results in distributions  paid per common unit above specified target levels. As the general partner increases cash  distributions to the limited  partners,  the general partner  receives an increasingly  higher  percentage of the incremental cash distributions.  A common arrangement  provides that the general partner can reach a tier  allowing  it to receive  50% of every  incremental  dollar paid to common and subordinated unit holders.  These incentive  distributions  encourage the general  partner to streamline  costs,  increase  capital  expenditures  and acquire  assets in order to increase the  partnership's  cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

     MLPs in which the Company will invest can  generally be  classified  in the following categories:

     o    Pipeline  MLPs.  Pipeline  MLPs are  common  carrier  transporters  of natural  gas,  NGLs  (primarily  propane,  ethane,  butane and natural gasoline),  crude oil or refined petroleum products (gasoline,  diesel
          fuel  and  jet  fuel).   Pipeline  MLPs  also  may  operate  ancillary
          businesses such as storage and marketing of such products.  Revenue is derived from capacity and transportation fees. Historically,  pipeline output has been less  exposed to cyclical  economic  forces due to its low cost  structure  and  government-regulated  nature.  In  addition, pipeline MLPs  typically do not have direct  commodity  price exposure because they do not own the product being shipped.

     o    Processing  MLPs.  Processing  MLPs gather and process  natural gas as well as provide  transportation,  fractionation  and  storage of NGLs.
          Revenue is derived from  providing  services to natural gas producers, which  require  treatment  or  processing  before  their  natural  gas commodity  can be sold to utilities  and other end users.  Revenue for the processor is  fee-based,  although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities.

     o    Propane MLPs.  Propane MLPs distribute propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale  cost. The ability to maintain  margin is a key to profitability. Propane serves approximately 3% of the household energy  needs in the  United  States,  largely  for homes  beyond  the geographic reach of natural gas distribution pipelines.  Approximately
          70% of annual  cash flow is earned  during the winter  heating  season
          (October through March).  Accordingly,  volumes are weather dependent, but have utility type  functions  similar to  electricity  and natural gas.

     o    Coal MLPs.  Coal MLPs own, lease and manage coal reserves.  Revenue is derived from the production and sale of coal, or from royalty payments related to leases to coal  producers.  Electricity  generation  is the primary use of coal in the United States.  Demand for  electricity and supply of alternative  fuels to generators are the primary  drivers of coal demand.  Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee  meeting  necessary  production  volumes;
          federal,  state and  local  laws and  regulations  which may limit the ability to produce coal; the MLP's ability to manage  production costs and pay mining  reclamation  costs;  and the effect on demand that the
          Clean Air Act standards have on coal-end users.

                                       21

   Non-RIT and Non-MLP Energy Companies

     While the Company will invest  primarily in Energy  Companies  organized as
RITs and MLPs,  the Company may also invest in other Energy  Companies  that are not RITs or MLPs.  These companies are engaged in the business of  transporting, processing,  storing,  distributing or marketing natural gas, NGLs, electricity, coal,  crude  oil or  refined  petroleum  products,  or  exploring,  developing, managing or producing such  commodities,  or derive 50% or more of their revenue from providing energy-related services to such companies.

Investment Securities

     The Company's portfolio will be composed principally of the following types of securities:

          RIT  Securities.  The RIT  securities  in which  the  Company  invests consist  primarily  of trust  units  that  represent  an  equity  ownership interest  in a trust  created  under the laws of a Canadian  province.  The trust units  generally  entitle the holder to receive  monthly or quarterly cash  distributions  from the RIT, as well as the potential to share in the
     RIT's success through capital  appreciation.  In the event of a liquidation of the RIT that  issued the trust  units,  the  holders of the trust  units generally  would be  entitled  to their pro rata  share of any  liquidation
     proceeds,   net  of  any  applicable   withholding   tax  in  the  case  of
     non-residents of Canada,  remaining after payment of all outstanding  debts and  other  liabilities.  RIT units  generally  trade on a  Canadian  stock exchange,  such as the Toronto Stock Exchange, and also may trade on one of
     the  United  States  stock   exchanges.   Commission  rates  for  brokerage
     transactions  on foreign  stock  exchanges,  including  the  Toronto  Stock
     Exchange,  are generally  fixed. In some cases, an RIT may have two classes of  trust  units,  one  class of which  may only be owned by  residents  of
     Canada,  and the other  class of which may be held by either  residents  or non-residents  of Canada.  For RITs with more than one class of units,  the
     Company  may  invest  in any  class  of units if  permitted  by the  units'
     residency  requirements.  The Company would be treated as a non-resident of
     Canada for  purposes  of  determining  which  class of trust units it could purchase.  Holders of trust units generally have the right to vote upon the election of managers or directors of the RIT.

     MLP  Securities.  The MLP  securities  in which  the  Company  invests  can generally be classified into the following categories:

     o    MLP  Common  Units.  MLP  common  units  represent  a limited  partner interest  in a limited  partnership  that  entitles  the  holder to an equity ownership share of the company's success through  distributions and/or capital appreciation.  In the event of liquidation,  MLP common unitholders  have first rights to the  partnership's  remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.  MLPs  typically are managed by a general  partner, and  holders of MLP common  units  generally  do not have the right to vote upon the election of directors of the general partner. MLP common units trade on a national securities exchange or over-the-counter.

     o    MLP Convertible Subordinated Units. MLP convertible subordinated units typically are issued by MLPs to founders,  corporate  general partners of MLPs,  entities  that  sell  assets to the MLP,  and  institutional investors.  They  are  generally  convertible  automatically  into the senior common units of the same issuer at a one-to-one  ratio upon the passage of time or the satisfaction of certain financial tests.  These
          units   generally   do  not   trade   on  a   national   exchange   or
          over-the-counter,  and  there  is no  active  market  for  convertible subordinated units. The value of a convertible  security is a function of its worth if converted into the underlying common units.

     o    I-Shares. I-Shares represent an investment in interests of an LLC that owns a special class of MLP  securities,  known as i-units,  issued by the MLP to the LLC. The i-units represent a class of equity securities of the MLP that are not entitled to receive cash distributions, except when  the MLP  liquidates,  but are  entitled  to  receive  additional
          i-units each time the MLP makes a cash  distribution to its holders of
          MLP units. As the quantity of additional  i-units issued to the LLC is determined based on the amount of the cash  distributions  made by the
          MLP to the holders of its MLP units as well as the market value of the
          MLP units at the time of each distribution,  the LLC will increasingly be entitled to a greater share of the outstanding  equity interests of the MLP, which in turn entitles the LLC, as the holder of the i-units, an  increasingly  greater share of the cash to be  distributed  to all holders of equity securities (including the i-units and the MLP units)
          upon the liquidation of the MLP. As a result, the value of the i-units held by the LLC is generally tied to the overall  equity  valuation of the MLP,  similar to the manner in which many  investors  analyze  the value of common stock in a corporation that does not pay dividends.

     The Company does not  anticipate  any  conflicts of interest  with any MLP, general partner of an MLP, or issuer of I-Shares.

                                       22

          Equity Securities.  In addition to equity securities of RITs and MLPs, the Company may also invest in common and preferred  stock,  LLC interests,
     convertible   securities,   warrants  and  depository  receipts  of  Energy
     Companies  that are  organized as  corporations  or LLCs.  Although  equity securities have  historically  generated  higher average total returns than fixed-income  securities  over the long term,  equity  securities also have
     experienced   significantly  more  volatility  in  those  returns  and  may under-perform  relative to fixed-income  securities during certain periods.
     An adverse event, such as an unfavorable  earnings report,  may depress the value of a particular equity security held by the Company.  Also, prices of equity  securities are sensitive to general movements in the equity markets and a drop in the equity markets may depress the price of equity securities to which the Company has exposure.  Equity  securities prices fluctuate for
     several  reasons  including  changes  in  investors'   perceptions  of  the
     financial  condition of an issuer or the general  condition of the relevant equity market,  or when political or economic events  affecting the issuers occur.  In addition,  the prices of equity  securities may be  particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

          Other Investment  Companies.  The Company may invest in the securities of other  investment  companies  to the extent  that such  investments  are consistent  with  the  Company's  investment  objective  and  policies  and permissible  under the 1940 Act.  Under the 1940 Act,  the  Company may not
     acquire the securities of other domestic or non-U.S.  investment companies, if, as a result,  (1) more than 10% of the Company's  total assets would be invested in securities  of other  investment  companies,  (2) such purchase would result in more than 3% of the total outstanding  voting securities of any one investment  company being held by the Company,  or (3) more than 5%
     of the  Company's  total  assets  would be invested  in any one  investment company.  These  limitations  do not apply to the purchase of shares of any
     investment   company   in   connection   with  a   merger,   consolidation,
     reorganization  or acquisition of  substantially  all the assets of another investment company.

          The  Company,  as a  holder  of the  securities  of  other  investment companies,  will  bear  its  pro  rata  portion  of  the  other  investment companies'  expenses,  including  advisory  fees.  These  expenses  are  in addition to the direct expenses of the Company's own operations.

     Restricted Securities. The Company may invest up to 50% of its total assets in restricted  securities for which no public  trading market exists.  An issuer may be willing to offer the purchaser more  attractive  features with respect to restricted  securities  issued in direct  placements  because  it will avoid the expense  and  delay  involved  in  a  public  offering  of  securities.  Adverse conditions in the public securities  markets may also preclude a public offering of securities.  MLP convertible  subordinated  units are typically  purchased in private  transactions from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

     Restricted  securities are less liquid than  securities  traded in the open market  because of  statutory  and  contractual  restrictions  on resale.  These securities are unlike  securities that are traded in the open market,  which can be  expected  to be sold  immediately  if the market is  adequate.  This lack of liquidity creates special risks for the Company. However, the Company could sell such securities in the U.S. in privately negotiated  transactions with a limited number of purchasers or in public  offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

     Defensive  and  Temporary  Investments.  Under  adverse  market or economic conditions or pending investment of offering or leverage  proceeds,  the Company may invest up to 100% of its total assets in securities  issued or guaranteed by the U.S.  Government  or its  instrumentalities  or  agencies,  short-term  debt securities,  certificates  of  deposit,  bankers'  acceptances  and  other  bank obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income  securities  deemed by the Advisor to be consistent with a defensive  posture,  or may hold  cash.  The  Company  also may  invest  in such instruments  to meet working  capital needs  including,  but not limited to, for collateral  in connection  with certain  hedging  techniques,  to hold a reserve pending  payment of dividends,  and to  facilitate  the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on RITs and MLPs or yields on lower rated fixed income securities. To the extent the Company uses this  strategy,  it may not achieve its  investment  objective.
Although the Advisor  expects to use these  practices  to reduce  certain of the
Company's  identified  risks, no assurance can be given that these  transactions will achieve this result.

     A more  detailed  description  of the  Company's  investment  policies  and restrictions  and  more  detailed  information  about  the  Company's  portfolio investments  are contained in the Statement of  Additional  Information.

                                       23

Use of Leverage

     The Company may borrow money,  issue  preferred stock or issue other senior securities to the extent permitted by the 1940 Act. These practices are known as leverage.  On April 4, 2006 the Company  entered  into a  $20,000,000  unsecured
Credit  Facility  with US Bank  pursuant to which it has borrowed  approximately
$____  million.  The  majority  of the  Company's  borrowings  under the  Credit
Facility have been invested in the securities of publicly  traded MLPs and RITs.
The Credit  Facility  expires on June 1, 2006. The Company  intends to issue MMP
Shares in an aggregate amount  representing  approximately ___% of the Company's total assets to repay all outstanding indebtedness under the Credit Facility and
for  investment   purposes.   The  Company  intends  to  repay  all  outstanding
indebtedness  under the Credit  Facility  and to terminate  the Credit  Facility immediately  following  the  receipt of the  proceeds  of this  offering  of MMP
Shares.  The Company  issued  Tortoise  Notes on April 3, 2006,  in an aggregate principal amount representing  approximately ___% of the Company's total assets.
The Company employs financial leverage for investment  purposes when the Advisor believes that such use of proceeds will enhance the Company's ability to achieve its investment objective. The timing and terms of any leverage transactions will be determined by the Company's Board of Directors.  The principal,  although not exclusive,  factor used in making this  determination  is whether the  potential return  is  likely  to  exceed  the cost of  leverage.  The  Company's  Board of
Directors  also will  consider  other  factors,  including  whether  the current
investment   opportunities   satisfy  the  Company's  investment  objective  and
strategies.  Before  issuing  additional  series  of  Tortoise  Notes or  shares of  preferred  stock,  the Company  must  receive  confirmation  from the Rating
Agencies that the proposed issuance will not adversely affect such Agency's then current  rating of  outstanding  Tortoise Notes or the MMP Shares issued in this offering.  The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risk Factors
-- General Risks of Investing in the Company -- Leverage  Risk." The  management fee paid to the Advisor will be calculated on the basis of the Company's Managed
Assets (as defined on page ___ and which  includes the proceeds of any financial leverage), so the fee will be higher when leverage is used.

     The Company  reserves  the right at any time,  if it  believes  that market conditions  are  appropriate,  to  increase  its level of debt or to issue other senior securities in order to maintain or increase the Company's leverage to the extent permitted by the 1940 Act and existing agreements between the Company and third  parties.  The 1940 Act  generally  prohibits an  investment  company from issuing  more than one  class of  senior  debt and more than one class of senior equity  although  more than one series of each such type of senior  security  is permitted.

Hedging Transactions

     The  Company  has,  and may in the  future,  hedge  against  currency  risk resulting from investing in Canadian-dollar  denominated RITs.  Currency hedging transactions  in which the Company may engage include buying or selling  options or futures or  entering  into other  foreign  currency  transactions,  including forward foreign  currency  contracts,  currency swaps or options on currency and currency  futures and other  derivatives  transactions.  The Company has entered into a series of forward sales of Canadian  dollars for US dollars in the amount of  C$1,125,000  per quarter  through  February 21, 2011 at the exchange rate of
C$1.1310 per US dollar.  Hedging  transactions  can be expensive and have risks, including the imperfect  correlation  between the value of such  instruments and the  underlying  assets,  the  possible  default  of  the  other  party  to  the transaction  or  illiquidity of the  derivative  instruments.  Furthermore,  the ability  to use  hedging  transactions  successfully  depends  on the  Advisor's ability to predict  pertinent market movements,  which cannot be assured.  Thus, the use of hedging  transactions  may result in losses  greater than if they had not been used, may require the Company to sell or purchase portfolio  securities at inopportune  times or for prices other than current market values,  may limit the amount of  appreciation  the Company can  realize on an  investment,  or may cause the Company to hold a security  that it might  otherwise  sell.  See "Risk
Factors -- General Risks of Investing in the Company -- Currency Hedging Risk."

     The  Company  has,  and may in the  future,  hedge  general  interest  rate
exposure   arising  from  its  leverage   transactions.   Under  current  market
conditions,  hedging would be accomplished principally by entering into interest rate transactions.  Interest rate transactions are hedging  transactions such as interest rate swaps and the purchase of interest rate caps and floors.  Interest rate swaps  involve  the  exchange by the Company  with  another  party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the  purchaser,  to the extent that a specified  index  exceeds a  predetermined interest rate, to receive  payments of interest on a notional  principal  amount from the party  selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined  interest  rate,  to receive  payments  of  interest on a notional principal  amount from the party selling such  interest rate floor.  The Company intends to use interest rate transactions  solely for the purpose of hedging its leveraged  capital  structure.  The Company has entered into  interest rate swap transactions  intended to hedge the Company's interest payment obligations under currently  outstanding  Tortoise  Notes against  material  increases in interest rates for the period beginning March 2006 and continuing

                                       24

through March 2016, the period  beginning  January 2007 and  continuing  through
January 2013, and the period  beginning April 2007 and continuing  through April
2010. The use of interest rate  transactions  is a highly  specialized  activity that involves investment techniques and risks which differ from those associated with ordinary portfolio security  transactions.  Although the Advisor expects to use the  practices  to reduce  certain of the  Company's  identified  risks,  no assurance  can be given that these  transactions  will achieve this result.  See
"Risk  Factors -- General Risks of Investing in the Company  --Hedging  Strategy
Risk."

Conflicts of Interest

     Conflicts  of  interest  may arise from the fact that the  Advisor  and its affiliates  carry  on  substantial  investment  activities  for  other  clients, including  TYG,  TYY and TTO, in which the  Company has no interest  and some of which,  including  TYG and TYY, may have similar  investment  strategies  as the
Company.  The Advisor or its affiliates  may have financial  incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer  accounts may compete with the Company for specific  trades.  The
Advisor or its affiliates may give advice and recommend securities to, or buy or sell  securities  for the Company  which  advice or  securities  may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers,  even though their  investment  objectives may be the same as, or similar  to,  those of the  Company.  When two or more  clients  advised  by the
Advisor or its  affiliates  seek to  purchase or sell the same  publicly  traded securities,  the securities  actually  purchased or sold will be allocated among the clients on a good faith equitable basis by the Advisor in its discretion and in accordance with the clients' various investment  objectives and the Advisor's procedures. In some cases, this system may adversely affect the price or size of the position the Company may obtain.  In other cases, the ability to participate in volume transactions may produce better execution for the Company.

     The  Advisor  also  serves as  investment  advisor  to TYG and TYY,  each a nondiversified  closed-end  investment  management  company,  and TTO, a private investment  fund. TYG invests  primarily in equity  securities of MLPs issued by energy  infrastructure  companies  and TYY invests  primarily  in MLPs and their affiliates  in the  energy  infrastructure  sector.  TTO was  created  to invest primarily in privately held and micro-cap  public  companies in the U.S.  energy infrastructure  sector.  To the extent  certain MLP  securities  or other energy infrastructure  company  securities  meet  the  investment  objectives  of these companies,  the  Company  may  compete  with  TYG,  TYY and  TTO  for  the  same investments.

     The Advisor  will  evaluate a variety of factors in  determining  whether a particular  investment  opportunity or strategy is appropriate  and feasible for the relevant  account at a particular time,  including,  but not limited to, the following:  (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment  relative to the needs of the particular  entity or account;  (3) the  availability of the opportunity  (i.e.,  size of obtainable  position);  (4) the  transaction  costs involved;  and (5) the  investment or regulatory  limitations  applicable to the particular  entity or  account.  Because  these  considerations  may differ when applied to the Company and relevant  accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand,  and other  managed  accounts,  on the other  hand,  may differ considerably  from  time to time.  In  addition,  the fees and  expenses  of the
Company  will  differ  from those of the other  managed  accounts.  Accordingly, stockholders  should be aware that the future  performance  of the  Company  and other accounts of the Advisor may vary.

     To the extent that the Advisor sources and structures  private  investments in Energy  Companies,  certain  employees  of the  Advisor  may become  aware of actions  planned  by Energy  Companies,  such as  acquisitions,  that may not be announced to the public. It is possible that the Company could be precluded from investing in or selling  securities of an Energy Company about which the Advisor has material, non-public information;  however, it is the Advisor's intention to ensure that any material,  non-public information available to certain employees of the Advisor is not shared with those  employees  responsible for the purchase and sale of publicly traded Energy Company securities.

     Situations may occur when the Company could be disadvantaged because of the investment  activities conducted by the Advisor and its affiliates for its other accounts.  Such  situations may be based on, among other things,  the following:
(1) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other  accounts,  thereby  limiting the size of the
Company's  position;  or (2) the difficulty of liquidating an investment for the
Company or the other  accounts  where the market  cannot  absorb the sale of the combined position.

     Under the 1940 Act, the Company and its  affiliates  may be precluded  from co-investing in private placements of securities.  The Advisor, for itself, TYG,
TYY and its other  affiliates  has  applied to the SEC for  exemptive  relief to permit  TYG,  TYY,  the  Company and their  respective  affiliates  to make such investments.  Unless and until an exemptive order is obtained,  the Company will not co-invest with its affiliates in negotiated private placement  transactions.
The Company cannot  guarantee  that the requested  relief will be granted by the
SEC.  Unless and until an  exemptive  order is  obtained,  the Advisor  will not co-invest  its  proprietary  accounts  or other

                                       25

clients' assets in negotiated private transactions in which the Company invests.
Until the Company and the Advisor  receive  exemptive  relief,  the Advisor will observe a policy for allocating  opportunities among its clients that takes into
account  the  amount  of  each  client's   available  cash  and  its  investment
objectives. As a result of one or more of these situations,  the Company may not be able to invest as much as it otherwise  would in certain  investments  or may not be able to liquidate a position as quickly.

     The Advisor and its principals, officers, employees, and affiliates may buy and sell  securities  or other  investments  for their own accounts and may have actual or potential  conflicts of interest with respect to  investments  made on behalf  of  the  Company.  As a  result  of  differing  trading  and  investment strategies  or  constraints,  positions  may be taken by  principals,  officers, employees,  and affiliates of the Advisor that are the same as,  different from, or made at a different time than positions taken for the Company.  Further,  the
Advisor may at some time in the future  manage other  investment  funds with the same investment objective as the Company's.

Portfolio Turnover

     The Company's annual portfolio  turnover rate may vary greatly from year to year.  Although  the Company  cannot  accurately  predict  its annual  portfolio turnover  rate,  it is not  expected to exceed 30% under  normal  circumstances.
However,  portfolio  turnover  rate is not  considered a limiting  factor in the execution of  investment  decisions  for the  Company.  A higher  turnover  rate results in increased  Company costs,  including  brokerage  commissions,  dealer mark-ups  and  other  transaction  costs  on  the  sale  of  securities  and  on reinvestment in other securities.

                                  RISK FACTORS

     Risk is inherent in all  investing.  Investing  in any  investment  company security,  like the MMP Shares,  involves risk,  including the risk that you may receive little or no return on your investment or even that you may lose part or all  of  your  investment.  Therefore,  before  investing  you  should  consider carefully the following risks that you assume when you invest in MMP Shares.

Risks of Investing in MMP Shares

     Interest  Rate  Risk.  The MMP  Shares pay  dividends  based on  short-term interest  rates.  If short-term  interest rates rise,  dividend rates on the MMP
Shares may rise so that the amount of dividends payable to holders of MMP Shares would  exceed  the  amount  of income  generated  from the  Company's  portfolio securities.  This might  require the Company to sell  portfolio  securities at a time when it otherwise would not do so, which may affect adversely the Company's future earnings ability. While the Company may manage this risk by entering into interest  rate  transactions,  there  is no  guarantee  this  strategy  will  be implemented or will be successful in reducing or eliminating interest rate risk.
In addition,  rising market interest rates could impact  negatively the value of the Company's  investment  portfolio comprised of debt securities,  reducing the amount of assets serving as asset coverage for the MMP Shares.

     Auction Risk.  You may not be able to sell your MMP Shares at an Auction if the Auction  fails;  that is, if there are more MMP Shares offered for sale than there are buyers for those  shares.  Also,  if you place hold orders  (orders to retain MMP  Shares) at an Auction  only at a specified  rate,  and that bid rate exceeds  the rate set at the  Auction,  you will  not  retain  your MMP  Shares.
Finally,  if you buy shares or elect to retain shares without  specifying a rate below which you would not wish to continue to hold those shares, and the Auction sets a below-market  rate, you may receive a lower rate of return on your shares than the market rate.  See  "Description  of Money Market  Cumulative  Preferred
Shares" and "The Auction -- Auction Procedures."

     Secondary Market Risk. If you try to sell your MMP Shares between Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for the liquidation  preference  plus  accumulated  dividends.  If the
Company has designated a Special  Dividend  Period (a dividend period other than
28 days),  changes in interest rates could affect the price you would receive if you sold your shares in the  secondary  market.  Broker-dealers  that maintain a secondary  trading  market for MMP  Shares are not  required  to  maintain  this market, the Company has no control over the establishment or maintenance of such a market,  and the Company is not required to redeem shares either if an Auction or an attempted  secondary  market sale fails  because of a lack of buyers.  MMP
Shares are not registered on a stock exchange or the Nasdaq national market.  If you sell your MMP Shares to a broker-dealer  between  Auctions,  you may receive less than the price you paid for them,  especially  when market  interest  rates have risen since the last Auction.

     Senior Leverage Risk.  Because the Company has outstanding  Tortoise Notes, the Company is  prohibited  from  declaring,  paying or making any  dividends or distributions on MMP Shares unless it satisfies certain conditions.  The Company also will be  prohibited  from  declaring,  paying or making  any  dividends  or distributions  on common  stock  unless it  satisfies  certain  conditions.  See
"Description  of Money Market  Cumulative  Preferred  Shares --  Restrictions on
Dividend, Redemption and Other Payments."

                                       26

     The outstanding  Tortoise Notes (or any other  Borrowings) may constitute a substantial  burden on the MMP Shares by reason of their prior claim against the income of the Company and against the net assets of the Company in  liquidation.
The Company may not be  permitted to declare  dividends or other  distributions, including with respect to MMP Shares,  or purchase or redeem  shares,  including
MMP  Shares,  unless (1) at the time  thereof the Company  meets  certain  asset coverage  requirements  and (2) there is no event of default  under the Tortoise
Notes (or any other  Borrowing)  that is continuing.  See  "Description of Money
Market Cumulative  Preferred Shares -- Restrictions on Dividend,  Redemption and
Other Payments." In the event of a default under the Tortoise Notes, the holders of Tortoise  Notes have the right to  accelerate  the  maturity of the  Tortoise
Notes and the trustee may institute judicial  proceedings against the Company to enforce the rights of holders of Tortoise Notes.

     Ratings and Asset  Coverage  Risk.  While  Moody's and Fitch have  assigned ratings  of "Aa2" and "AA"  respectively,  to MMP  Shares,  the  ratings  do not eliminate or necessarily mitigate the risks of investing in MMP Shares. A rating agency could downgrade MMP Shares,  which may make your shares less liquid at an
Auction or in the secondary  market.  If a rating agency  downgrades MMP Shares, the Company may be required  to alter its  portfolio  or redeem MMP Shares.  The
Company may  voluntarily  redeem MMP Shares  under  certain  circumstances.  See
"Rating Agency  Guidelines" for a description of the asset maintenance tests and other requirements the Company must meet.

     Due to the Company's  issuance of Tortoise Notes,  which constitute  senior securities representing  indebtedness,  as defined in the 1940 Act, the value of the Company's total assets, less all liabilities and indebtedness of the Company not  represented by such Tortoise  Notes,  must be at least equal to 300% of the aggregate  principal  value of such  Tortoise  Notes.  Upon the  issuance of MMP
Shares,  the value of the  Company's  total  assets,  less all  liabilities  and indebtedness  of the Company not  represented  by senior  securities  must be at least equal,  immediately  after the issuance of the MMP Shares,  to 200% of the aggregate principal value of any Tortoise Notes and the MMP Shares.

     Because the  Company  expects  the MMP Shares to be of  "investment  grade"
quality,  asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act may be imposed in connection with the issuance of such ratings. Because the Company has issued Tortoise Notes that are "investment  grade" quality,  asset coverage and portfolio  composition provisions in addition to, and more stringent than,  those required by, the 1940
Act have been  imposed in  connection  with the  issuance of the ratings for the
Tortoise Notes. In addition,  restrictions may be imposed by the rating agencies on certain  investment  practices in which the Company may otherwise engage. Any lender  with  respect to any  additional  Borrowings  by the Company may require additional  asset  coverage  and  portfolio  composition  provisions  as well as restrictions on the Company's investment practices.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting  from the increase in the price of goods and services.  Inflation risk is the risk  that the  inflation  adjusted  or "real"  value of your MMP  Shares investment or the income from that  investment will be worth less in the future.
As  inflation  occurs,  the  real  value  of the MMP  Shares  and  distributions declines.

General Risks of Investing in the Company

     Limited   Operating   History.   The  Company  is  a  recently   organized,
nondiversified,  closed-end  management investment company that was incorporated in January  2005 and began  investing  on October 31,  2005.  As of ___________,
2006, the Company had invested approximately $___ million, or ___% of its assets in Energy Companies.

     Delay in Use of Proceeds.  Although the Company currently intends to invest the net proceeds of MMP Shares,  after the repayment of all  indebtedness  under the Credit Facility,  within approximately three months following the closing of this  offering,  it may take up to six months to invest the proceeds if suitable investments  are  unavailable at the time or for other  reasons.  Because of the investment  opportunities  presented by restricted Energy Company securities and the limited trading volume of certain publicly traded Energy Company securities, the Company often acquires portfolio  securities  through direct placements.  To the extent direct placement  opportunities are not available,  the Company would have to acquire such securities in the open market, which could take longer than the three-month  period  following this offering.  Due to the trading market and trading  volumes for Energy  Companies in general,  it may take the Company some time to  accumulate  positions  in certain  securities.  Because  the market for
Energy Company securities may, at times, be less liquid than the market for many other securities, the Company may be unable to obtain such securities within the time, and in the amount, it currently anticipates. As a result, the net proceeds from this  offering,  after the repayment of all  indebtedness  under the Credit
Facility,  may be  invested  in cash,  cash  equivalents,  securities  issued or guaranteed by the U.S.  Government or its  instrumentalities  or agencies,  high quality,  short-term  money  market  instruments,  short-term  debt  securities, certificates  of  deposit,  bankers'  acceptances  and other  bank  obligations, commercial paper rated in the highest category by a rating agency or other fixed income  securities  pending  investment  in  Energy  Companies.  A delay  in the anticipated  use of net  proceeds  could lower  returns and reduce the amount of cash available to make dividend payments on the MMP Shares.

                                       27

     Conflicts of Interest.  Conflicts of interest may arise because the Advisor and its affiliates carry on substantial investment activities for other clients, including  TYG,  TYY and TTO, in which the  Company has no interest  and some of which,  including  TYG and TYY, may have similar  investment  strategies  as the
Company.  The Advisor or its affiliates  may have financial  incentives to favor certain  accounts  over the  Company.  When two or more  clients  advised by the
Advisor or its  affiliates  seek to  purchase or sell the same  publicly  traded securities,  it may  adversely  affect  the  price or size of the  position  the
Company  may obtain.  In  addition,  to the extent that the Advisor  sources and structures  private  investments in Energy  Companies,  certain employees of the
Advisor may become aware of certain non-public information related to the Energy
Companies, such as acquisitions contemplated by the Energy Companies. Possession of this  information  may  preclude  the Company  from  investing  in or selling securities  of an Energy  Company at the most  advantageous  time.  Restrictions under the 1940 Act may preclude the Company and its affiliates from co-investing in private  placements  of  securities.  The  Advisor,  for itself and its other affiliates, have applied to the SEC for exemptive relief to permit TYG, TYY, the
Company and their  respective  affiliates to make such  investments.  Unless and until an exemptive  order is obtained,  the Company will not co-invest  with its affiliates  in  negotiated  private  placement  transactions.  As a result,  the
Company  may not be able to  invest  as much as it  otherwise  would in  certain investments or may not be able to liquidate a position as quickly.

     RIT  Risks.  The value of the  equity  securities  of the RITs in which the
Company  invests may fluctuate  based on changes in the  financial  condition of those RITs, the condition of equity markets  generally,  commodity  prices,  and other factors. Distributions on RITs in which the Company may invest depend upon the declaration of distributions  from the constituent RITs, but there can be no assurance  that  those  RITs will pay  distributions  on their  securities.  The declaration  of such  distributions  generally  depends  upon  various  factors, including  the  operating  performance  and  financial  condition of the RIT and general economic conditions.

     Among the factors  referred to in the  preceding  paragraph are certain tax risks associated with the RITs in which the Company may invest.  These tax risks include the  possibility  that  Canadian  taxing  authorities  may challenge the deductibility of certain interest  payments and certain other costs and expenses inherent in the  structure  of certain  RITs.  These tax risks,  and any adverse determination with respect thereto, could have a negative impact on the value of the  Company's  investments,  as well as on the after-tax  income  available for distribution  by the RITs,  which in turn would reduce the cash available to the
Company for distribution to common stockholders.

     In many  circumstances,  the RITs in which the  Company may invest may have limited  operating  histories.  The value of RIT securities in which the Company invests  will be  influenced  by factors  that are not within the control of the
Company, including the financial performance of the respective issuers, interest rates,  exchange rates,  and commodity prices (that will vary and are determined by supply  and  demand  factors  including  weather  and  general  economic  and political  conditions),  the hedging policies  employed by such issuers,  issues relating to the regulation of the energy industry and operational risks relating to the energy sector.

     Certain Canadian  provinces have passed  legislation  limiting liability of investors in RITs, but other  provinces have not passed this  legislation.  This legislation in certain  provinces should better assure the limited  liability of investors;  however,  the  legislation  does not address  potential  liabilities arising before the date of the  implementation of the legislation.  In addition, the legislation has not yet been judicially  considered,  and it is possible the reliance on this legislation by an investor could be successfully  challenged on jurisdictional or other grounds.  While the likelihood of an investor in an RIT, such as the Company,  being held liable  beyond the original  investment  by the
Company is remote,  there can be no assurance that the Company will have limited liability as to all of its RIT investments.

     MLP Risks. An investment in MLP units involves some risks which differ from an  investment in the common stock of a  corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  Holders of units issued by an MLP are exposed to a remote  possibility  of liability for all of the obligations of that MLP in the event that:

     o    a court determines that the rights of the holders of MLP units to vote to remove or  replace  the  general  partner  of that MLP,  to approve amendments  to that  MLP's  partnership  agreement,  or to take  other action under the  partnership  agreement of that MLP would  constitute
          "control" of the business of that MLP, or

     o    a court or governmental  agency  determines that the MLP is conducting business in a state without complying with the partnership  statute of that state.

     Holders of MLP units are also  exposed to the risk that they be required to repay amounts to the MLP that are  wrongfully  distributed to them. In addition, the value of the Company's  investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if

                                       28

it is  unable  to do so  because  of tax law  changes,  it  would  be taxed as a corporation.  In that case,  the MLP would be obligated to pay income tax at the entity level and distributions  received by the Company generally would be taxed as dividend  income.  As a result,  there could be a material  reduction  in the
Company's  cash flow and there could be a material  decrease in the value of the
Common Stock.

     Industry  Concentration.  The Company's investments will be concentrated in the equity securities of Energy  Companies.  Because the Company is specifically focused in the energy sector,  it may present more risks than if it were broadly diversified over numerous  industries and sectors of the economy.  Therefore,  a downturn in the energy  sector would have a larger impact on the Company than on an  investment  company that does not  concentrate  in such  sector.  The energy sector can be  significantly  affected by the supply of and demand for  specific products and  services,  the supply and demand for oil and gas, the price of oil and gas,  exploration  and production  spending,  government  regulation,  world events and  economic  conditions.  The energy  sector can also be  significantly affected by events  relating to  international  political  developments,  energy conservation, the success of exploration projects, commodity prices, and tax and government  regulations.  At times,  the  performance  of  securities  of Energy
Companies  will lag the  performance of securities of companies in other sectors or the broader market as a whole.

     Lack of  Experience  in RITs.  The Advisor has only been  investing in RITs since October 31, 2005 and,  therefore has limited  experience with investing in
RITs.   While  the  Advisor  does  have  experience   investing  in  the  energy
infrastructure  sector and the managers of the Advisor have experience investing in high yield  corporate  bonds  (commonly  referred to as junk bonds) issued by
Energy Companies,  the Advisor will rely on its proprietary  analytical tools to select RIT investments.  These proprietary  analytical tools are currently being used by the Advisor in selecting MLP investments  for its clients.  Nonetheless, the Company may be adversely  affected by the Advisor's  unfamiliarity with RITs generally and the dynamics impacting the Canadian energy sector.

     Equity  Securities  Risk.  Equity  securities  of Energy  Companies  can be affected by  macro-economic  and other  factors  affecting  the stock  market in general,  expectations  of interest  rates,  investor  sentiment  towards Energy
Companies  or the energy  sector,  changes in a  particular  issuer's  financial condition,  or unfavorable  or  unanticipated  poor  performance of a particular issuer  (in the  case of  Energy  Companies,  generally  measured  in  terms  of distributable  cash flow).  Prices of equity  securities  of  individual  Energy
Company and other equity securities also can be affected by fundamentals  unique to the Energy Company, including earnings power and coverage ratios.

     Investing in securities of smaller  companies may involve greater risk than is associated  with  investing in more  established  companies.  Companies  with smaller  capitalization  may have limited  product  lines,  markets or financial resources;  may lack management depth or experience;  and may be more vulnerable to adverse general market or economic developments than larger, more established companies.

     Because MLP  convertible  subordinated  units  generally  convert to common units on a one-to-one  ratio,  the price that the Company can be expected to pay upon  purchase or to realize  upon resale is  generally  tied to the common unit price,  less a discount.  The size of the discount varies depending on a variety of factors, including the likelihood of conversion, the length of time remaining to conversion, and the size of the block purchased.

     The price of MLP I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

     Small and Mid-Cap  Stock Risk.  The Company will invest in  companies  with small  (less than $2  billion)  or medium  (between  $2 billion  and $5 billion)
market capitalizations. Stocks of smaller and medium-sized companies can be more volatile than, and perform  differently from, stocks of larger companies.  There may be less trading in a smaller or medium-sized  company's  stock,  which means that buy and sell  transactions  in that stock could have a larger impact on the stock's price than would be the case with larger  company's  stock.  Smaller and medium-sized companies may have fewer business lines; therefore,  changes in any one line of business  may have a greater  impact on a smaller  and  medium-sized company's  stock price than is the case for a larger company.  As a result,  the purchase  or sale  of  more  than a  limited  number  of  stock  of a small  and medium-sized  company  may affect  its  market  price.  The  Company  may need a considerable  amount  of time  to  purchase  or  sell  its  positions  in  these securities.  In addition, stocks of smaller or medium-sized companies may not be well known to the investing public.

     Non-Diversification.  To the extent the Company  invests a relatively  high percentage of its assets in the obligations of a limited number of issuers,  the
Company  may be  more  susceptible  than a more  widely  diversified  investment company to any single economic,  political or regulatory occurrence. The Company has  registered as a  "non-diversified"  investment  company under the 1940 Act.
Although the Company may invest a relatively  high percentage of its assets in a limited number of issuers,  the Company intends to

                                       29

diversity  its  holdings  to  the  extent  necessary  for  it  to  maintain  its qualification as a RIC for U.S. federal income tax purposes. See "Tax Matters."

     Anti-Takeover   Provisions.   The  Company's  Charter  and  Bylaws  include
provisions  that could limit the ability of other entities or persons to acquire control  of the  Company or  convert  the  Company  to  open-end  status.  These provisions  could deprive the holders of Common Stock of  opportunities  to sell their Common Stock at a premium over the then current market price of the Common
Stock or at net asset value.

     Supply and Demand Risk. A decrease in the  production of natural gas, NGLs, crude oil, coal,  refined petroleum products or other energy  commodities,  or a decrease in the volume of such commodities available for transportation, mining,
processing,   storage  or  distribution,  may  adversely  impact  the  financial performance of Energy Companies.  Production declines and volume decreases could
be  caused  by  various  factors,   including   catastrophic   events  affecting
production,   depletion  of   resources,   labor   difficulties,   environmental
proceedings,   increased   regulations,   equipment   failures  and   unexpected
maintenance  problems,  import supply  disruption,  increased  competition  from alternative  energy  sources  or  related  commodity  prices.  Alternatively,  a sustained decline in demand for such commodities could also adversely affect the financial performance of Energy Companies. Factors which could lead to a decline in demand  include  economic  recession or other  adverse  economic  conditions, higher  fuel  taxes or  governmental  regulations,  increases  in fuel  economy, consumer  shifts to the use of  alternative  fuel sources,  changes in commodity prices or weather.

     Depletion and Exploration Risk. Many Energy Companies are either engaged in the production of natural gas, NGLs,  crude oil, refined  petroleum  products or coal, or are engaged in transporting, storing, distributing and processing these items on  behalf  of  producers.  To  maintain  or grow  their  revenues,  these companies or their  customers need to maintain or expand their reserves  through exploration  of new  sources of supply,  through  the  development  of  existing sources,  through  acquisitions,  or  through  long-term  contracts  to  acquire reserves.  The  financial  performance  of  Energy  Companies  may be  adversely affected if they, or the companies to which they provide the service, are unable to  cost-effectively  acquire  additional  reserves  sufficient  to replace  the natural decline.

     Regulatory  Risk.  Energy  Companies  are subject to  significant  federal, state,  provincial and local government  regulation in virtually every aspect of their  operations,  including how  facilities  are  constructed,  maintained and operated,  environmental and safety controls, and the prices they may charge for the products and services they provide.  Various  governmental  authorities have the power to enforce  compliance  with these  regulations and the permits issued under them,  and  violators  are subject to  administrative,  civil and criminal
penalties,   including  civil  fines,   injunctions  or  both.   Stricter  laws,
regulations or  enforcement  policies could be enacted in the future which would likely  increase  compliance  costs  and  may  adversely  affect  the  financial performance of Energy Companies.

     Energy Companies engaged in interstate  pipeline  transportation of natural gas, refined petroleum  products and other products are subject to regulation by the Federal Energy Regulatory  Commission  ("FERC") with respect to tariff rates these  companies  may charge for pipeline  transportation  services.  An adverse determination  by the FERC with respect to the tariff rates of an Energy Company could have a  material  adverse  effect on its  business,  financial  condition, results of operations  and cash flows of that Energy  Company and its ability to make cash  distributions to its equity owners. In May 2005, FERC issued a policy statement that pipelines, including those organized as partnerships, can include in  computing  their  cost of  service  a tax  allowance  to  reflect  actual or potential  tax  liability on their public  utility  income  attributable  to all
entities  or  individuals   owning  public  utility  assets,   if  the  pipeline
establishes  that the entities or individuals have an actual or potential income tax  liability on such income.  Whether a pipeline's  owners have such actual or potential income tax liability will be reviewed by FERC on a case-by-case basis.
If an MLP is unable to  establish  that its  unitholders  are  subject to United
States  federal income  taxation on the income  generated by the MLP, FERC could disallow a substantial  portion of the MLP's income tax allowance.  If FERC were to disallow a substantial  portion of the MLP's income tax allowance,  the level of maximum  tariff rates the MLP could  lawfully  charge could be lower than the
MLP had been  charging  prior to such  ruling  or could be lower  than the MLP's actual costs to operate the pipeline. In either case, the MLP would be adversely affected.

     Commodity Pricing Risk. The operations and financial  performance of Energy
Companies may be directly affected by energy commodity prices,  especially those
Energy  Companies  owning the  underlying  energy  commodity.  Commodity  prices fluctuate  for  several  reasons,  including  changes  in  market  and  economic conditions,  the impact of weather on demand,  levels of domestic production and imported  commodities,  energy  conservation,  domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation  systems.  Volatility  of  commodity  prices,  that may lead to a reduction in production or supply, may also negatively impact the performance of
Energy  Companies which are solely involved in the  transportation,  processing, storing,  distribution  or marketing  of  commodities.  Volatility  of commodity prices may also make it more difficult for Energy  Companies to raise capital to the extent the  market  perceives  that their  performance  may be  directly  or indirectly tied to commodity prices.

                                       30

     Interest  Rate Risk.  Rising  interest  rates  could  adversely  impact the financial  performance of Energy  Companies by increasing their cost of capital.
This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

     Weather Risk. Extreme weather patterns,  such as hurricane Ivan in 2004 and
hurricane   Katrina  in  2005,   could  result  in  significant   and  temporary
interruptions  in the supply of energy and power.  This volatility  could create temporary  fluctuations in commodity prices, energy distribution  patterns,  and earnings of Energy Companies. Moreover, extreme weather patterns, such as recent hurricane  Katrina,  could adversely impact the value of the securities in which the Company invests.

     Reserve Risk.  Energy Company  estimates of crude oil, natural gas and NGLs reserve data are projections based on engineering  data,  projected future rates of production and the timing of future  expenditures.  Estimates of proved crude oil,  natural  gas and NGLs  reserves  and  projected  future net  revenue  from reserves are generally  based on internal  reserve reports and on the reports of independent consulting petroleum engineers. The process of estimating crude oil, natural  gas and NGLs  reserves  requires  substantial  judgment,  resulting  in imprecise  determinations,  particularly for new discoveries.  Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data.  Estimated  reserves are based on many  assumptions that may  turn out to be  inaccurate.  Any  material  inaccuracies  in these  reserve estimates or underlying  assumptions  will materially  affect the quantities and present value of reserve  estimates.  The accuracy of any reserve  estimate is a
function   of  the   quality  of   available   data,   engineering,   geological
interpretation  and judgment and the  assumptions  used regarding  quantities of recoverable  natural gas and oil  reserves  and prices for crude oil and natural gas.  Natural gas and crude oil prices have  fluctuated  widely in recent years.
Volatility  is expected  to  continue  and price  fluctuations  directly  affect estimated quantities of proved reserves and future net revenues.  Actual prices, production,  development  expenditures,  operating  expenses and  quantities  of recoverable  oil and natural gas reserves  will vary from those assumed in these reserve  estimates,  and these  variances may be  significant.  Any  significant variance  from the  assumptions  used  could  result in the actual  quantity  of reserve  estimates and future net cash flow being materially  different from the estimates in these reserve reports.  In addition,  results of drilling,  testing and  production  and changes in crude oil  natural gas prices  after the date of these  reserve  estimates  may  result  in  downward  revisions  to the  reserve estimates.  Some  reserve  estimates  are made  without the benefit of a lengthy production  history,  which are less reliable than estimates  based on a lengthy production  history.  Future  performance that deviates  significantly  from the reserve reports could have a material adverse effect on a given Energy Company's financial position and results of operations.

     Operating Risk.  Energy Companies  engaged in the exploration,  development and production of oil and natural gas face operating  risks,  including the risk of fire, explosions,  blow-outs,  pipe failure,  abnormally pressured formations and environmental hazards.  Environmental hazards include oil spills, gas leaks, pipeline  ruptures or discharges of toxic gases. If any of these operating risks
occur,  it  could  cause  substantial   losses  to  the  given  Energy  Company.
Substantial  losses may be caused by injury or loss of life, severe damage to or destruction of property,  natural  resources and  equipment,  pollution or other environmental damage, clean-up  responsibilities,  regulatory  investigation and penalties and suspension of operations.  In accordance  with industry  practice,
Energy Companies  generally maintain insurance against some, but not all, of the risks  described above and this insurance may not be adequate to cover losses or liabilities.

     Geopolitical and Market  Disruption  Risk. The continuing  presence of U.S.
troops in Iraq and continued  terrorist threats are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and  duration  of the  U.S.  presence  in Iraq  cannot  be  predicted  with  any certainty.  Terrorist  attacks on the World  Trade  Center and the  Pentagon  on
September  11, 2001 closed  some of the U.S.  securities  markets for a four-day period and similar  events  cannot be ruled out.  Additionally,  fuel prices and supplies are influenced  significantly by  international  political and economic circumstances.  If a fuel  supply  shortage  were to arise from OPEC  production curtailments, political uncertainty in Venezuela and Russia, a disruption of oil imports or other  geopolitical  causes,  higher fuel  prices and any  subsequent price increases  could  adversely  effect the world economies and the securities markets. These and similar events may in the future lead to increased short-term market  volatility  and may have  adverse  long-term  effects on U.S.  and world economies and markets generally. These events could also have an acute effect on an  individual  Energy  Company or related  groups of Energy  Companies or could adversely affect individual issuers and securities markets,  inflation and other factors relating to the Company's Common Stock.

     Canadian Securities Risk. Investing in Canadian securities involves certain risks not  involved  in domestic  investments  that could  adversely  affect the
Company, including, but not limited to: fluctuations in currency exchange rates;
future foreign economic, financial, political and social developments; different legal  systems;  the possible  imposition of exchange  controls or other foreign
governmental  laws  or  restrictions;   lower  trading  volume;   greater  price
volatility and illiquidity;  different  trading and settlement  practices;  less governmental  supervision;  high and volatile  rates of  inflation;  fluctuating interest rates; less publicly available  information;  and different accounting, auditing and financial recordkeeping standards and requirements.

                                       31

     Foreign Currency Risk.  Because the Company intends to invest in securities
denominated  or  quoted  in  the  Canadian  dollar,   changes  in  the  Canadian
dollar/United  States dollar exchange rate may affect the value of securities in the Company and the unrealized appreciation or depreciation of investments.

     Currency  Hedging  Risk.  The Company  has,  and may in the  future,  hedge against  currency risk resulting from investing in Canadian RITs valued with the
Canadian dollar.  Currency hedging  transactions in which the Company may engage include  buying or selling  options or futures or  entering  into other  foreign currency  transactions  including forward foreign currency  contracts,  currency swaps or  options  on  currency  and  currency  futures  and  other  derivatives transactions.  The Company  entered  into a series of forward  sales of Canadian dollars for US dollars in the amount of C$1,125,000 per quarter through February
21, 2011 at the exchange  rate of C$1.1310 per US dollar.  Hedging  transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the  transaction or  illiquidity  of the derivative  instruments.
Furthermore, the ability to successfully use hedging transactions depends on the
Advisor's  ability  to  predict  pertinent  market  movements,  which  cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune  times or for prices other than current market values, may limit the amount of  appreciation  the Company can realize on an investment, or may cause the Company to hold a security that it might  otherwise  sell.  The use of hedging  transactions  may result in the  Company  incurring  losses as a result of matters  beyond  its  control.  For  example,  losses may be  incurred because of the imposition of exchange controls, suspension of settlements or the inability of the Company to deliver or receive a specified currency.

     Tax Risk. A new Canadian tax imposes a 15% tax on the return of the capital portion of the distributions paid or credited by certain types of RITs. There is a risk as to whether such tax would qualify as a foreign income tax eligible for the U.S.  foreign tax credit.  The Company  will invest in RITs that are "mutual fund trusts" for  Canadian  income tax  purposes.  The  Canadian  Department  of
Finance currently is pursuing discussions with the private sector concerning the appropriate  Canadian  tax  treatment  of  non-residents  investing  in resource property  through  mutual fund  trusts.  Accordingly,  changes in the income tax considerations  described  herein are  possible.  In  addition,  if the  Company invests in a Canadian  entity that is not an RIT, the tax  consequences  of that investment will be different than when investing in RITs.

     Income  from MLPs  generally  will be  treated  as  qualifying  income  for purposes of the Company's qualification as a RIC to the extent that the MLPs are treated as qualifying  publicly traded  partnerships.  In addition,  income from
RITs  generally  will be  treated  as  qualifying  income  for  purposes  of the
Company's  qualification  as a RIC to the  extent  that the RITs are  treated as corporations for U.S. federal income tax purposes. To the extent that any MLP or
RIT in which the company  invests is treated as a partnership  for U.S.  federal income tax purposes that is not a qualified  publicly  traded  partnership,  the
Company would generally be required to include in its income its allocable share of the income of the underlying MLP or RIT, which because such income  generally would not be qualifying  income for purposes of the RIC gross income test, could cause the Company to fail to qualify as a RIC. See "Tax Matters."

     Due to the nature of some of the  Company's  investments,  the  Company may have to report more taxable  income in a given year than the cash flow  received by the Company. If the Company does not receive timely information as to the tax status of payments  received by the Company,  it may have to provide  subsequent adjustments to information provided to its stockholders.  In order to qualify as a RIC, the Company may be required to distribute cash in excess of the Company's cash receipts,  which could create liquidity issues for the Company or cause the
Company to cease to qualify as a RIC.

     If the Company  fails to, or ceases to,  qualify as a RIC, the Company will be treated as a C corporation  for U.S.  Federal  income tax  purposes.  In that case, the Company would have to pay U.S. Federal income tax on its income, which could  negatively  impact  the  Company's  ability to pay  creditors,  including holders of MMP Shares.

     Tax Law Change Risk. Future changes in tax laws or regulations,  or related interpretations of such laws and regulations, could adversely affect the Company or Energy Companies,  which could negatively impact the Company's ability to pay creditors, including holders of MMP Shares.

     Leverage  Risk.  The  Company's  use of leverage  through  the  issuance of preferred  stock  (including  the MMP Shares  offered  hereby)  and  Borrowings, including  Tortoise Notes, as well as the economic  leverage inherent in certain derivatives,  including interest rate  transactions,  creates risks. There is no assurance that the Company's  leveraging  strategies will be successful.  If the dividend rate on the MMP Shares  exceeds the net rate of return on the Company's portfolio,  the  leverage  will  result in a lower net asset  value  than if the
Company were not  leveraged,  and the Company's  ability to pay dividends and to meet its asset  coverage  requirements  on the MMP Shares  would be reduced.  In addition,  to the extent  that any forms of  leverage  used by the  Company  are senior to the MMP Shares,  payments to holders of MMP Shares in  liquidation  or otherwise will be subject to the prior payment of  obligations  relating to

                                       32

such  other  forms  of  leverage.  Successful  use of  leverage  depends  on the
Advisor's  ability  to  predict  or hedge  correctly  interest  rates and market movements,  and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

     Because  the fee paid to the  Advisor  will be  calculated  on the basis of
Managed  Assets,  the fee will be higher when  leverage is utilized,  giving the
Advisor an incentive to utilize leverage.

     Hedging  Strategy  Risk.  The Company may in the future use  interest  rate transactions  for hedging  purposes  only,  in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure.  Interest rate transactions  that the  Company  may use for  hedging  purposes  will expose the
Company  to  certain  risks  that  differ  from the  risks  associated  with its portfolio  holdings.  There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar  techniques,  the costs of which can be significant.  In addition, the Company's success in using hedging instruments is
subject  to  the  Advisor's   ability  to  predict   correctly  changes  in  the
relationships  of such hedging  instruments to the Company's  leverage risk. The
Company has entered into interest rate swap  transactions  intended to hedge the
Company's  interest payment  obligations  under currently  outstanding  Tortoise
Notes  against  material  increases in interest  rates for the period  beginning
March 2006 and continuing  through March 2016, the period beginning January 2007 and continuing  through  January 2013, and the period  beginning  April 2007 and continuing  through  April 2010.  There can be no assurance  that the  Advisor's judgment in this  respect  will be  accurate.  Consequently,  the use of hedging transactions might result in poorer overall performance for the Company, whether or not  adjusted  for  risk,  than  if the  Company  had  not  engaged  in  such transactions.

     Counterparty  Risk.  The Company may be subject to credit risk with respect to the  counterparties  to certain  derivative  agreements  entered  into by the
Company.  If a counterparty  becomes  bankrupt or otherwise fails to perform its obligations  under a  derivative  contract due to  financial  difficulties,  the
Company may  experience  significant  delays in obtaining any recovery under the derivative  contract in a bankruptcy  or other  reorganization  proceeding.  The
Company  may obtain  only a limited  recovery  or may obtain no recovery in such circumstances.

     To the extent there is a decline in interest  rates,  the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Company. In addition, if the counterparty to an interest rate swap or cap defaults,  the Company  would not be able to use the  anticipated  net  receipts under the interest  rate swap or cap to offset the  Company's  cost of financial leverage.

     Competition  Risk. A number of alternatives to the Company as an investment vehicle in a portfolio of energy  infrastructure MLPs and RITs exist,  including private funds and other publicly traded investment companies (including two also advised by the Advisor). In addition, recent tax law changes have increased, and future tax law changes may increase further, the ability of regulated investment companies or other  institutions to invest directly in MLPs.  These  competitive conditions  may adversely  impact the Company's  ability to make  investments in
Energy  Companies  and could  impact  adversely  the  Company's  ability to make distributions to stockholders and to meet the asset coverage  requirements under the 1940 Act.

     Restricted  Securities  Risk. The Company may invest up to 50% of its total assets in  restricted  securities.  Restricted  securities  are less liquid than securities  traded in the open  market  because  of  statutory  and  contractual restrictions on resale. Such securities are,  therefore,  unlike securities that are traded in the open market,  which can be expected to be sold  immediately if the market is  adequate.  As  discussed  further  below,  this lack of liquidity creates special risks for the Company.

     Restricted securities are subject to statutory and contractual restrictions on their public  resale,  which may make it more  difficult  to value them,  may limit the  Company's  ability  to  dispose  of them and may lower the amount the
Company  could  realize  upon  their  sale.  To enable  the  Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted  securities  may be  negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the  Company  wishes to sell the  security,  a  considerable  period may elapse  between the time the  decision is made to sell the security and the time the security is  registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

     Valuation  Risk.  Market  prices  generally  will not be available  for MLP convertible  subordinated units, or securities of private Energy Companies,  and the  value  of such  investments  ordinarily  will be  determined  based on fair valuations determined by the Advisor pursuant to procedures adopted by the Board of Directors.  Similarly, direct placements of Energy Company securities will be based on fair value determinations because of their restricted nature;  however, the Advisor expects that these  determinations  will be

                                       33

based on a discount from publicly available market prices.  Resale  restrictions or the absence of a liquid  secondary market may adversely affect the ability of the Company to determine its net asset value.  The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value.  Additionally,  the value of these securities typically  requires  more  reliance on the  judgment  of the  Advisor  than that required for securities for which there is an active trading market.  Due to the difficulty  in valuing  these  securities  and the absence of an active  trading market for these  investments,  the  Company  may not be able to  realize  these securities'  true  value,  or may have to delay their sale in order to do so. In addition, the Company will rely to some extent on information provided by Energy
Companies to estimate taxable income allocable to be held by the Company.

     Management  Risk.  The  Advisor  was  formed  in  October  2002 to  provide portfolio  management  services to  institutional  and high net worth  investors seeking professional  management of their MLP investments.  The Advisor has been
managing   investments  in  portfolios  of  MLP  investments  since  that  time, including,  since February 2004,  management of the investments of TYG and since
May  2005,  management  of the  investments  of TYY.  TYG is a  non-diversified, closed-end  investment management company that was created to invest principally in  MLPs  in  the  energy  infrastructure  sector.  TYY  is  a  non-diversified, closed-end  management  investment company that commenced operations in May 2005 and invests primarily in MLPs and their affiliates in the energy  infrastructure
sector.   The  Advisor   also  manages  the   investments   of  TTO.  TTO  is  a
newly-organized  private  corporation  which invests primarily in privately held and micro-cap public  companies in the U.S. energy  infrastructure  sector.  The investments  of the  Company,  TYG,  TYY and TTO are  managed  by the  Advisor's investment  committee.  The Company,  TYG, TYY and TTO share the same  executive officers. As of February 28, 2006 the Advisor had client assets under management of  approximately  $1.6  billion,  including the assets of TYG, TYY, TTO and the
Company.  The  Advisor  has 17 full  time  employees,  but  also  relies  on the officers,  employees,  and resources of Fountain  Capital and its affiliates for certain  functions.  To the extent that the  Advisor's  assets under  management continue to grow, the Advisor may have to hire  additional  personnel and to the extent  it is  unable  to  hire  qualified  individuals  its  operations  may be adversely affected.  Three (of the five) members of the investment committee are affiliates  of,  but  not  employees  of,  the  Advisor,  and  each  have  other significant  responsibilities  with such affiliated entities.  Fountain Capital,
KCEP and their  affiliates  conduct  businesses  and  activities of their own in which the Advisor has no economic interest.  If these separate activities become significantly  greater than the  Advisor's  activities,  there could be material competition for the efforts of the Advisor's key personnel.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The business and affairs of the Company are managed  under the direction of the Board of Directors.  Accordingly,  the Company's Board of Directors provides broad supervision over the affairs of the Company,  including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company's  day-to-day  operations.  The names, ages and addresses of each of the  directors  and  officers  of the  Company,  together  with their  principal occupations  and other  affiliations  during the past five years,  are set forth below.  Each  director and officer will hold office until his  successor is duly elected and qualified,  or until he resigns or is removed in the manner provided by law. Unless otherwise indicated,  the address of each director and officer is
10801 Mastin  Boulevard,  Overland Park, Kansas 66210. The Board of Directors of
the Company  consists of a majority of directors who are not interested  persons
(as defined in the 1940 Act) of the Advisor or its affiliates.

                                  Position(s) Held                                                Number of
                                    with Company,                                              Portfolios in          Other Public
                                   Term of Office                                               Fund Complex         Company Board
                                    and Length of               Principal Occupation             Overseen by           Positions
Name and Age                         Time Served               During Past Five Years            Director(1)       Held by Director
------------                    --------------------  ---------------------------------------  --------------  --------------------
Independent Directors

                                       34

Conrad S. Ciccotello, 45        Class  III  Director  Tenured Associate Professor of Risk              3       None
                                since 2005            Management and Insurance, Robinson
                                                      College of Business,
                                                      Georgia State University;
                                                      Director of Graduate
                                                      Personal Financial
                                                      Planning Programs; Editor,
                                                      "Financial Services
                                                      Review," (an academic
                                                      journal dedicated to the
                                                      study of individual
                                                      financial management);
                                                      formerly, faculty member,
                                                      Pennsylvania State
                                                      University.

John R. Graham, 60              Class  II   Director  Executive-in-Residence and Professor             3       Erie Indemnity Company;
                                since 2005            of Finance, College of Business                          Erie Family Life
                                                      Administration, Kansas State                             Insurance Company;
                                                      University (has served as a professor                    Kansas State Bank
                                                      or adjunct professor since
                                                      1970); Chairman of the
                                                      Board, President and CEO,
                                                      Graham Capital Management,
                                                      Inc., primarily a real
                                                      estate development and
                                                      investment company and a
                                                      venture capital company;
                                                      Owner of Graham Ventures,
                                                      a business services and
                                                      venture capital firm;
                                                      formerly, CEO, Kansas Farm
                                                      Bureau Financial Services,
                                                      including seven affiliated
                                                      insurance or financial
                                                      service companies
                                                      (1979-2000).

Charles E. Heath, 63            Class I Director      Retired in 1999. Formerly, Chief                 3       None
                                since 2005            Investment Officer, GE Capital's
                                                      Employers Reinsurance Corporation
                                                      (1989-1999). Chartered
                                                      Financial Analyst ("CFA")
                                                      since 1974.

Interested Directors and
Officers(2)
H. Kevin Birzer, 46             Class II Director     Managing Director of the Advisor since           3       None
                                and Chairman of the   2002; Partner/Senior Analyst, Fountain
                                Board since 2005      Capital (1990-present); Vice
                                                      President, Corporate Finance
                                                      Department, Drexel Burnham Lambert
                                                      (1986-1989); formerly, Vice President,
                                                      F. Martin Koenig & Co., an
                                                      investment management firm
                                                      (1983-1986).

Terry C. Matlack, 50            Class I Director,     Managing Director of the Advisor since           3       None
                                Chief Financial       2002; Managing Director, KCEP
                                Officer and Chief     (2001-present); formerly, President,
                                Compliance Officer    GreenStreet Capital, a private
                                since 2005            investment firm (1998-2001).

David J. Schulte, 45            President and Chief   Managing Director of the Advisor since         N/A       None
                                Executive Officer     2002; Managing Director, KCEP
                                since 2005            (1993-present); CFA since 1992;
                                                      Member, Corporate Governance Task
                                                      Force of CFA Institute.

                                       35

Zachary A. Hamel, 40            Secretary since 2005  Managing Director of the Advisor since         N/A       None
                                                      2002; Partner/Senior Analyst with
                                                      Fountain Capital (1997-present).

Kenneth P. Malvey, 40           Treasurer since       Managing Director of the Advisor since         N/A       None
                                November 2005         2002; Partner/Senior
                                                      Analyst, Fountain Capital
                                                      Management (2002-present);
                                                      formerly, Investment Risk
                                                      Manager and member of the
                                                      Global Office of
                                                      Investments, GE Capital's
                                                      Employers Reinsurance
                                                      Corporation (1996-2002).
------------
(1)  This number  includes  the  Company,  TYG and TYY,  but  excludes  TTO. The
     Advisor also serves as the investment adviser to TYG, TYY and TTO.

(2)  As a result of their  respective  positions  held with the  Advisor  or its affiliates,  these individuals are considered  "interested  persons" of the
     Company within the meaning of the 1940 Act.

     The  following  individuals  who are  included  in the table above hold the following  positions with TTO, a private investment fund managed by the Advisor:
Messrs. Ciccotello, Graham and Heath are directors; Mr. Birzer is a director and the Chairman of the Board;  Mr.  Matlack is a director  and the Chief  Financial
Officer;  Mr. Schulte is the President and Chief Executive Officer; Mr. Hamel is
the Secretary; and Mr. Malvey is the Treasurer.

Investment Advisor

     Pursuant to an Advisory  Agreement,  the Advisor  provides the Company with investment  research and advice and  furnishes  the Company  with an  investment program consistent with the Company's investment objective and policies, subject to  the  supervision  of the  Board.  The  Advisor  determines  which  portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio  securities,  selects  brokers or dealers to place those  orders,  maintains  books  and  records  with  respect  to the  Company's securities  transactions  and reports to the Board of Directors on the Company's investments and performance.

     The Advisor  specializes  in managing  portfolios  of MLPs and other energy infrastructure  companies.  The  Advisor  was formed in October  2002 to provide portfolio  management  services to  institutional  and high net worth  investors seeking professional  management of their MLP investments.  The Advisor has been managing  portfolios of MLPs since that time.  The Advisor also manages TYG, TYY and TTO.  TYG,  whose  shares  trade on the NYSE under the symbol  "TYG,"  began operations  in February  2004 and is a  non-diversified,  closed-end  management investment  company that was created to invest principally in MLPs in the energy infrastructure  sector.  As of  February  28,  2006,  TYG had  total  assets  of approximately $718 million. TYY, whose shares trade on the NYSE under the symbol
"TYY," began  operations  on May 31, 2005 and is a  non-diversified,  closed-end management  investment  company that was created to invest primarily in MLPs and their affiliates in the energy  infrastructure  sector. As of February 28, 2006,
TYY had total assets of approximately $581 million.  TTO is a private investment fund that was created to invest primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. As of February 28, 2006, TTO had total assets of approximately $43 million. Fountain Capital and KCEP control the Advisor through their equity ownership and management rights in the Advisor.
As of February 28, 2006,  the Advisor had  approximately  $1.6 billion of client assets  under its  management,  including  the assets of TYG,  TYY,  TTO and the
Company.  The  Advisor's  investment  committee is  comprised of five  portfolio managers.

     Fountain  Capital was formed in 1990 and is focused  primarily on providing investment  advisory  services to institutional  investors with respect to below investment grade debt. Fountain Capital had approximately $___ billion of client assets under  management as of ___________, 2006, of which  approximately  $____
million  were in  energy  sector  investments.  KCEP was  formed  in 1993 and is focused  solely on managing two private  equity funds with a combined  committed capital of $100 million,  including  investments in two MLPs. The first of those funds, a start-up and  early-stage  venture capital fund launched in 1994, is in the process of winding down.  As a part of that  process,  this fund has entered into a  consensual  order of  receivership,  which was  necessary to allow it to
distribute   its  remaining  $1.6  million  of  assets  to  the  Small  Business
Administration   (the  "SBA").  The  consensual  order  acknowledged  a  capital impairment  condition  and the  resulting  nonperformance  by  this  fund of its agreement  with the SBA.  Mr.  Schulte  is a  managing  partner  of KCEP and was involved with this fund.  The second fund is an $85 million  private equity fund founded in 1998. The Advisor relies on the officers, employees, and resources of certain affiliated entities for certain functions.  Three of the five members of the  investment  committee of the Advisor are not employees of the Advisor,  but are employees of Fountain Capital.  Each

                                       36

member of the investment committee has other significant  responsibilities  with affiliated  entities.  Fountain Capital conducts  business and activities of its own in which the Advisor has no economic interest.  If these separate activities become  significantly  greater  than the  Advisor's  activities,  there could be material competition for the efforts of key personnel.

     The Advisor has 17 full time  employees,  but also relies on the  officers, employees,  and  resources of Fountain  Capital and its  affiliates  for certain functions.  To the extent that the Advisor's assets under management continue to grow, the Advisor may have to hire additional  personnel and to the extent it is unable to hire qualified individuals,  its operations may be adversely affected.
In  addition,  three (of the five)  members of the  investment  committee of the
Advisor are affiliates of, but not employees of, the Advisor. Each member of the investment  committee has other  significant  responsibilities  with  affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Advisor  has no economic  interest.  If these  separate  activities become  significantly  greater  than the  Advisor's  activities,  there could be material competition for the efforts of key personnel.

     The investment  management of the Company's portfolio is the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer,
Zachary A.  Hamel,  Kenneth P.  Malvey,  and Terry C.  Matlack,  all of whom are
Managers of the Advisor and share responsibility for such investment management.
It is the policy of the investment committee that any one member can require the
Advisor to sell a security and any one member can veto the committee's  decision to invest in a security.

     H. Kevin  Birzer.  Mr.  Birzer has been a Managing  Director of the Advisor since 2002 and is also a  Partner/Senior  Analyst  with  Fountain  Capital.  Mr.
Birzer is also a Director of TYG, TYY and TTO. Mr. Birzer,  who joined  Fountain
Capital in 1990,  has 22 years of investment  experience,  including 19 years in high-yield  securities.  Mr.  Birzer  began his career  with Peat  Marwick.  His subsequent  experience  includes  three years working as a Vice President for F.
Martin Koenig & Co., focusing on equity and option investments,  and three years at  Drexel  Burnham  Lambert,  where he was a Vice  President  in the  Corporate
Finance   Department.   Mr.  Birzer   graduated  with  a  Bachelor  of  Business
Administration  degree from the  University  of Notre Dame and holds a Master of
Business  Administration  degree  from New York  University.  He earned  his CFA designation in 1988.

     Zachary A.  Hamel.  Mr.  Hamel has been a Managing  Director of the Advisor since 2002 and is also a Partner/Senior Analyst with Fountain Capital. Mr. Hamel joined  Fountain  Capital  in 1997 and  focuses  on the  energy,  chemicals  and utilities sectors.  Prior to joining Fountain Capital,  Mr. Hamel worked for the
Federal Deposit  Insurance  Corporation for eight years as a Bank Examiner and a
Regional  Capital  Markets  Specialist.  Mr. Hamel  graduated  from Kansas State
University  with a  Bachelor  of  Science in  Business  Administration.  He also attained  a Master in  Business  Administration  from the  University  of Kansas
School of Business. He earned his CFA designation in 1998.

     Kenneth P. Malvey.  Mr. Malvey has been a Managing  Director of the Advisor since 2002 and is also a Partner/Senior  Analyst with Fountain Capital. Prior to joining  Fountain  Capital in 2002,  Mr.  Malvey was one of three members of the
Global Office of Investments for GE Capital's Employers Reinsurance Corporation.
Most  recently he was the Global  Investment  Risk  Manager  for a portfolio  of approximately  $24  billion  of  fixed-income,  public  equity  and  alternative investment  assets.  Prior to joining GE Capital in 1996,  Mr. Malvey was a Bank
Examiner and Regional  Capital Markets  Specialist with the FDIC for nine years.
Mr. Malvey  graduated  with a Bachelor of Science  degree in Finance from Winona
State University, Winona, Minnesota. He earned his CFA designation in 1996.

     Terry C. Matlack.  Mr. Matlack has been a Managing  Director of the Advisor since  2002 and is also a  Managing  Director  of KCEP.  Mr.  Matlack  is also a director of TYG,  TYY and TTO.  Prior to joining KCEP in 2001,  Mr.  Matlack was
President of GreenStreet  Capital and its  affiliates in the  telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the  board  of  directors  of W. K.  Communications,  Inc.,  a cable  television acquisition  company,  and Chief Operating Officer of W. K. Cellular, a cellular rural  service area  operator.  He also has served as a specialist  in corporate finance  with  George K. Baum & Company,  and as  Executive  Vice  President  of
Corporate Finance at B.C. Christopher  Securities Company. Mr. Matlack graduated with a  Bachelor  of  Science  in  Business  Administration  from  Kansas  State
University and holds a Masters of Business  Administration and a Juris Doctorate
from the University of Kansas. He earned his CFA designation in 1985.

     David J. Schulte.  Mr. Schulte has been a Managing  Director of the Advisor since 2002 and is also a Managing  Director of KCEP. While a partner at KCEP, he led private financing for two growth MLPs in the energy  infrastructure  sector.
Since February,  2004, Mr. Schulte has been an employee of the Advisor. Prior to joining KCEP in 1993, Mr.  Schulte had over five years of experience  completing acquisition  and  public  equity  financings  as an  investment  banker  at  the predecessor  of  Oppenheimer  & Co., Inc. From 1986 to 1989, he was a securities law  attorney.  Mr.  Schulte  holds a  Bachelor  of Science  degree in  Business
Administration  from Drake  University  and a Juris  Doctorate  degree  from the
University  of Iowa.  He passed  the CPA  examination  in 1983,  earned  his CFA

                                       37

designation in 1992, and is a member of the Corporate  Governance  Task Force of the CFA Institute the Financial  Accounting  Policy Committee of the Institute's
predecessor.

     The Statement of Additional  Information  provides  additional  information about the  compensation  of, the other accounts  managed by and the ownership of securities of the Company by, the above portfolio managers.

Advisory Agreement

     Under the Advisory Agreement, the Company pays to the Advisor quarterly, as compensation for the services  rendered by it, a fee equal on an annual basis to
1.0% of the Company's  average monthly Managed Assets.  Managed Assets means the total  assets of the Company  (including  any assets  attributable  to leverage)
minus accrued liabilities other than (1) deferred taxes or debt entered into for the purpose of leverage  and (2) the  aggregate  liquidation  preference  of any outstanding preferred shares.  Because the fee paid to the Advisor is determined on the  basis  of the  Company's  Managed  Assets,  the  Advisor's  interest  in determining  whether to use  leverage  may  conflict  with the  interests of the
Company.  The Company's  average  monthly  Managed Assets are determined for the purpose of  calculating  the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar  quarter.  The fees are payable  for each  calendar  quarter  within  five  days  after  the end of that quarter. Under a Reimbursement  Agreement,  the Advisor has contractually agreed to  waive  or  reimburse  the  Company  for fees  and  expenses,  including  the investment  advisory  fee and  expenses in an amount equal on an annual basis to
0.25% of the average  monthly Managed Assets for the first year of the Company's operations.  The Reimbursement  Agreement  terminates on the earlier of one year from the Company's  initial public  offering or the  termination of the Advisory
Agreement;  and it may be  terminated  by a vote of a majority of the  Company's
Independent Directors.

     The Company bears all expenses not specifically  assumed by the Advisor and incurred in the Company's  operations and will bear the expenses  related to the offering of the MMP Shares.  Expenses borne by the Company include,  but are not limited  to,  the  following:  (1)  expenses  of  maintaining  the  Company  and continuing its existence and related overhead, including, to the extent services are  provided by personnel  of the Advisor or its  affiliates,  office space and facilities and personnel  compensation,  training and benefits, (2) registration of the Company  under the 1940 Act,  (3)  commissions,  spreads,  fees and other expenses  connected with the acquisition,  holding and disposition of securities and other  investments  including  placement and similar fees in connection with direct  placements  entered  into  on  behalf  of  the  Company,  (4)  auditing, accounting and legal expenses,  (5) taxes and interest,  (6) governmental  fees,
(7)  expenses  of  listing  shares of the  Company  with a stock  exchange,  and expenses of issue, sale,  repurchase and redemption (if any) of interests in the
Company,  including  expenses  of  conducting  tender  offers for the purpose of repurchasing  Company interests,  (8) expenses of registering and qualifying the
Company and its shares under federal and state  securities laws and of preparing and  filing  registration  statements  and  amendments  for such  purposes,  (9)
expenses of reports and notices to stockholders  and of meetings of stockholders and proxy  solicitations  therefor,  (10)  expenses  of reports to  governmental officers and commissions,  (11) insurance expenses,  (12) association membership dues, (13) fees,  expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation  safekeeping of funds, securities and other investments,  keeping of books,  accounts and records,  and determination  of net asset values),  (14) fees,  expenses and  disbursements of transfer agents,  dividend and paying agents,  stockholder  servicing agents and registrars for all services to the Company,  (15)  compensation  and expenses of directors of the Company who are not members of the Advisor's organization, (16)
pricing and  valuation  services  employed  by the  Company,  (17) all  expenses incurred in connection with leveraging of the Company's assets through a line of credit,  indebtedness  or issuing and  maintaining  preferred  shares,  (18) all expenses  incurred in connection  with the  organization  of the Company and the
initial  public  offering  of  the  Company's   Common  Stock,   and  (19)  such
non-recurring items as may arise, including expenses incurred in connection with litigation,  proceedings  and  claims  and  the  obligation  of the  Company  to indemnify its directors, officers and stockholders with respect thereto.

                            RATING AGENCY GUIDELINES

     The Rating Agencies impose asset coverage requirements, which may limit the
Company's  ability to engage in certain types of transactions  and may limit the
Company's  ability to take certain actions  without  confirming that such action will not impair the ratings.

     The Company may, but is not  required  to, adopt any  modifications  to the guidelines  that may hereafter be established  by any Rating Agency.  Failure to adopt  any  modifications,  however,  may  result  in a  change  in the  ratings described above or a withdrawal of ratings altogether.  In addition,  any Rating
Agency may, at any time,  change or withdraw any rating.  The Board may, without stockholder  approval,  modify,  alter or repeal certain of the  definitions and related provisions which have been adopted by the

                                       38

Company  pursuant to the Rating Agency  Guidelines only in the event the Company receives  written  confirmation  from the  Rating  Agency or  Agencies  that any amendment,  alteration  or repeal would not impair the ratings then  assigned to the MMP Shares.

     The  Company  is  required  to  satisfy  two  separate  asset   maintenance
requirements in respect of the MMP Shares:  (1) the Company must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by each  Rating  Agency,  at  least  equal  to the  aggregate  liquidation preference of the MMP Shares plus specified liabilities, payment obligations and other  amounts;  and (2) the Company  must satisfy the 1940 Act MMP Shares Asset
Coverage requirements.

     MMP Shares Basic Maintenance Amount. The Company must maintain,  as of each
Valuation Date on which MMP Shares are  outstanding,  Eligible  Assets having an aggregate  Discounted  Value at  least  equal  to 115% of the MMP  Shares  Basic
Maintenance Amount,  which is calculated  separately for each Rating Agency that is then rating the MMP Shares and so requires.  If the Company fails to maintain
Eligible Assets having an aggregated  Discounted Value at least equal to the MMP
Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related  Asset  Coverage  Cure Date,  the Company will be required in certain circumstances to redeem certain of the shares of MMP Shares.
See "Description of Money Market Cumulative Preferred Shares."

    The "MMP Shares Basic Maintenance Amount" as of any Valuation Date currently is defined by Moody's as the dollar amount equal to:

     (1) the  sum of (A) the sum of  products  resulting  from  multiplying  the number of  Outstanding  MMP  Shares on such date by $25,000  (plus a  redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated  at the  Applicable  Rate (whether or not earned or declared) to and including the first Dividend  Payment Date for each  outstanding  MMP Share that follows such Valuation  Date (or to the 30th day after such  Valuation  Date, if such 30th day occurs before the first following  Dividend Payment Date); (C) the amount of anticipated Company  non-interest  expenses for the 90 days subsequent to such Valuation  Date; (D) the amount of the current  outstanding  balances of any  indebtedness  which is  senior to the MMP  Shares  plus  interest  actually accrued  together with 30 days  additional  interest on the current  outstanding balances  calculated  at the  current  rate;  and (E) any  current  liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to preferred  stock for which a Notice of Redemption has been given,  as of such  Valuation  Date, to the extent not  reflected in any of (1)(A)  through
(1)(D); less

     (2) the sum of any cash  plus  the  value  of any of the  Company's  assets irrevocably deposited by the Company for the payment of any obligation described in (1)(B)  through  (1)(E)  ("value," for purposes of this clause (2), means the
Discounted  Value of the security,  except that if the security matures prior to the relevant  redemption payment date and is either fully guaranteed by the U.S.
Government  or is rated at least P-1 by  Moody's,  it will be valued at its face value).

     The  "MMP  Shares  Basic  Maintenance  Amount"  as of  any  Valuation  Date
currently is defined by Fitch as Fitch Eligible Assets having an aggregate Fitch
Discounted Value equal to or greater than the dollar amount equal to the sum of:

     (A) the product of the number of Preferred Shares  outstanding on such date multiplied  by  $25,000,  plus any  redemption  premium  applicable  to the
     Preferred Shares then subject to redemption;

     (B) the aggregate  amount of dividends  that will have  accumulated  at the respective  Applicable  Rates to (whether or not earned or declared) to and including the first respective  Dividend Payment Dates for Preferred Shares outstanding that follows such Valuation Date;

     (C) the amount of anticipated  non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date;

     (D) the amount of the  current  outstanding  balances  of any  indebtedness which is senior to the  Preferred  Shares plus  interest  actually  accrued together  with 30  days  additional  interest  on the  current  outstanding balances calculated at the current rate; and

     (E) any  current  liabilities  to the  extent not  reflected  in any of (A)
     through (D)  (including,  without  limitation,  any payables for  portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less the value (i.e., the face value of cash,  short-term  municipal  obligations  and short-term securities that are the direct obligation of the U.S. government,  provided in each case that such securities mature on or prior to the date upon which any of (A)  through  (D) became  payable,  otherwise  the Fitch  Discounted
     Value) of any of the Fund's  assets  irrevocably  deposited by the Fund for the payment of any of (A) through (D).

                                       39

     Each  Rating  Agency  may  amend  the   definition  of  "MMP  Shares  Basic
Maintenance Amount" from time to time.

     The market value of the Company's portfolio securities (used in calculating the Discounted Value of Eligible  Assets) is calculated using readily  available market  quotations  when  appropriate,  and in any  event,  consistent  with the
Company's  Valuation  Procedures.  For the purpose of calculating the MMP Shares
Basic Maintenance Amount,  portfolio securities are valued in the same manner as the  Company  calculates  its net  asset  value.  See "Net  Asset  Value" in the
Statement of Additional Information.

     Each Rating  Agency's  Discount  Factors,  the  criteria  used to determine whether the assets held in the Company's  portfolio are Eligible Assets, and the guidelines  for  determining  the  Discounted  Value of the Company's  portfolio holdings  for  purposes  of  determining  compliance  with the MMP Shares  Basic
Maintenance  Amount  are  based  on  Rating  Agency  Guidelines  established  in connection with rating the MMP Shares. The Discount Factor relating to any asset of the Company, the MMP Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Company's  portfolio and certain  definitions  and  methods of  calculation  relating  thereto may be changed from time to time by the applicable Rating Agency,  without the approval of the Company, Board of Directors or stockholders.

     A Rating Agency's  Guidelines will apply to MMP Shares only so long as that
Rating  Agency is rating  such  shares.  The Company  will pay  certain  fees to
Moody's, Fitch and any Other Rating Agency that may provide a rating for the MMP
Shares. The ratings assigned to MMP Shares are not  recommendations to buy, sell or hold MMP Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

     1940 Act MMP  Shares  Asset  Coverage.  The  Company  also is  required  to maintain,  with respect to MMP Shares,  as of the last Business Day on any month in which any MMP Shares are  outstanding,  asset  coverage  of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset  coverage for senior  securities  representing  shares of a closed-end  investment  company as a condition  of  declaring  dividends  on its common  stock) ("1940 Act MMP Shares Asset  Coverage").  If the Company fails to maintain the 1940 Act MMP Shares Asset  Coverage as of the last  Business Day of any  month and such  failure  is not  cured as of the last  Business  Day of the following month (the "Asset  Coverage Cure Date"),  the Company will be required to redeem  certain MMP  Shares.  See  "Description  of Money  Market  Cumulative
Preferred Shares."

     The Company  estimates that based on the composition of its portfolio as of
February 28, 2006,  assuming the issuance of all MMP Shares  offered  hereby and giving effect to the deduction of  underwriting  discounts and  commissions  and estimated  offering  costs  related  thereto  estimated  at  $_______,  and  the satisfaction of all outstanding indebtedness under the Credit Facility, the 1940
Act MMP Shares Asset Coverage would be:

     Value of Company assets less all liabilities
  not represented by senior securities and MMP Shares   =   $               =       %
 ----------------------------------------------------       -------------       ----
   Senior securities representing indebtedness plus         $
    aggregate liquidation preference of MMP Shares

     Notices.  The Company  anticipates that under the Rating Agency Guidelines, after the Original  Issue Date and in certain other  circumstances,  the Company will be  required to deliver to any Rating  Agency  which is then rating the MMP
Shares (1) a certificate with respect to the calculation of the MMP Shares Basic
Maintenance  Amount;  (2) a certificate  with respect to the  calculation of the
1940 Act MMP Shares Asset  Coverage and the value of the  portfolio  holdings of the Company; and (3) a letter prepared by the Company's independent  accountants regarding the accuracy of such calculations.

     Notwithstanding   anything  herein  to  the  contrary,  the  Rating  Agency
Guidelines, as they may be amended from time to time by each Rating Agency, will be  reflected  in a written  document  and may be amended by each Rating  Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of MMP Shares, or any common stockholder of the Company.

     A copy of the  current  Rating  Agency  Guidelines  will be provided to any holder of MMP Shares promptly upon written request by such holder to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

             DESCRIPTION OF MONEY MARKET CUMULATIVE PREFERRED SHARES

     The  following  is a brief  description  of the terms of MMP  Shares.  This description  does not purport to be complete and is subject to and  qualified in its  entirety by reference to the more  detailed  description  of Series I Money
Market  Cumulative  Preferred  Shares in the

                                       40

Articles  Supplementary,  a form of  which  is  attached  as  Appendix  A to the
Statement of Additional Information.  Capitalized terms not otherwise defined in the  Prospectus  shall  have  the  same  meaning  as  defined  in  the  Articles
Supplementary.

General

     The Company's Charter authorizes the issuance of up to __________ shares of preferred stock, par value $0.001 per share, with such  preferences,  conversion or other rights,  voting  powers,  restrictions,  limitations as to dividends or other  distributions,  qualifications  and terms and conditions of redemption as determined  by the  Board  of  Directors  (subject  to  applicable  law  and the
Company's charter) without the approval of common stockholders. In addition, the
Board of Directors, without any action by the Company's stockholders,  may amend the Company's  charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock  that the  Company has  authority to issue.  The Articles  Supplementary  currently  authorize  the issuance of up to _____ MMP Shares. The MMP Shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends  (whether or not earned or  declared)  to the date of final  distribution.  The MMP  Shares  when issued and sold through this offering (1) will be fully paid and non-assessable,
(2) will not be  convertible  into shares of common  stock or other stock of the
Company,  (3) will have no preemptive rights, and (4) will not be subject to any sinking  fund.  The MMP  Shares  will  be  subject  to  optional  and  mandatory redemption as described below under "Redemption."

     Holders of MMP Shares  will not  receive  certificates  representing  their ownership  interest in such shares.  The Depository  Trust Company  ("DTC") will initially act as Securities Depository for the Agent Members with respect to the
MMP Shares.

     In addition to serving as the Auction Agent in connection  with the Auction
Procedures  described  below,  the Auction Agent will act as the transfer agent, registrar, and paying agent for the MMP Shares.  Furthermore,  the Auction Agent will send  notices to holders of MMP Shares of any  meeting at which  holders of
MMP Shares have the right to vote. See "-- Voting Rights"  below.  However,  the
Auction Agent generally will serve merely as the agent of the Company, acting in accordance with the Company's instructions.

     Except in an  Auction,  the  Company  will  have the  right (to the  extent permitted by applicable law) to purchase or otherwise  acquire any MMP Share, so long as the Company is current in the payment of dividends on the MMP Shares and on any other shares of the Company  ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation.

Dividends and Dividend Periods

     General.  Holders of MMP Shares will be entitled to receive cash dividends, when,  as and if  authorized  by the  Board of  Directors  and  declared  by the
Company,  out of funds  legally  available  therefor,  on the  initial  Dividend
Payment Date with respect to the initial  Dividend  Period and,  thereafter,  on each  Dividend  Payment  Date  with  respect  to a  subsequent  Dividend  Period
(generally a period of 28 days,  subject to certain  exceptions) at the rate per annum  equal to the  Applicable  Rate for each  Dividend  Period.  Dividends  so declared and payable shall be paid to the extent  permitted  under  Maryland law and to the  extent  available  and  in  preference  to  and  priority  over  any distribution  declared  and  payable on the  common  stock.  Dividends  shall be payable  from the  Company's  earnings  and  profits.  Because of the  Company's emphasis  on  investments  in  MLPs,  there is a  possibility  that  current  or accumulated earnings and profits would not be sufficient to pay dividends on MMP
Shares.  In such a case,  dividends  would be paid  from  cash flow in excess of current or  accumulated  earnings  and profits and would be treated as return of capital.

     On the Business Day next preceding each Dividend  Payment Date, the Company is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Company does not intend to establish any reserves for the payment of dividends.

     All moneys paid to the Paying Agent for the payment of  dividends  shall be held in trust for the payment of such  dividends to each Holder.  Each  dividend will be paid by the Paying  Agent to the  Holders as their  names  appear on the share ledger or share records of the Company,  which Holder(s) is expected to be the nominee of the Securities Depository.  The Securities Depository will credit the accounts of the Agent Members of the  Beneficial  Owners in accordance  with the Securities  Depository's  normal  procedures.  The  Securities  Depository's current procedures  provide for it to distribute  dividends in same-day funds to
Agent  Members who are in turn  expected to  distribute  such  dividends  to the persons  for whom they are acting as agents.  The Agent  Member of a  Beneficial
Owner  will be  responsible  for  holding or  disbursing  such  payments  on the applicable Dividend Payment Date to such Beneficial Owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend  Period may be declared and paid at any time,  without  reference to any regular  Dividend  Payment  Date, to the
Holder(s)  as its name  appears  on the  share  ledger or share  records  of the
Company on such date,  not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.  Any dividend  payment shall first be credited

                                       41

against the  earliest  accumulated  but unpaid  dividends.  No interest  will be payable in respect of any dividend  payment or payments which may be in arrears.
See "Default Period" below.

     The amount of dividends  per share  payable (if  declared) on each Dividend
Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption  during such Dividend  Period) shall be computed by  multiplying  the  Applicable  Rate (or the Default  Rate) for such  Dividend
Period (or a portion thereof) by a fraction,  the numerator of which will be the number of days in such Dividend Period (or portion  thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360,  multiplying the amount so obtained by
$25,000 per share, and rounding the amount so obtained to the nearest cent.

     Determination  of Dividend Rate. The dividend rate for the initial Dividend
Period  (i.e.,  the period from and  including  the  Original  Issue Date to and including the initial  Auction Date) and the initial  Auction Date are set forth on the  cover  page of the  Prospectus.  For each  subsequent  Dividend  Period, subject to certain  exceptions,  the dividend rate will be the  Applicable  Rate that the Auction Agent advises the Company has resulted from an Auction.

     The initial  Dividend Period for the MMP Shares shall be 28 days.  Dividend
Periods  after the initial  Dividend  Period shall  either be Standard  Dividend
Periods or, subject to certain  conditions  and with notice to Holders,  Special
Dividend Periods.

     A Special Dividend Period will not be effective unless, among other things,
Sufficient  Clearing  Bids  exist at the  Auction  in  respect  of such  Special
Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential  Holders is at least equal to the number of shares  subject to Sell
Orders by Existing Holders).

     Dividends will  accumulate at the  Applicable  Rate from the Original Issue
Date and shall be payable on each subsequent Dividend Payment Date. For Dividend
Periods of less than 30 days,  Dividend  Payment  Dates shall occur on the first
Business Day following the last day of such Dividend Period and, if greater than
30 days,  then on a monthly basis on the first Business Day of each month within such  Dividend  Period and on the  Business Day  following  the last day of such
Dividend  Period.  Dividends will be paid through the  Securities  Depository on each Dividend Payment Date.

     Except during a Default  Period,  as described  below,  the Applicable Rate resulting  from an Auction will not be greater than the Maximum  Rate,  which is equal to the Applicable  Percentage of the Reference Rate, subject to upward but not  downward  adjustment  in the  discretion  of the Board of  Directors  after
consultation  with  the  Broker-Dealers.   The  Applicable  Percentage  will  be
determined based on the lower of the credit ratings assigned on that date to the
MMP Shares by Moody's and Fitch, as follows:

                      Moody's                                             Fitch                             Applicable
                   Credit Rating                                      Credit Rating                         Percentage
-----------------------------------------------      -----------------------------------------------  ----------------------
                   Aa3 or above                                       AA - or above                            200%
                     A3 to A1                                           A - to A+                              250%
                   Baa3 to Baa1                                       BBB - to BBB+                            275%
                    Below Baa3                                         Below BBB -                             300%

     The  Reference  Rate is the  greater  of (1) the  applicable  AA  Composite
Commercial  Paper  Rate (for a  Dividend  Period of fewer  than 184 days) or the applicable  Treasury Index Rate (for a Dividend  Period of 184 days or more), or
(2) the  applicable  LIBOR.  For  Standard  Dividend  Periods or less only,  the
Applicable  Rate  resulting  from an Auction  will not be less than the  Minimum
Rate,  which is 70% of the  applicable  AA Composite  Commercial  Paper Rate. No
Minimum Rate is specified for Auctions with respect to Dividend  Periods of more than the Standard Dividend Period.

     The Maximum Rate for the MMP Shares will apply  automatically  following an
Auction for such  shares in which  Sufficient  Clearing  Bids have not been made
(other  than  because all shares of MMP Shares were  subject to  Submitted  Hold
Orders).  If an  Auction  for any  Dividend  Period is not held for any  reason, including  because  there  is  no  Auction  Agent  or  Broker-Dealer,  then  the
Applicable  Rate on the MMP Shares  for any such  Dividend  Period  shall be the
Maximum Rate (except for circumstances in which the Dividend Rate is the Default
Rate, as described below).

     The All Hold Rate will apply  automatically  following  an Auction in which all of the  outstanding  shares are  subject to (or are deemed to be subject to)
Submitted  Hold Orders.  The All Hold Rate is 80% of the applicable AA Composite
Commercial Paper Rate.

     Prior to each Auction,  Broker-Dealers  will notify  Holders of the term of
the  next  succeeding   Dividend  Period  as  soon  as  practicable   after  the
Broker-Dealers  have been so advised by the Company.  After each Auction, on the
Auction Date,  Broker-Dealers

                                       42

will notify  Holders of the  Applicable  Rate for the next  succeeding  Dividend
Period and of the Auction Date of the next succeeding Auction.

     Designation of Dividend Period.  The Company will designate the duration of
Dividend Periods of MMP Shares;  provided,  however, that no such designation is necessary for a Standard  Dividend  Period and that any designation of a Special
Dividend  Period shall be effective  only if (1) notice  thereof shall have been given as provided  herein,  (2) any  failure to pay in the timely  manner to the
Auction  Agent the full amount of any dividend on, or the  redemption  price of,
MMP Shares  shall  have been  cured as set forth  under  "Default  Period,"  (3)
Sufficient  Clearing  Bids shall have  existed in an Auction held on the Auction
Date  immediately  preceding  the first day of such  proposed  Special  Dividend
Period,  (4) the  Redemption  Price with  respect to such shares shall have been deposited  with the Paying  Agent,  if the Company shall have mailed a notice of redemption with respect to any shares,  as described under  "Redemption"  below, and (5) in the case of the designation of a Special Dividend Period, the Company has confirmed  that, as of the Auction Date next preceding the first day of such
Special  Dividend  Period,  it has Eligible Assets with an aggregate  Discounted
Value at least  equal to the MMP Shares  Basic  Maintenance  Amount (as  defined above) and has consulted with the  Broker-Dealers  and has provided notice and a
MMP Shares Basic  Maintenance  Report to each Rating Agency which is then rating the MMP Shares and so requires.

     Designation  of a Special  Dividend  Period.  If the  Company  proposes  to designate  any Special  Dividend  Period,  not fewer than seven (or two Business
Days in the event the  duration of the  Dividend  Period  prior to such  Special
Dividend  Period is fewer than eight days) nor more than 30 Business  Days prior to the first day of such Special  Dividend  Period,  notice shall be (1) made by press release and (2)  communicated  by the Company by telephonic or other means to the Auction Agent and  confirmed in writing  promptly  thereafter.  Each such notice  shall  state (A) that the Company  proposes  to  exercise  its option to designate a succeeding  Special Dividend  Period,  specifying the first and last days thereof and (B) that the Company  will, by 3:00 p.m. New York City time, on the second  Business Day next  preceding the first day of such Special  Dividend
Period,  notify the Auction Agent, who will promptly notify the  Broker-Dealers, of either (x) its determination,  subject to certain conditions, to proceed with such Special  Dividend Period,  subject to the terms of any Specific  Redemption
Provisions,  or (y) its  determination not to proceed with such Special Dividend
Period in which latter event the succeeding  Dividend Period shall be a Standard
Dividend Period.

     No later than 3:00 p.m.,  New York City time,  on the second  Business  Day next  preceding  the first day of any  proposed  Special  Dividend  Period,  the
Company shall  deliver to the Auction  Agent,  who will promptly  deliver to the
Broker-Dealers and Existing Holders, either:

          (1) a notice  stating (A) that the Company has determined to designate
     the  next  succeeding   Dividend  Period  as  a  Special  Dividend  Period,
     specifying  the  first  and  last  days  thereof  and (B) the  terms of any
     Specific Redemption Provisions; or

          (2) a notice  stating that the Company has  determined not to exercise its option to designate a Special Dividend Period.

     If the Company  fails to deliver  either  such  notice with  respect to any designation of any proposed  Special  Dividend Period to the Auction Agent or is
unable to make the  confirmation  described  above by 3:00  p.m.,  New York City time, on the second  Business Day next  preceding the first day of such proposed
Special Dividend Period,  the Company shall be deemed to have delivered a notice to the  Auction  Agent with  respect to such  Dividend  Period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.

     Default Period. Subject to cure provisions, a "Default Period" with respect to the MMP  Shares  will  commence  on any date  the  Company  fails to  deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New
York City time,  (A) the full  amount of any  declared  dividend  payable on the
Dividend  Payment  Date (a  "Dividend  Default")  or (B) the full  amount of any redemption  price  (the  "Redemption  Price")  payable  on the  date  fixed  for redemption (the "Redemption Date") (a "Redemption Default",  and together with a
Dividend Default, hereinafter referred to as "Default").

     Subject to cure  provisions,  a Default  Period with  respect to a Dividend
Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid  dividends and any unpaid  Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying
Agent. In the case of a Dividend Default,  the Applicable Rate for each Dividend
Period commencing during a Default Period will be equal to the Default Rate, and each  subsequent  Dividend  Period  commencing  after the beginning of a Default
Period  shall  be a  Standard  Dividend  Period;  provided,  however,  that  the commencement of a Default Period will not by itself cause the  commencement of a new Dividend Period.

                                       43

     No Auction shall be held during a Default  Period.  No Default  Period with respect to a Dividend Default or Redemption  Default shall be deemed to commence if the amount of any  dividend or any  Redemption  Price due (if such default is not solely due to the willful  failure of the Company) is deposited  irrevocably in trust,  in same-day  funds with the Paying Agent by 12:00 noon, New York City time within three  Business Days after the applicable  Dividend  Payment Date or
Redemption  Date,  together  with an amount equal to the Default Rate applied to the amount of such  non-payment  based on the actual  number of days  comprising such period  divided by 360.  The Default  Rate shall be equal to the  Reference
Rate multiplied by three.

Restrictions on Dividend, Redemption and Other Payments

     Under the 1940 Act,  the  Company may not (1)  declare  any  dividend  with respect  to  preferred  stock,  including  MMP  Shares,  if, at the time of such declaration  (and after giving effect  thereto),  asset coverage with respect to the  Tortoise  Notes (or any other  Borrowings)  of the Company  that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such  other  percentage  as may in the future be  specified  in or under  the  1940  Act  as the  minimum  asset  coverage  for  senior  securities representing  indebtedness of a closed-end  investment company as a condition of
declaring   dividends  on  its  preferred   stock)  or  (2)  declare  any  other
distribution  on preferred  stock,  including MMP Shares,  or purchase or redeem preferred  stock if at the time of the  declaration  (and  after  giving  effect thereto),  asset  coverage with respect to the Tortoise Notes (or any other such
Borrowings) that are senior securities  representing  indebtedness would be less than 300% (or such  other  percentage  as may in the future be  specified  in or under  the  1940  Act  as the  minimum  asset  coverage  for  senior  securities representing  indebtedness of a closed-end  investment company as a condition of declaring  distributions,  purchases  or  redemptions  of its  shares of capital stock).

     "Senior  securities  representing  indebtedness"  generally means any bond, debenture,  note or similar  obligation  or instrument  constituting  a security
(other  than stock) and  evidencing  indebtedness  and  includes  the  Company's obligations  under its outstanding  Tortoise Notes.  For purposes of determining asset coverage for senior  securities  representing  indebtedness  in connection with  the  payment  of  dividends  or other  distributions  on or  purchases  or redemptions of stock, the term "senior security" does not include any promissory note or other  evidence of  indebtedness  issued in  consideration  of any loan, extension  or renewal  thereof,  made by a bank or other  person  and  privately arranged,  and  not  intended  to be  publicly  distributed.  The  term  "senior security"  also does not include any such  promissory  note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not  exceeding  5% of the value of the total  assets of the Company at the  time  the loan is made;  a loan is  presumed  under  the 1940 Act to be for temporary  purposes  if it is  repaid  within  60 days  and is not  extended  or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage  requirements  described above apply in connection  with dividends or  distributions  on, or purchases or redemptions of, MMP Shares,  such asset coverages may be calculated on the basis of values  calculated  as of a time  within 48 hours (not  including  Sundays or holidays) next preceding the time of the applicable determination.

     In  addition,  a  declaration  of a dividend  or other  distribution  on or purchase or redemption  of MMP Shares may be prohibited  (1) at any time that an event of default under Tortoise Notes (or any other Borrowings) has occurred and is  continuing;  (2) if, after giving  effect to such  declaration,  the Company would not have eligible portfolio  holdings with an aggregated  discounted value at least equal to any asset coverage requirements associated with Tortoise Notes
(or any other  Borrowings);  or (3) the Company has not redeemed the full amount of  Tortoise  Notes (or any other  Borrowings),  required  to be redeemed by any provision for mandatory redemption.

     Upon  failure to pay  dividends  for two years or more,  the holders of MMP
Shares will acquire  certain  additional  voting rights.  See "-- Voting Rights"
below.  Such rights shall be the  exclusive  remedy of the Holders of MMP Shares upon any failure to pay dividends on MMP Shares.

     For so long as any MMP Shares are  outstanding,  except as  contemplated by the Articles  Supplementary,  the Company will not declare, pay or set apart for
payment  any  dividend  or  other   distribution   (other  than  a  dividend  or
distribution paid in shares of, or options,  warrants or rights to subscribe for or purchase,  common stock or other shares of stock,  if any,  ranking junior to
MMP Shares as to dividends or upon  liquidation) with respect to common stock or any other shares of the Company ranking junior to or on a parity with MMP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise  acquire for  consideration  any common stock or any other such junior shares (except by conversion  into or exchange for shares of the Company ranking junior to MMP Shares as to dividends  and upon  liquidation)  or any such parity shares (except by conversion  into or exchange for shares of the Company ranking junior to or on a parity with MMP Shares as to dividends and upon  liquidation), unless (1) there is no event of default  under the Tortoise  Notes (or any other
Borrowings)  that is continuing;  (2) immediately  after such  transaction,  the
Company would have Eligible Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic Maintenance  Amount and the Company would maintain the 1940 Act MMP Shares Asset  Coverage (see "Rating  Agency  Guidelines");  (3)
immediately  after the  transaction,  the Company would have eligible  portfolio holdings  with an  aggregated  discounted  value  at least  equal  to the  asset

                                       44

coverage  requirements,   if  any,  under  the  Tortoise  Notes  (or  any  other
Borrowings),  (4) full cumulative dividends on MMP Shares due on or prior to the date of the  transaction  have been  declared and paid;  and (5) the Company has redeemed the full number of MMP Shares  required to be redeemed by any provision for  mandatory  redemption  contained  in the  Articles  Supplementary  (see "--
Redemption").

Redemption

     Optional  Redemption.  To the  extent  permitted  under  the  1940  Act and
Maryland  law, the Company at its option may redeem MMP Shares having a Dividend
Period of one year or less, in whole or in part, out of funds legally  available therefor, on the Dividend Payment Date upon not less than 15 calendar days', and not more than 40 calendar days', prior notice.  This optional  redemption is not available  during the initial  Dividend  Period and the Company shall not effect any optional  redemption  unless after giving effect thereto (1) the Company has available  certain  Deposit  Securities  with maturity or tender dates not later than the day preceding  the  applicable  redemption  date and having a value not less than the amount  (including any  applicable  premium) due to Holders of MMP
Shares by  reason of the  redemption  of MMP  Shares on such date  fixed for the redemption,  and (2) the Company  would have  Eligible  Assets with an aggregate
Discounted Value at least equal to the MMP Shares Basic Maintenance  Amount. The optional  redemption price per share shall be $25,000 per share,  plus an amount equal to  accumulated  but unpaid  dividends  thereon  (whether or not earned or declared) to the date fixed for redemption.  MMP Shares having a Dividend Period of more than one year are  redeemable at the option of the Company,  in whole or in  part,  out of  funds  legally  available  therefor,  prior to the end of the relevant  Dividend  Period,  upon not less than 15 calendar days',  and not more than 40  calendar  days',  prior  notice,  subject  to any  Specific  Redemption
Provisions,  which may include the  payment of  redemption  premiums in the sole discretion of the Board of Directors.

     The Company also reserves the right to  repurchase  MMP Shares in market or other  transactions from time to time in accordance with applicable law and at a price  that  may be more or less  than  the  liquidation  preference  of the MMP
Shares, but is under no obligation to do so.

     Mandatory Redemption. If the Company fails to maintain Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance
Amount as of any Valuation  Date or the 1940 Act MMP Shares Asset Coverage as of
the last  Business  Day of any month,  and such  failure is not cured within ten
Business Days following such Valuation Date in the case of a failure to maintain the MMP  Shares  Basic  Maintenance  Amount or by the last  Business  Day of the following  month in the case of a failure  to  maintain  the 1940 Act MMP Shares
Asset  Coverage  (each an "Asset  Coverage  Cure Date"),  the MMP Shares will be subject to mandatory  redemption out of funds legally  available  therefor.  See
"Rating  Agency  Guidelines."  The number of MMP Shares to be  redeemed  in such circumstances  will be equal to the  lesser  of (1) the  minimum  number  of MMP
Shares the redemption of which, if deemed to have occurred  immediately prior to the opening of business on the relevant Asset  Coverage Cure Date,  would result in the Company having sufficient Eligible Assets to restore the MMP Shares Basic
Maintenance  Amount or  sufficient  to  satisfy  the 1940 Act MMP  Shares  Asset
Coverage,  as the case may be, in either case as of the relevant  Asset Coverage
Cure Date  (provided  that,  if there is no such  minimum  number of shares  the redemption of which would have such result, all MMP Shares then outstanding will be redeemed),  and (2) the maximum number of MMP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory  Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Company shall allocate the number of shares  required to be redeemed to satisfy the MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset
Coverage,  as the case may be,  pro rata  among  the  Holders  of MMP  Shares in proportion  to the number of shares they hold, by lot or by such other method as the Company shall deem fair and equitable,  subject to any mandatory  redemption provisions.

     The Company is required  to effect  such a mandatory  redemption  not later than 40 days  after the Asset  Coverage  Cure  Date (the  "Mandatory  Redemption
Date"), except that if the Company does not have funds legally available for the redemption  of, or is not  otherwise  legally  permitted  to redeem,  all of the required number of MMP Shares that are subject to mandatory  redemption,  or the
Company  otherwise  is  unable  to effect  such  redemption  on or prior to such
Mandatory  Redemption  Date,  the Company  will  redeem  those MMP Shares on the earliest  practicable  date on which the Company will have such funds available, upon notice to record owners of shares of MMP Shares and the Paying  Agent.  The
Company's  ability  to  make  a  mandatory  redemption  may  be  limited  by the provisions of the 1940 Act or Maryland law.

     The  redemption  price per share in the event of any  mandatory  redemption will be  $25,000  per  share,  plus an amount  equal to  accumulated  but unpaid dividends  (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend  Period of more than one year only) a redemption premium,  if any,  determined  by the Board of Directors in its sole  discretion after

                                       45

consultation with the  Broker-Dealers  and set forth in any applicable  Specific
Redemption Provisions (the "Mandatory Redemption Price").

Redemption Procedure.

     Pursuant to Rule 23c-2 under the 1940 Act,  the Company  will file a notice of its  intention  to redeem  with the SEC so as to provide at least the minimum notice required by such Rule or any successor  provision  (notice currently must be filed with the SEC generally at least 30 days prior to the redemption  date).
The Company shall deliver a notice of redemption to the Auction Agent containing the  information  described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory  Redemption Date in the case of a mandatory  redemption.
The  Auction  Agent will use its  reasonable  efforts to provide  notice to each
Holder of MMP Shares called for  redemption  by electronic  means not later than the close of business on the Business Day immediately following the day on which the Auction Agent  determines  the shares to be redeemed  (or,  during a Default
Period with respect to such shares,  not later than the close of business on the
Business Day  immediately  following the day on which the Auction Agent receives notice of redemption from the Company).  Such notice will be confirmed  promptly in  writing  not later  than the close of  business  on the third  Business  Day preceding the  redemption  date by providing the notice to each Holder of shares of MMP Shares called for  redemption,  the Paying Agent (if  different  from the
Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of
Redemption will be addressed to the registered owners of the MMP Shares at their addresses  appearing on the share  records of the Company.  Such notice will set forth (1) the  redemption  date, (2) the number and identity of MMP Shares to be redeemed,  (3) the  redemption  price  (specifying  the  amount  of  accumulated dividends to be included  therein and the amount of the redemption  premium,  if any),  (4) that  dividends on the shares to be redeemed will cease to accumulate on such redemption  date, and (5) the provision under which  redemption shall be made.  No defect in the Notice of Redemption  or in the  transmittal  or mailing thereof  will  affect the  validity  of the  redemption  proceedings,  except as required by applicable law.

     If fewer than all of the shares of MMP Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Company on a pro rata basis in  proportion  to the number of shares held by such Holder,  by lot or by such other  method as is  determined  by the  Company to be fair and  equitable, subject to the terms of any Specific  Redemption  Provisions.  MMP Shares may be
subject  to  mandatory  redemption  notwithstanding  the  terms of any  Specific
Redemption  Provisions.  The Auction  Agent will give  notice to the  Securities
Depository,  whose  nominee will be the record  Holder of all of the MMP Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will  determine  the number of shares to be  redeemed  from the  account of each
Beneficial  Owner for which it acts as agent.  An Agent  Member  may  select for redemption  shares from the accounts of some Beneficial Owners without selecting for redemption any shares from the accounts of other Beneficial  Owners. In this case, in selecting  the MMP Shares to be redeemed,  the Agent Member will select by lot or by other fair and equitable method.  Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the  shares,  the  particular  shares to be  redeemed  shall be  selected by the
Company by lot, on a pro rata basis or by such other method as the Company shall deem fair and equitable, as contemplated above.

     If Notice of  Redemption  has been  given,  then upon the  deposit of funds sufficient  to effect such  redemption,  dividends  on such shares will cease to accumulate  and such shares will be no longer deemed to be  outstanding  for any purpose  and all rights of the  Holders  of the shares so called for  redemption will  cease and  terminate,  except the right of the  Holders of such  shares to receive the redemption price, but without any interest or additional amount. The
Company shall be entitled to receive from the Paying Agent,  promptly  after the date fixed for redemption, any cash deposited with the Paying Agent in excess of
(1) the aggregate  redemption  price of the MMP Shares called for  redemption on such date and (2) such other  amounts,  if any,  to which  Holders of MMP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed two years after such  redemption  date will be paid, to the extent  permitted by law, by the Paying  Agent to the Company upon its  request.  Subsequent  to such payment,  Holders  of MMP  Shares  called  for  redemption  may look only to the
Company for payment.

     So  long  as any MMP  Shares  are  held of  record  by the  nominee  of the
Securities Depository,  the redemption price for such shares will be paid on the redemption  date to the nominee of the  Securities  Depository.  The  Securities
Depository's  normal  procedures  provide for it to distribute the amount of the redemption  price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding  the  provisions  for redemption  described  above,  no MMP
Shares may be redeemed  unless all dividends in arrears on the  Outstanding  MMP
Shares,  and all shares of the  Company  ranking on a parity with the MMP Shares with respect to the payment of dividends or upon  liquidation,  have been or are being contemporaneously paid or set aside for payment, except in connection with the  liquidation  of the  Company  in which  case all MMP  Shares and all shares ranking in parity with the MMP Shares  must  receive

                                       46

proportionate  amounts and that the foregoing  shall not prevent the purchase or acquisition  of all  the  Outstanding  MMP  Shares  pursuant  to the  successful completion of an otherwise  lawful  purchase or exchange  offer made on the same terms to, and accepted by, Holders of all Outstanding MMP Shares.

     Except  for  the  provisions  described  above,  nothing  contained  in the
Articles  Supplementary  limits any legal  right of the  Company to  purchase or otherwise  acquire  any MMP Shares  outside of an Auction at any price,  whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption,  so long as, at the time of any such purchase, there is no  arrearage  in the  payment of  dividends  on, or the  mandatory  or optional redemption  price with respect to any MMP Shares for which Notice of  Redemption has been  given and the  Company is in  compliance  with the 1940 Act MMP Shares
Asset  Coverage and has Eligible  Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic  Maintenance  Amount after giving  effect to such  purchase  or  acquisition  on the  date  thereof.  Any  shares  which  are purchased,  redeemed or otherwise  acquired by the Company  shall be returned to the status of authorized but unissued shares.  If fewer than all the Outstanding
MMP Shares are redeemed or otherwise acquired by the Company,  the Company shall give notice of such  transaction  to the Auction Agent,  in accordance  with the procedures agreed upon by the Board of Directors.

Liquidation Rights

     In the event of a liquidation,  dissolution or winding up of the affairs of the Company,  whether  voluntary or involuntary,  the Holders of MMP Shares then outstanding  and any other  shares  ranking on a parity with the MMP Shares then outstanding,  in preference to the holders of common stock,  will be entitled to payment out of the assets of the Company, or the proceeds thereof, available for distribution  to stockholders  after  satisfaction of claims of creditors of the
Company,  including  the  holders  of  any  outstanding  Tortoise  Notes,  of  a liquidation  preference  in the  amount  equal to  $25,000  per share of the MMP
Shares, plus an amount equal to accumulated  dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying
Agent.  However,  Holders of MMP Shares  will not be  entitled to any premium to which such Holder might be entitled to receive upon certain  redemptions of such
MMP Shares.  After payment of the full amount of such liquidating  distribution, the Holders of the MMP Shares will not be entitled to any further  participation in any distribution of assets of the Company.

     If, upon any such liquidation,  dissolution or winding up of the affairs of the  Company,  whether  voluntary  or  involuntary,  the  assets of the  Company available for distribution among the holders of all outstanding preferred stock, including the MMP Shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled,  then  available  assets shall be  distributed  among the  holders of all  outstanding  preferred  stock, including the MMP Shares,  ratably in any such  distribution of assets according to the  respective  amounts  which  would be payable  on all such  shares if all amounts thereon were paid in full. Upon the dissolution,  liquidation or winding up of the  affairs of the  Company,  whether  voluntary  or  involuntary,  until payment  in full  is  made  to the  Holders  of MMP  Shares  of the  liquidating distribution to which they are entitled,  (1) no dividend or other  distribution shall be made to the holders of common  stock or any other class of stock of the
Company  ranking junior to MMP Shares upon  dissolution,  liquidation or winding up, and (2) no purchase,  redemption or other  acquisition for any consideration by the  Company  shall be made in respect of common  stock or any other class of stock of the Company ranking junior to MMP Shares upon dissolution,  liquidation or winding up.

     A consolidation,  reorganization  or merger of the Company with or into any company,  or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another company,  shall not be deemed to be a liquidation,  dissolution or winding up of the Company.

     In  determining  whether  a  distribution  (other  than upon  voluntary  or involuntary  liquidation),  by dividend,  redemption or otherwise,  is permitted under  Maryland  law,  amounts  that would be needed,  if the Company were to be dissolved at the time of the distribution, to satisfy the liquidation preference of the MMP Shares will not be added to the Company's total liabilities.

Voting Rights

     Except for matters  which do not  require the vote of holders of  Preferred
Shares  under the 1940 Act and except as  otherwise  indicated in the Charter or
Bylaws,  or as otherwise  required by applicable law, Holders of MMP Shares have one vote per share and vote  together  with  holders of common stock as a single class.  Under applicable rules of the NYSE, the Company is currently required to hold annual meetings of stockholders.

                                       47

     In connection  with the election of the Board of Directors,  the holders of outstanding preferred stock,  including MMP Shares,  represented in person or by proxy at said meeting,  shall be entitled,  as a class,  to the exclusion of the holders of all other  securities  and classes of stock to elect two directors of the  Company.  The holders of  outstanding  common  stock and  preferred  stock, including MMP Shares, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date,  accumulated  dividends  (whether or not earned or declared) on the preferred  stock,  including MMP Shares,  equal to at least two full years' dividends shall be due and unpaid; or (b) at any time holders of any preferred stock,  including MMP Shares, are entitled under the 1940 Act to elect a  majority  of the  directors  of the  Company,  then  the  number  of  members constituting  the Board shall  automatically be increased by the smallest number that,  when added to the two  directors  elected  exclusively  by the holders of preferred stock,  including MMP Shares,  as described above,  would constitute a majority of the Board as so increased by such smallest number;  and at a special meeting of  stockholders  which will be called and held as soon as  practicable, and at all subsequent meetings at which directors are to be elected, the holders of preferred stock,  including MMP Shares,  voting as a separate class,  will be entitled to elect the smallest  number of additional  directors  that,  together with the two  directors  which such  holders  will be in any event  entitled  to elect, constitutes a majority of the total number of directors of the Company as so  increased.  The terms of office of the persons who are directors at the time of that election will continue.  If the Company thereafter shall pay, or declare and set apart for  payment,  in full all  dividends  payable on all  outstanding preferred stock,  including MMP Shares,  for all past Dividend  Periods,  or the
Voting  Period is otherwise  terminated,  the voting  rights stated in the above sentence shall cease, and the terms of office of all of the additional directors elected by the holders of preferred stock,  including MMP Shares (but not of the directors  with  respect to whose  election  the  holders  of common  stock were entitled to vote or the two directors the holders of preferred stock,  including
MMP Shares, have the right to elect in any event), will terminate automatically.
Any MMP Shares  issued after the date hereof shall vote with the MMP Shares as a single class on the matters  described  above, and the issuance of any other MMP
Shares by the Company may reduce the voting power of each MMP Share.

     The  affirmative  vote of the  holders  of a  majority  of the  outstanding preferred stock, including MMP Shares,  determined with reference to a "majority of outstanding  voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to:

     (1) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect  materially  and  adversely  such  preferences,  rights or powers;

     (2) create,  authorize or issue stock of any class ranking  senior to or in parity with the preferred  stock with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares ranking senior to or in parity with the preferred  stock or reclassify  any  authorized  shares of stock of the  Company  into any stock  ranking  senior to or on parity  with the preferred stock (except that the Board of Directors, without the vote or consent of the holders of preferred stock,  may from time to time authorize,  create and classify,  and the  Company  may from  time to time  issue  shares  or series of preferred  stock,  including other series of MMP Shares,  ranking in parity with the MMP Shares with respect to the payment of dividends and the  distribution of assets  upon  dissolution,  liquidation  or  winding  up of the  affairs  of the
Company, and may authorize, reclassify and/or issue any additional shares of MMP
Shares,  including  shares  previously  purchased  or redeemed  by the  Company, subject to  continuing  compliance by the Company with 1940 Act MMP Shares Asset
Coverage and MMP Shares Basic Maintenance Amount requirements);

     (3) institute any proceedings to be adjudicated  bankrupt or insolvent,  or consent to the institution of bankruptcy or insolvency  proceedings  against it, or file a petition seeking or consenting to  reorganization  or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver,  liquidator,  assignee, trustee,  sequestrator
(or  other  similar  official)  of the  Company  or a  substantial  part  of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable  law,  admit in writing its inability to pay its debts generally as they become due or take any corporate  action in furtherance of any such action;

     (4) create,  incur or suffer to exist, or agree to create,  incur or suffer to exist,  or consent to cause or permit in the future (upon the  happening of a contingency or otherwise) the creation,  incurrence or existence of any material
lien,  mortgage,   pledge,  charge,   security  interest,   security  agreement,
conditional sale or trust receipt or other material encumbrance of any kind upon any of the Company's  assets as a whole,  except (A) liens the validity of which are being  contested  in good faith by  appropriate  proceedings,  (B) liens for taxes that are not then due and payable or that can be paid  thereafter  without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MMP
Shares,  or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions,  forward rate transactions,  put or call options, or other similar transactions,  (D) liens, pledges,  charges,  security interests,  security agreements or other encumbrances arising

                                       48

in connection  with any  indebtedness  permitted  under clause (6) below and (E)
liens to secure payment for services  rendered  including,  without  limitation, services rendered by the Company's custodian and the Auction Agent; or

     (5) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed  money or any direct or indirect  guarantee  of such  indebtedness  for borrowed money or any direct or indirect guarantee of such indebtedness,  except the Company may borrow and issue  senior  securities  as may be permitted by the
Company's investment restrictions;  provided,  however, that transfers of assets by the Company subject to an obligation to repurchase  shall not be deemed to be indebtedness  for  purposes of this  provision to the extent that after any such transaction the Company has Eligible Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic Maintenance  Amount as of the immediately preceding Valuation Date.

     The  affirmative  vote  of  the  holders  of a  1940  Act  Majority  of the
Outstanding  Preferred  Shares,  including the MMP Shares,  voting as a separate class,  shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely  affecting such shares or any action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act.

     In addition,  the affirmative vote of the holders of a 1940 Act Majority of the Outstanding  Preferred Shares,  including MMP Shares, voting separately from any other series,  shall be required with respect to any matter that  materially and  adversely  affects the rights,  preferences,  or powers of such series in a manner different from that of other series or classes of the Company's shares of capital  stock.  For  purposes of the  foregoing,  no matter  shall be deemed to adversely affect any right, preference or power unless such matter (1) alters or abolishes  any  preferential  right  of such  series;  (2)  creates,  alters  or abolishes any right in respect of  redemption of such series;  or (3) creates or alters (other than to abolish) any  restriction  on transfer  applicable to such series.

     The  foregoing  voting  provisions  will not apply with  respect to the MMP
Shares if, at or prior to the time when a vote is  required,  such  shares  have been (1) redeemed or (2) called for redemption,  and sufficient funds shall have been deposited in trust to effect such redemption.

     The  Board of  Directors,  without  the vote or  consent  of any  holder of preferred stock,  including MMP Shares, or any other stockholder of the Company, may from time to time modify,  alter or repeal any or all of any definitions set forth in the Rating Agency  Guidelines or add covenants and other obligations of the Company or confirm the  applicability of covenants and other obligations set
forth  in  the  Rating  Agency   Guidelines  in  connection  with  obtaining  or
maintaining  the rating of any Rating  Agency that is then rating the MMP Shares and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of MMP Shares or the holders thereof, provided the
Board of Directors  receives written  confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular  Rating
Agency with respect to definitions or other provisions  relevant only to another
Rating Agency's rating) that any such  modification,  alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

     Also, subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the  Reference  Rate is  multiplied  to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred stock, including MMP
Shares,  or any other  stockholder  of the Company,  and without  receiving  any confirmation from any Rating Agency after consultation with the  Broker-Dealers, provided  that  immediately  following any such increase the Company would be in compliance with the MMP Shares Basic Maintenance Amount.

     Unless otherwise  required by law, holders of MMP Shares shall not have any relative  rights  or  preferences  or other  special  rights  other  than  those specifically set forth in the Articles Supplementary.  The holders of MMP Shares shall have no rights to cumulative  voting.  In the event that the Company fails to pay any  dividends  on the MMP Shares,  the  exclusive  remedy of the holders shall be the right to vote for directors as discussed above.

                                   THE AUCTION

General

     Articles Supplementary.  The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of preferred  stock,  for each  Dividend  Period of shares of such series after the initial  Dividend Period thereof,  shall be equal to the rate per annum that the
Auction  Agent  advises has resulted on the Business Day preceding the first day of such subsequent  Dividend Period (an "Auction Date") from  implementation  of the auction procedures (the "Auction Procedures"), in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell  shares of such  series.  Each

                                       49

periodic  implementation  of the Auction  Procedures is referred to herein as an
Auction. See the Articles Supplementary, attached as Appendix A to the Statement of  Additional  Information  for a more  complete  description  of  the  Auction process.

     Auction  Agency  Agreement.  The Company has entered into an Auction Agency
Agreement  with  the  Auction  Agent  (currently,  The Bank of New  York)  which provides,  among other  things,  that the Auction  Agent will follow the Auction
Procedures  for purposes of determining  the  Applicable  Rate for MMP Shares so long as the  Applicable  Rate for  shares  is to be based on the  results  of an
Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier  than 60 days after the notice.  If the Auction
Agent  should  resign,  the Company  will use its best  efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and  conditions  as the  Auction  Agency  Agreement.  The Company may remove the
Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or
more   Broker-Dealers.   The   Auction   Agent  has  entered   into   agreements
(collectively,  the  "Broker-Dealer  Agreements")  with  several  Broker-Dealers
selected  by  the  Company,   which  provide  for  the  participation  of  those
Broker-Dealers in Auctions for MMP Shares.

     After each  Auction  for MMP  Shares,  the  Auction  Agent will pay to each
Broker-Dealer,  from funds  provided  by the  Company,  a service  charge at the annual  rate of 1/4 of 1% in the case of any  Auction  immediately  preceding  a
Dividend Period of less than one year, or a percentage  agreed to by the Company and the  Broker-Dealers  in the  case of any  Auction  immediately  preceding  a
Dividend  Period of one year or  longer,  of the  purchase  price of MMP  Shares placed by such Broker-Dealer at such Auction.  For the purposes of the preceding sentence,  MMP Shares will be placed by a Broker-Dealer  if such shares were (a)
the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such  Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order  submitted  by such  Broker-Dealer  that is (1) a
Submitted  Bid of an Existing  Holder  that  resulted  in such  Existing  Holder continuing to hold such shares as a result of the Auction or (2) a Submitted Bid of a Potential  Holder that resulted in such Potential  Holder  purchasing  such shares as a result of the Auction or (3) a valid Hold Order.

     The  Company  may  request  the  Auction  Agent  to  terminate  one or more
Broker-Dealer  Agreements at any time upon the giving of proper notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures

    Beneficial Owners. Prior to the Submission Deadline on each Auction Date for
MMP Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares
(a "Beneficial Owner") may submit orders ("Orders") with respect to shares to that Broker-Dealer as follows:

     o    Hold Order -- indicating  its desire to hold shares  without regard to the Applicable Rate for shares for the next Dividend Period thereof.

     o    Bid -- indicating its desire to sell shares if the Applicable Rate for shares  for the next  Dividend  Period  thereof  is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     o    Sell Order -- indicating  its desire to sell shares  without regard to the Applicable Rate for shares for the next Dividend Period thereof.

     Orders  submitted  (or the  failure to do so) by  Beneficial  Owners  under certain  circumstances  will have the effects as described  below.  A Beneficial
Owner of shares that submits a Bid with  respect to shares to its  Broker-Dealer having a rate  higher  than the  Maximum  Rate for  shares on the  Auction  Date therefor  will be treated as having  submitted a Sell Order with respect to such shares to its  Broker-Dealer.  A Beneficial Owner of shares that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted  a Hold  Order  with  respect  to such  shares  to its  Broker-Dealer;
provided, however, that if a Beneficial Owner of shares fails to submit an Order with respect to shares to its Broker-Dealer for an Auction relating to a Special
Dividend Period of more than 28 days,  such  Beneficial  Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer.  A
Sell Order shall constitute an irrevocable  offer to sell the MMP Shares subject thereto.  A  Beneficial  Owner  that  offers to become the  Beneficial  Owner of additional  MMP Shares is, for  purposes of such offer,  a Potential  Beneficial
Owner as discussed below.

                                       50

     Potential  Beneficial  Owners. A customer of a Broker-Dealer  that is not a
Beneficial Owner of MMP Shares but that wishes to purchase shares,  or that is a
Beneficial  Owner of shares that wishes to purchase  additional  shares (in each case, a "Potential  Beneficial Owner"), may submit Bids to its Broker- Dealer in which it offers to purchase  shares at $25,000 per share if the Applicable  Rate for  shares  for the next  Dividend  Period  thereof  is not less  than the rate specified  in such Bid. A Bid placed by a Potential  Beneficial  Owner of shares specifying  a rate higher than the Maximum  Rate for shares on the Auction  Date therefore will not be accepted.

     The Auction Process.  Each  Broker-Dealer in turn will submit the Orders of its  respective  customers who are  Beneficial  Owners and Potential  Beneficial
Owners to the Auction Agent,  designating itself (unless otherwise  permitted by the  Company) as an Existing  Holder in respect of MMP Shares  subject to Orders submitted  or deemed  submitted  to them by  Beneficial  Owners and a  Potential
Holder in respect of MMP Shares subject to Orders submitted to them by Potential
Beneficial  Owners.  However,  neither the Company nor the Auction Agent will be responsible  for a  Broker-Dealer's  failure to comply with the  foregoing.  Any
Order  placed with the Auction  Agent by a  Broker-Dealer  as or on behalf of an
Existing  Holder or a Potential  Holder will be treated in the same manner as an
Order placed with a Broker-Dealer by a Beneficial Owner or Potential  Beneficial
Owner. Similarly,  any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of MMP Shares  held by it or  customers  who are  Beneficial
Owners will be treated in the same  manner as a  Beneficial  Owner's  failure to submit to its  Broker-Dealer  an Order in respect  of MMP  Shares  held by it. A
Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential  Holder,  provided it is not an affiliate of the
Company.

     If  Sufficient  Clearing  Bids for MMP Shares exist (that is, the number of shares  subject to Bids  submitted or deemed  submitted to the Auction  Agent by
Broker-Dealers  as or on behalf of  Potential  Holders  with rates  between  the
Minimum  Rate and the Maximum Rate for shares is at least equal to the number of shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders),  the Applicable Rate for shares for the next  succeeding  Dividend Period thereof will be the lowest rate specified  in the  Submitted  Bids which,  taking into account such rate and all lower  rates  bid by  Broker-Dealers  as or on behalf of  Existing  Holders  and
Potential Holders, would result in Existing Holders and Potential Holders owning the shares  available for purchase in the Auction.  If Sufficient  Clearing Bids for MMP  Shares  do not  exist,  the  Applicable  Rate for  shares  for the next succeeding  Dividend  Period  thereof will be the Maximum Rate for shares on the
Auction  Date  therefor.  In such event,  Beneficial  Owners of shares that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have  submitted  to the Auction  Agent Hold Orders with respect to all Existing Holders of MMP Shares,  the Applicable Rate for shares for the next succeeding Dividend Period thereof will be the All Hold Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder  continuing to hold or selling, or a Potential Holder purchasing, a number of shares of MMP Shares that is fewer than the number of shares  specified in its Order.  To the extent the allocation procedures have that result,  Broker-Dealers that have designated  themselves as
Existing  Holders or  Potential  Holders in respect of  customer  Orders will be required  to make  appropriate  pro  rata  allocations  among  their  respective customers.

     Settlement  of  purchases  and sales will be made on the next  Business Day
(also a Dividend  Payment  Date) after the Auction Date  through the  Securities
Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities  Depository  against  delivery to their respective Agent
Members.  The  Securities  Depository  will make payment to the  sellers'  Agent
Members in accordance with the Securities Depository's normal procedures,  which now  provide  for payment  against  delivery by their Agent  Members in same-day funds.

Broker-Dealers

     The  Broker-Dealer  agreements each provide that a Broker-Dealer may submit
Orders  in  Auctions  for  its own  account  unless  the  Company  notifies  all
Broker-Dealers  that they may not  submit  Orders  for their  own  account.  Any
Broker-Dealer  submitting an Order for its own account in any auction could have an advantage  over other  Potential  Holders in that it would have  knowledge of other Orders  placed  through it in that  Auction.  A  Broker-Dealer  would not, however, have knowledge of Orders submitted by other Broker-Dealers,  if any. As a result of bidding by a  Broker-Dealer  in an Auction,  the Auction Rate may be
higher or lower than the rate that would have  prevailed  had the  Broker-Dealer not bid. A  Broker-Dealer  may also bid in an  Auction in order to prevent  what would otherwise be (a) a failed Auction,  (b) an "all-hold"  Auction, or (c) the implementation of an Interest Rate that the Broker-Dealer  believes, in its sole judgment,  does not  reflect the market for such  securities  at the time of the
Auction.  A  Broker-Dealer  may also  encourage  additional or revised  investor bidding  in  order  to  prevent  an  "all-hold"  Auction.  In the  Broker-Dealer agreements,  each Broker-Dealer agrees to handle customers' orders in accordance with its duties under applicable securities laws and rules.

                                       51

     According to published news reports, the SEC has requested information from a number of  broker-dealers  regarding  certain of their practices in connection with auction rate securities,  such as the practices  described in the preceding paragraph.  Lehman Brothers has advised the Company that it, as a participant in the auction rate securities markets, has received an initial letter from the SEC dated May 5, 2004 and a supplemental  letter dated May 27, 2004  requesting that it voluntarily  conduct an investigation  regarding certain of its practices and procedures in connection  with those  markets.  Lehman  Brothers is  cooperating fully and expects to continue to cooperate  fully with the SEC in providing  the requested  information.  No assurance  can be given as to whether the results of this process will affect the market for the notes or the auctions therefor.

Secondary Market Trading and Transfer of MMP Shares

     The  Broker-Dealers  may maintain a secondary  trading market of MMP Shares outside of Auctions,  but are not obligated to do so, and may  discontinue  such activity at any time. The Company has made no arrangements for the establishment of a secondary  market.  There can be no assurance that such  secondary  trading market of MMP Shares, if any is established, will provide owners with liquidity.
MMP  Shares  are not  listed on any  exchange  or  automated  quotation  system.
Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend  rate on such shares will be fixed for the length of such  Dividend  Period,  the value of the shares may fluctuate in response to changes in interest  rates,  and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor,  depending upon market conditions.

     A Beneficial  Owner or an Existing  Holder may sell,  transfer or otherwise dispose of MMP Shares only in whole shares and only as follows:

          (1) pursuant to a Bid or Sell Order  placed with the Auction  Agent in accordance with the Auction Procedures,

          (2) to a Broker-Dealer, or

          (3) to the Company or any  affiliate;  provided,  however,  that (a) a sale,  transfer  or other  disposition  of MMP Shares  from a customer of a
     Broker-Dealer  who is listed on the  records of that  Broker-Dealer  as the holder of such  shares to that  Broker-Dealer  or another  customer of that
     Broker-Dealer  shall  not  be  deemed  to  be a  sale,  transfer  or  other disposition for purposes of the foregoing if such Broker-Dealer remains the
     Existing  Holder  of  the  shares  so  sold,  transferred  or  disposed  of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions,  the Broker-Dealer (or other person,  if permitted  by the Company) to whom such  transfer is made shall advise the Auction Agent of such transfer.

                  DESCRIPTION OF TORTOISE NOTES AND BORROWINGS

     The Charter  authorizes  the Company,  without prior approval of holders of common and preferred stock,  including MMP Shares,  to borrow money. The Company may issue  additional  notes or other evidence of  indebtedness  (including bank
borrowings  or  commercial   paper)  and  may  secure  any  such  Borrowings  by
mortgaging, pledging or otherwise subjecting as security the Company's assets to the extent permitted by the 1940 Act or Rating Agency Guidelines.  In connection with such  borrowing,  the Company may be required to maintain  minimum  average balances  with the lender or to pay a commitment or other fee to maintain a line of credit.  Any such  requirements  will increase the cost of borrowing over the stated interest rate. Any Borrowings,  including without limitation indebtedness under the Credit Facility and the Tortoise  Notes,  each discussed  below,  will rank senior to the MMP Shares.

     On  April  4,  2006,  the  Company  entered  into a  $20,000,000  unsecured revolving  Credit  Facility  with U.S.  Bank,  pursuant to which it has borrowed approximately $____ million.  The majority of the Company's borrowings under the
Credit Facility have been invested in the securities of publicly traded MLPs and
RITs. The Credit Facility expires on June 1, 2006. The outstanding  indebtedness under the Credit  Facility  ranks senior to the  Company's  common stock and MMP shares and in parity with the Tortoise  Notes.  The Company intends to repay all outstanding  indebtedness  under the Credit Facility and to terminate the Credit
Facility  immediately  following the receipt of the proceeds of this offering of
MMP  Shares.  On April 3, 2006,  the  Company  issued the  Tortoise  Notes in an aggregate  principal  amount of  $40,000,000  pursuant to the  provisions  of an indenture.  The Bank of New York  Trust  Company,  N.A.  serves as  trustee  and transfer agent and the Bank of New York serves as auction agent for the Tortoise
Notes.  The  Tortoise  Notes pay  interest  at rates that vary based on auctions normally  held every 28 days.  The Tortoise  Notes rank senior to the  Company's common stock and MMP Shares.  The Tortoise  Notes may be redeemed prior to their maturity  at the  option  of the  Company,  in whole or in part,  under  certain circumstances  and are  subject  to  mandatory  redemption  upon  failure of the
Company to maintain  asset  coverage  requirements  with respect to the Tortoise
Notes.

                                       52

     Limitations.   Under  the  requirements  of  the  1940  Act,  the  Company, immediately after issuing any Borrowings that are senior securities representing indebtedness,  including Tortoise Notes, must have an asset coverage of at least
300%. With respect to any such Borrowings,  asset coverage means the ratio which the  value  of the  total  assets  of the  Company,  less  all  liabilities  and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings  that are senior  securities  representing  indebtedness, issued  by the  Company.  Certain  types of  Borrowings  also may  result in the
Company  being  subject to  covenants  in credit  agreements  relating  to asset coverages  or  portfolio  composition  or  otherwise.  The Company is subject to certain  restrictions  imposed by guidelines of one or more rating agencies that issued ratings for the Tortoise Notes.  Such  restrictions may be more stringent than those imposed by the 1940 Act.

    Distribution Preference. A declaration of a dividend or other distribution on or purchase or redemption of common stock or MMP Shares is restricted: (i) at any time that an event of default under the Tortoise Notes or any other
Borrowings has occurred and is continuing; or (ii) if after giving effect to such declaration, the Company would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Tortoise Notes or other Borrowings; or (iii) if the Company has not redeemed the full amount of Tortoise Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption. In addition, the terms of any other Borrowings may contain provisions that limit certain activities of the Company, including the payment of dividends to holders of MMP
Shares in certain circumstances.

     Voting  Rights.  The Tortoise  Notes have no voting  rights,  except to the extent required by law or as otherwise provided in the indenture relating to the acceleration  of maturity upon the  occurrence  and  continuance  of an event of default. In connection with any other Borrowings (if any), the 1940 Act does (in certain circumstances) grant to the lenders to the Company certain voting rights in the event of default in the payment of interest on or repayment of principal.

                           DESCRIPTION OF COMMON STOCK

     The Company's  Charter  authorizes  the issuance of  100,000,000  shares of
Common  Stock.  As of February 28,  2006,  the Company had  4,612,640  shares of
Common Stock outstanding.  The Board of Directors may, without any action by the stockholders,  amend the  Company's  Charter  from time to time to  increase  or decrease  the  aggregate  number of  shares of stock or the  number of shares of stock of any class or series that the Company has the  authority  to issue.  All shares of Common Stock have equal rights as to the payment of dividends  and the distribution  of assets  upon  liquidation.  Shares of Common  Stock  are,  when issued,  fully paid and, subject to matters discussed in "Certain  Provisions in the Company's  Charter and Bylaws,"  non-assessable,  and have no pre-emptive or conversion  rights or rights to  cumulative  voting.  At any time when  Tortoise
Notes are outstanding,  common  stockholders will not be entitled to receive any cash  distributions  from the Company  unless all  accrued  interest on Tortoise
Notes has been paid, and unless asset coverage (as defined in the 1940 Act) with respect to  Tortoise  Notes  would be at least 300% after  giving  effect to the distributions.  At any time when MMP Shares are outstanding, common stockholders will not be entitled to receive any cash  distributions  from the Company unless all accrued  dividends on MMP Shares have been paid,  and unless asset  coverage
(as defined in the 1940 Act) with  respect to MMP Shares  would be at least 200%
after giving effect to the distributions.

     The Common Stock is listed on the NYSE. The Company  intends to hold annual meetings  of  stockholders  so long as the Common  Stock is listed on a national securities  exchange  and such  meetings  are  required as a  condition  to such listing.

             CERTAIN PROVISIONS IN THE COMPANY'S CHARTER AND BYLAWS

     The following  description of certain  provisions of the Charter and Bylaws is only a summary. For a complete  description,  please refer to the Charter and
Bylaws,  which  have  been  filed  as  exhibits  to the  Company's  registration statement.

     The Company's Charter and Bylaws include provisions that could delay, defer or prevent  other  entities or persons  from  acquiring  control of the Company, causing  it to  engage in  certain  transactions  or  modifying  its  structure.
Further,  these provisions can have the effect of depriving  stockholders of the opportunity  to sell their  stock in the  Company at a premium  over  prevailing market prices by discouraging  third parties from seeking to obtain control over the  Company.  These  provisions,  all of which  are  summarized  below,  may be regarded as  "anti-takeover"  provisions.

                                       53

Classification of the Board of Directors; Election of Directors

     The Charter  provides that the number of directors may be established  only by the Board of Directors  pursuant to the Bylaws, but may not be less than one.
The Bylaws  provide that the number of  directors  may not be greater than nine.
Subject to any applicable limitations of the 1940 Act, any vacancy may be filled at any regular meeting or at any special  meeting called for that purpose,  only by a majority of the remaining  directors,  even if those remaining directors do not  constitute  a quorum.  Pursuant to the  Charter,  the Board of Directors is
divided into three  classes:  Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors will expire in 2006, 2007 and 2008, respectively.  Beginning in 2006,  upon the  expiration of their current  terms, directors of each class will be elected to serve for three-year  terms and until their  successors  are duly elected and  qualified.  Each year only one class of directors will be elected by the stockholders.  The  classification of the Board of Directors should help to assure the continuity and stability of the Company's strategies and policies as determined by the Board of Directors.

     The  classified  Board  provision  could  have the  effect  of  making  the replacement of incumbent directors more  time-consuming and difficult.  At least two annual meetings of stockholders,  instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified
Board  provision  could  increase the likelihood  that incumbent  directors will retain their  positions.  The staggered  terms of directors may delay,  defer or prevent a change in control of the Board,  even though a change in control might be in the best interests of the stockholders.

Removal of Directors

     The Charter provides that,  subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Amendment to the Charter and Bylaws

     The  Charter  provides  that  amendments  to the  Charter  must be declared advisable by the Board of Directors  and generally  approved by the  affirmative vote of stockholders  entitled to cast at least a majority of the votes entitled to be cast on the matter.  Certain  provisions  of the  Charter,  including  its provisions on classification of the Board of Directors,  election and removal of directors and conversion of the Company to an open-end investment  company,  may be amended only by the affirmative vote of the stockholders  entitled to cast at least 80 percent of the votes  entitled  to be cast on the matter.  However,  if such a proposal is approved by at least  two-thirds of the continuing  directors
(in addition to approval by the full Board of  Directors),  such proposal may be approved by a majority  of the votes  entitled  to be cast on such  matter.  The
Board of  Directors  has the  exclusive  power to  adopt,  alter or  repeal  any provision of the Bylaws and to make new Bylaws.

Dissolution of the Company

     The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the  stockholders  entitled to cast at least 80 percent of the votes entitled to be cast on such matter.  However, if such a proposal is approved by at least  two-thirds  of the  continuing  directors  (in addition to approval by the full Board),  such proposal may be approved by a majority of the votes entitled to be cast on such matter.

Advance Notice of Director Nominations and New Business

     The Bylaws provide that with respect to an annual meeting of  stockholders, nominations  of persons for election to the Board of Directors  and the proposal of business to be  considered by  stockholders  may be made only (1) pursuant to notice of the meeting,  (2) by or at the  direction of the Board of Directors or
(3) by a stockholder who is entitled to vote at the meeting and who has complied with the  advance  notice  procedures  of the  Bylaws.  With  respect to special meetings of stockholders, only the business specified in the Company's notice of the  meeting  may be brought  before the  meeting.  Nominations  of persons  for election  to the Board of  Directors  at a special  meeting may be made only (1)
pursuant to notice of the meeting by the Company,  (2) by or at the direction of the  Board of  Directors,  or (3)  provided  that the  Board  of  Directors  has determined  that directors will be elected at the meeting,  by a stockholder who is entitled to vote at the meeting and who has complied with the advance  notice provisions of the Bylaws.

                                       54

Amendment to the Charter and Bylaws

     The  Charter  provides  that  amendments  to the  Charter  must be declared advisable by the Board of Directors  and generally  approved by the  affirmative vote of stockholders  entitled to cast at least a majority of the votes entitled to be cast on the matter.  Certain  provisions  of the  Charter,  including  its provisions on classification of the Board of Directors,  election and removal of directors and conversion of the Company to an open-end investment  company,  may be amended only by the affirmative vote of the stockholders  entitled to cast at least 80 percent of the votes  entitled  to be cast on the matter.  However,  if such a proposal is approved by at least  two-thirds of the continuing  directors
(in addition to approval by the full Board of  Directors),  such proposal may be approved by a majority  of the votes  entitled  to be cast on such  matter.  The
Board of  Directors  has the  exclusive  power to  adopt,  alter or  repeal  any provision of the Bylaws and to make new Bylaws.

Dissolution of the Company

     The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the  stockholders  entitled to cast at least 80 percent of the votes entitled to be cast on such matter.  However, if such a proposal is approved by at least  two-thirds  of the  continuing  directors  (in addition to approval by the full Board),  such proposal may be approved by a majority of the votes entitled to be cast on such matter.

Advance Notice of Director Nominations and New Business

     The Bylaws provide that with respect to an annual meeting of  stockholders, nominations  of persons for election to the Board of Directors  and the proposal of business to be  considered by  stockholders  may be made only (1) pursuant to notice of the meeting,  (2) by or at the  direction of the Board of Directors or
(3) by a stockholder who is entitled to vote at the meeting and who has complied with the  advance  notice  procedures  of the  Bylaws.  With  respect to special meetings of stockholders, only the business specified in the Company's notice of the  meeting  may be brought  before the  meeting.  Nominations  of persons  for election  to the Board of  Directors  at a special  meeting may be made only (1)
pursuant to notice of the meeting by the Company,  (2) by or at the direction of the  Board of  Directors,  or (3)  provided  that the  Board  of  Directors  has determined  that directors will be elected at the meeting,  by a stockholder who is entitled to vote at the meeting and who has complied with the advance  notice provisions of the Bylaws.

                          CLOSED-END COMPANY STRUCTURE

     The Company is a closed-end investment company and as such its stockholders will not have the right to cause the Company to redeem  their  shares.  Instead, the  common  stock  will  trade in the open  market  at a price  that  will be a function  of  several  factors,  including  dividend  levels  (which are in turn affected by expenses),  net asset value,  call protection,  dividend  stability, portfolio  credit quality,  relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

     Shares of closed-end  companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end  management  investment companies is a risk  separate and distinct  from the risk that the Company's net asset value may decrease as a result of investment activities. To the extent the common shares do trade at a discount,  the Company's Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share  resulting from such  purchases  against the decrease in the assets of the
Company,  the  potential  increase  in the  ratio of  expenses  to assets of the
Company  and the  decrease in asset  coverage  with  respect to any  outstanding preferred stock,  including MMP Shares.  The Board of Directors believes that in addition to the beneficial  effects described above, any such purchase or tender offers may result in the  temporary  narrowing of any discount but will not have any  long-term  effect on the level of any  discount.  There is no  guarantee or assurance that the Company's  Board of Directors will decide to engage in any of these  actions.  Nor is there any guarantee or assurance  that such actions,  if undertaken,  would result in the shares trading at a price equal or close to net asset value per share.  Any share  repurchase  or tender  offers will be made in accordance with requirements of the Securities  Exchange Act of 1934, as amended
(the "Exchange Act"), the 1940 Act and the principal stock exchange on which the common shares are traded.

                                   TAX MATTERS

     The following is a general  summary of certain United States federal income tax and  Canadian tax  considerations  affecting  the Company and its  preferred stockholders.  This  discussion  does not purport to be complete or to deal with all aspects of U.S.  federal or Canadian income taxation that may be relevant to stockholders in light of their  particular  circumstances  or who are subject to special rules,  such as banks,  thrift  institutions and certain other financial institutions, real estate investment trusts, regulated investment

                                       55

companies, insurance companies, brokers and dealers in securities or currencies,
certain  securities  traders,   tax-exempt   investors,   individual  retirement
accounts, certain tax-deferred accounts,  stockholders who hold their MMP Shares as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, traders that elect to mark-to-market their securities,  stockholders who are  subject  to the  alternative  minimum  tax,  persons  whose  functional currency is other than the U.S. dollar, and foreign investors.  Unless otherwise noted,  this discussion  assumes that stockholders are U.S. persons and hold MMP
Shares as capital assets.  No attempt is made to present a detailed  explanation of all federal, state, local and foreign tax concerns affecting the Company, and the  discussion  set forth here does not  constitute  tax advice.  Investors are urged to consult their own tax advisors with any specific  questions relating to
U.S.  federal,  state,  local  and  foreign  taxes.  As to U.S.  federal  income taxation,  this discussion  reflects applicable tax laws of the United States as of the date of this Prospectus,  which tax laws may be changed or subject to new interpretations  by the  courts or the  Internal  Revenue  Service  (the  "IRS")
retroactively or prospectively.

U.S. Federal Income Tax Treatment of the Company

     The Company  intends to elect to be treated as, and to qualify each year as a RIC under  Subchapter  M of the Code.  As long as the  Company  meets  certain requirements  that govern the  Company's  source of income,  diversification  of assets and distribution of earnings to stockholders,  the Company generally will not be subject to U.S. federal income tax on its income  distributed in a timely manner to its  stockholders.  With respect to the source of income  requirement, the Company  must derive in each  taxable  year at least 90% of its gross income
(including  tax-exempt  interest)  from (1) dividends,  interest,  payments with respect  to  certain  securities  loans,  and  gains  from  the  sale  or  other disposition  of  stock,  securities  or  foreign  currencies,  or  other  income
(including but not limited to gains from options,  futures or forward contracts)
derived with respect to its business of investing in such stock,  securities  or currencies and (2) net income  derived from an interest in a qualified  publicly traded partnership. A qualified publicly traded partnership is generally defined as a  publicly  traded  partnership  under  Code ss.  7704.  However,  for these purposes,  a qualified  publicly traded  partnership does not include a publicly traded  partnership if 90% or more of its income is described in (1) above.  The
Company  believes that its  investment  strategies  with respect to its currency hedges will generate  qualifying  income under current U.S.  federal  income tax law. The Code,  however,  expressly  provides the U.S. Treasury  Department with authority to issue  regulations  that would exclude foreign  currency gains from qualifying  income if such gains are not directly related to a RIC's business of investing  in  stocks or  securities.  While to date the U.S.  Treasury  has not exercised this regulatory authority,  there can be no assurance that it will not issue  regulations  in the future that would treat some or all of the  Company's foreign  currency  gains as  non-qualifying  income,  thereby  jeopardizing  the
Company's  status  as a  RIC  for  all  years  to  which  such  regulations  are applicable.

     With respect to the diversification of assets requirement, the Company must diversify  its holdings so that, at the end of each quarter of each taxable year
(1) at least 50% of the value of the Company's  total assets is  represented  by cash and cash items, U.S.  Government  securities,  the securities of other RICs and other  securities,  with such other securities  limited for purposes of such calculation,  in respect of any one issuer,  to an amount not greater than 5% of the value of the Company's total assets and not more than 10% of the outstanding voting securities of such issuer,  and (2) not more than 25% of the value of the
Company's  total assets is invested in the  securities  of any one issuer (other than U.S. Government  securities or the securities of other regulated investment companies),  the securities (other than the securities of other RICs) of any two or more issuers that the Company  controls and that are determined to be engaged in the same  business  or  similar  or  related  trades  or  businesses,  or the securities of one or more qualified  publicly traded  partnerships.  A RIC which holds an interest in a qualified  publicly  traded  partnership  generally  must apply the passive loss rules  separately  with respect to items  attributable to each such  partnership.  Therefore,  income or loss from the qualified  publicly traded  partnership  is  treated  as  separate  from  income or loss from  other activities.

     As a RIC, the Company  generally is not subject to U.S.  federal income tax on net income and gains that it distributes  each taxable year to  stockholders, if its distributions of investment  company taxable income and tax-exempt income equal or exceed the sum of (1) 90% of the Company's  investment  company taxable income for the taxable  year (which  includes,  among  other  items,  dividends, interest and the excess of any net  short-term  capital gain over net  long-term capital loss and other taxable income,  other than any net capital gain, reduced by deductible  expenses)  determined without regard to the deduction for certain dividends paid and (2) 90% of the Company's net tax-exempt  interest (the excess of its gross  tax-exempt  interest  over  certain  disallowed  deductions).  The
Company  intends  to  distribute  at least  annually  substantially  all of such income.  To the extent the Company does not distribute (or deemed to

                                       56

distribute)  all of its  taxable  income,  the  Company  will  be  subject  to a corporate U.S. federal income tax on such income,  after deducting the amount of any deductible dividend distributions.

     Amounts not  distributed  on a timely basis in  accordance  with a calendar year  distribution  requirement are subject to a nondeductible  4% excise tax at the Company  level.  To avoid the tax, the Company must  distribute  during each calendar  year an  amount at least  equal to the sum of (1) 98% of its  ordinary income  (determined by not taking into account any capital gain or loss) for the calendar  year,  (2) 98% of its  capital  gain in  excess  of its  capital  loss
(adjusted for certain ordinary losses) for a one-year period generally ending on
October 31 of the calendar year (unless an election is made to use the Company's taxable year provided the Company's  taxable year ends in November or December), and (iii) certain  amounts from  previous  years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the
Code. While the Company intends to distribute any income and capital gain in the manner  necessary to minimize  imposition of the 4% excise tax,  there can be no assurance that  sufficient  amounts of the Company's  taxable income and capital gain will be  distributed  to avoid  entirely the imposition of the tax. In that event,  the  Company  will be liable  for the tax only on the amount by which it does not meet the foregoing distribution requirement.

     A  distribution  will be treated as paid during the calendar  year if it is paid during the calendar year or declared by the Company in October, November or
December of the year,  payable to stockholders of record on a date during such a month and paid by the Company  during  January of the following  year.  Any such distributions  paid during  January of the  following  year will be deemed to be received on December 31 of the year the distributions are declared,  rather than when the distributions are received.

     If the Company were unable to satisfy the 90%  distribution  requirement or otherwise  were to fail to qualify as a RIC in any year,  it would be subject to tax in the same  manner as an  ordinary  corporation  and  distributions  to the
Company's  stockholders  would not be deductible by the Company in computing its taxable income. Such dividend  distributions would generally be eligible (1) for treatment as qualified  dividend  income in the case of individual  stockholders and  (2)  for  the  dividends  received  deduction  in  the  case  of  corporate stockholders.

The Company's Investments

     Certain of the  Company's  investment  practices may subject the Company to special tax rules,  the effect of which may be to  accelerate  income or gain to the Company without a corresponding receipt of cash, defer the Company's losses, cause  adjustments in the holding periods of the Company's  securities,  convert long-term  capital gains into  short-term  capital gains and convert  short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of Preferred Stock.

     Income  received by the Company with respect to non-U.S.  securities may be subject  to  withholding  and other  taxes  imposed by  foreign  countries.  Tax conventions may reduce or eliminate such taxes.

     Although the Company may receive  interest on certain  obligations  that is exempt  from  U.S.  federal  income  tax  due to  the  makeup  of the  Company's contemplated investment portfolio,  the Company will not be able to pass through to its stockholders exempt-interest dividends.

     The Company  intends to invest a significant  portion of its assets in MLPs and RITs.

     U.S.  Federal Income  Taxation of MLPs. MLPs are similar to corporations in many  respects,  but differ in others,  especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity,  separate from its  stockholders  and  employees  and is treated as a separate  entity for federal income tax purposes as well.  Like individual  taxpayers,  a corporation must pay a federal  income tax on its  income.  To the  extent  the  corporation distributes  its  income  to its  stockholders  in the  form of  dividends,  the stockholders must pay federal income tax on the dividends they receive. For this reason,  it is said  that  corporate  income  is  double-taxed,  or taxed at two levels.

     An MLP that  satisfies the  Qualifying  Income rules is treated for federal income tax purposes as a pass-through  entity.  No federal income tax is paid at the partnership  level. A partnership's  income is considered  earned by all the partners;  it is  allocated  among  all the  partners  in  proportion  to  their
interests  in  the  partnership   (generally  as  provided  in  the  partnership
agreement),  and each  partner  pays tax on his or her share of the  partnership income. All the other items that go into determining taxable income and tax owed are  passed  through  to the  partners  as well --  capital  gains  and  losses, deductions,  credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level -- that of the partner.

                                       57

     The Code generally requires "publicly-traded partnerships" to be treated as corporations for federal income tax purposes.  However,  if the  publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP.  Under these  requirements,  an MLP must  receive 90% of its income from specified sources of Qualifying Income.

     Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity  futures,  and income and gain from certain  mineral or natural  resources  activities.  Mineral or natural  resources  activities  that generate  Qualifying  Income  include  income  and gains  from the  exploration,
development,   mining  or  production,   refining,   transportation   (including
pipelines), or the marketing of any mineral or natural resource. This means that most MLPs today are in energy, timber, or real estate related businesses.

     Because the MLP itself does not pay federal  income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally  make  quarterly  cash  distributions.
Although  they  resemble  corporate  dividends,  MLP  distributions  are treated differently.  The MLP  distribution  is  treated  as a return of  capital to the extent of the  investor's  basis in his MLP  interest  and,  to the  extent  the distribution exceeds the investor's basis in the MLP interest, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted
downward  with  each   distribution   and  allocation  of  deductions  (such  as
depreciation) and losses, and upwards with each allocation of income.

     When the units are sold,  the  difference  between  the sales price and the investor's  adjusted  basis is the gain or loss for federal income tax purposes.
The partner generally will not be taxed on distributions  until (1) he sells his
MLP units and pays tax on his gain,  which gain is increased  resulting from the basis  decrease  resulting  from prior  distributions;  or (2) his basis reaches zero.

     Effective for taxable years  beginning  after October 22, 2004,  net income derived  from an interest  in a qualified  publicly  traded  partnership,  which generally  includes  MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income.  However, not more than 25% of the value of the RIC's total assets can be invested in the  securities of qualified  publicly traded  partnerships.  The  Company  intends  to  invest  only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules.
To the  extent  that  any MLP in which  the  company  invests  is  treated  as a partnership  for  U.S.  federal  income  tax  purposes  that is not a  qualified publicly traded partnership,  the Company would generally be required to include in its income its allocable share of the income of the underlying MLP. Income of the MLPs in which the Company invests  generally would not be qualifying  income for  purposes  of the 90% RIC gross  income  test.  To the extent  that  Company recognizes  significant  amounts of such  income,  it could cause the Company to fail to qualify as a RIC.

     U.S.  Federal  Income  Taxation  of  RIT  Distributions.  With  respect  to investments in RITs,  the  distributions  on RIT securities  that are treated as dividends  for U.S.  federal  income tax  purposes  will be treated as  dividend income  eligible under the 90% gross income test  described  above if the RIT is treated as a  corporation  for U.S.  federal  income tax  purposes.  The Company intends to invest only in RITs treated as corporations  for U.S.  federal income tax purposes. Distributions from an RIT to the Company will constitute dividends to the extent of the RIT's current or  accumulated  earnings and profits,  and a return of capital  thereafter,  as determined under U.S. federal income tax law.
With respect to dividend  distributions  from an RIT, the Company generally will be required to pay a 15% Canadian  withholding tax. See Certain Canadian Federal
Income  Tax  Considerations."  If more  than 50% of the  value of the  Company's assets at the close of the  taxable  year  consists  of stock or  securities  in foreign  corporations  and certain other  requirements  are met, the Company may elect to have its foreign tax deduction or credit for such withholding  taxes be taken by its stockholders  instead of claiming it on its tax return.  If such an
election  is  made,  each   stockholder   would  include  in  gross  income  his
proportional  share of the foreign taxes paid by the Company.  Stockholders  may claim the amount of such  taxes paid as a foreign  tax credit in order to reduce the amount of U.S. federal income tax liability which the stockholders  incur on their foreign source income,  including the income from the Company attributable to the RITs. If the Company makes this  election,  it will furnish  stockholders with a written  notice after the close of its taxable  year.  The use of foreign tax  credits  are  subject  to  numerous  limitations  that are  applied to each individual taxpayer claiming the foreign tax credit. Thus, a particular taxpayer may be unable to fully benefit from the foreign tax credit.

     In certain circumstances,  the Income Tax Act (Canada) ("Canadian Tax Act")
imposes a 15% withholding tax on the portion of the  distributions  constituting returns of capital to non-resident  investors,  effective for distributions paid
or  credited   after  2004  by  certain  types  of  RITs.   The  Company's  cash
distributions  from an RIT  would  be  reduced  by such  withholding.  It is not entirely clear whether this additional Canadian withholding tax would be treated as a foreign income tax for purposes of the U.S.  federal income tax foreign tax credit. If not treated as a foreign income tax, a stockholder may not be able to reduce his or her U.S.  federal  income tax  liability by claiming a foreign tax credit on the amount withheld.

                                       58

     Investments  by  the  Company  in  certain  "passive   foreign   investment
companies"  could  subject the  Company to U.S.  federal  income tax  (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making  distributions to stockholders.
Elections  may be  available  to the  Company  to  mitigate  the  effect of this provision but the  elections  generally  accelerate  the  recognition  of income without  the  receipt  of cash.  In  addition,  the Code  provides  that  income recognized  under the PFIC provisions of the Code will be qualifying  income for purposes of the RIC 90% gross income test only to the extent that such income is currently  distributed  to the  RIC in  the  same  taxable  year  as the  income inclusion.

     Under Code Section 988, gains or losses  attributable  to  fluctuations  in exchange  rates between the time the Company  accrues  income or  receivables or expenses or other liabilities denominated in a foreign currency and the time the
Company  actually  collects such income or receivables or pays such  liabilities are generally treated as ordinary income or loss. Similarly,  gains or losses on foreign  currency  forward  contracts  and the  disposition  of debt  securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition  dates,  are also treated as ordinary income or loss.

     It is not expected that stockholders will be subject to alternative minimum tax as a result of an investment in the Company.

Certain Canadian Federal Income Tax Considerations

     The following is a brief summary of the principal  Canadian  federal income tax  considerations  generally  applicable  to the  Company  in  respect  of its proposed  investment  in RITs.  The  summary is of a general  nature only and is based upon the applicable Canadian tax laws as of the date hereof.  There can be no assurance  that the tax laws may not be changed or that Canada Revenue Agency will not  change its  administrative  policies  and  assessing  practices.  This summary  reflects  specific  proposals  to amend  the  Canadian  Tax Act and the
Regulations  (the "Tax  Proposals")  publicly  announced  by or on behalf of the
Canadian  Minister of Finance  prior to the date  hereof.  This summary does not take  into  account  provincial,  territorial  or  foreign  tax  legislation  or considerations, which may differ significantly from those discussed herein. This summary  assumes that each RIT that the Company will invest in will qualify as a
"mutual fund trust" as defined in the Canadian Tax Act at all relevant times. If an RIT were not to qualify as a mutual fund trust at any  particular  time,  the
Canadian  federal  income tax  considerations  described  below  would,  in some respects, be materially different.

     Any  distribution  of the  income  of an RIT  (excluding  any net  realized taxable  capital gain that the RIT has validly  designated as a taxable  capital gain),  that is paid,  credited or deemed  paid or  credited  will be subject to
Canadian   non-resident   withholding   tax  of  15%  in  accordance   with  the
Canada-United   States  Income  Tax  Convention   (the  "Treaty")   whether  the
distribution is made in cash or additional units.

     An RIT may  designate  under the  Canadian  Tax Act the  portion of taxable income  distributed to non-resident  unitholders as net realized taxable capital gains of the RIT. This capital gain portion of a distribution  to a non-resident unitholder such as the Company may, in certain circumstances,  not be subject to tax  under  the  Canadian  Tax Act.  However,  distributions  to a  non-resident unitholder,  such as the Company,  by an RIT out of net gains an RIT realizes on dispositions  of "taxable  Canadian  property"  (as defined in the  Canadian Tax
Act),  which includes real property  situated in Canada,  are treated as taxable distributions of Canadian source trust income.  Accordingly,  such distributions will be  subject  to  Canadian  non-resident  withholding  tax at 15%  under the
Treaty.

     Additionally,  distributions  made by certain  types of RITs to the Company that would otherwise not be subject to tax (generally distributions in excess of the income and capital gains (that are subject to non-resident  withholding fees described above) of the RIT,  commonly  referred to as "returns of capital") are subject to a special tax at the rate of 15%.  The types of RITs  subject to this special  tax are those in  respect  of which the  units  are  listed on  certain prescribed stock exchanges,  which includes the Toronto Stock Exchange, and more than 50% of the fair market value of the units is  attributable to real property situated in Canada,  Canadian resource properties or timber resource properties, as  defined  in the  Canadian  Tax  Act.  This tax must be  withheld  from  such distributions  by an RIT. Some or all of this special tax may be refunded to the
Company if the Company  realizes a capital loss on the  disposition  of units of the particular RIT that paid such a distribution  or of units of other "Canadian property mutual fund investments," as defined in the Canadian Tax Act.

     The amount  distributed  to the  Company  in a taxation  year by an RIT may exceed  the  income of the RIT for tax  purposes  for that year  giving  rise to
"returns of capital" as described  above.  Such  distributions  in excess of the
RIT's income in a year to the Company may reduce the  adjusted  cost base of the
RIT units held by the Company. If, as a result, the Company's adjusted cost base of such units in any taxation  year would  otherwise be a negative  amount,  the
Company  will be deemed to realize a capital  gain in such amount for that year, and the  Company's  adjusted  cost base of such units  will be zero  immediately thereafter.  The treatment of any such capital gain deemed to be realized by the
Company is described  below.  The  non-taxable  portion of net realized  capital gains of an RIT

                                       59

that is paid or  payable  to the  Company  and the  amount  of any  distribution subject to the special tax described in the preceding  paragraph will not reduce the adjusted cost base of the units held by the Company.

     The Company generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain,  or entitled to deduct any capital loss,  realized upon the  disposition  or  deemed  disposition  of units of an RIT  (whether  on redemption,  by virtue of the Company's  adjusted cost base becoming negative or otherwise) unless the units represent "taxable Canadian property" to the Company for the  purposes of the  Canadian  Tax Act and the  Company is not  entitled to relief under the Treaty.  Units of an RIT held by the Company generally will not be considered to be "taxable  Canadian  property"  unless (1) at any time during the 60-month period  immediately  preceding the disposition by the Company,  not less than 25% of the issued units were owned by the Company  and/or persons with whom the Company does not deal at arm's length;  (2) at the time of disposition, the RIT is not a "mutual  fund trust" for  purposes of the  Canadian Tax Act; or
(3) the units are otherwise deemed to be "taxable Canadian  property." Where the units held by the Company are "taxable  Canadian  property," a capital gain from their disposition or deemed disposition generally will be exempted by the Treaty from tax under the Canadian Tax Act provided the units do not derive their value principally from real property situated in Canada.

     Currently,  an RIT that is a mutual fund trust will not be considered to be a mutual fund trust if it is established or maintained primarily for the benefit of non-residents of Canada (the "maintained or established test"), unless all or substantially  all of its  property is  property  other than  "taxable  Canadian property" as defined in the Canadian Tax Act. Draft legislation  released by the
Minister of Finance  (Canada) on September 16, 2004 relating to certain measures contained in the March 23, 2004 Canadian  federal  budget  included  certain Tax
Proposals  which  would  have  amended  the  operation  of  the  "maintained  or established test." In addition,  these Tax Proposals  contained a proposal which would  have  ensured  that,  together  with  other  forms of  "taxable  Canadian property," Canadian resource property and timber resource property would also be included in  restricting  the  availability  of relief under the  "maintained or established  test." On  December 6, 2004,  the  Department  of Finance  (Canada)
issued a Notice of Ways and Means  Motion  and draft  legislation  which did not include  either of the  proposed  changes  just  described.  In  announcing  the proposals,  the  Department of Finance  indicated that they will review with the private  sector  concerning  the  appropriate  Canadian  tax  treatment  of non-
residents  investing in resource  property  through  mutual funds.  Accordingly, further  changes in this area are  possible,  some of which  might be  material.
However,  the Company has no way of predicting  what changes,  if any,  would be made, and any consequence thereof.

     On  September  8, 2005,  the  Canadian  Department  of  Finance  released a
consultation   paper  on  tax  and  other  issues  related  to  publicly  listed flow-through entities such as income trusts and limited partnerships and invited interested  parties to make submissions prior to December 31, 2005. In addition, on September  19,  2005,  the Minister of Finance  (Canada)  announced  that the
Canada Revenue Agency would postpone  providing  advance tax rulings  respecting flow-through  entity  structures  pending these  consultations.  On November 23,
2005, the Minister of Finance announced the end of this consultation process and no legislative amendments were proposed to change the taxation of income trusts.
Instead,  the Minister of Finance  tabled a Notice of Ways and Means Motion that proposed to enhance the dividend gross-up and tax credit mechanism applicable to certain  eligible  dividends  payable by  corporations  resident in Canada after
2005. In addition,  the Canada Revenue Agency will resume providing  advance tax rulings in respect of flow-through entity structures.

Federal Income Tax Treatment of Holders of MMP Shares

     Under  present law, the MMP Shares will  constitute  equity of the Company, and thus  distributions  with respect to MMP Shares (other than distributions in redemption of MMP Shares  subject to Section  302(b) of the Code) will generally constitute  dividends  to the extent of the  Company's  current  or  accumulated earnings and profits,  as calculated for U.S. federal income tax purposes.  Such dividends  generally will be taxable as ordinary income to holders but a portion of such  dividends  may, if properly  designated  by the Company,  be treated as
"qualified  dividend  income"  that is  generally  subject to  reduced  rates of federal income taxation for noncorporate investors.

     Distributions  from the excess of the Company's net long-term  capital gain over its net  short-term  capital  losses,  including  capital gains credited to stockholders  but  retained  by the  Company  ("capital  gain  dividends"),  are generally  taxable  as  long-term  capital  gain  provided  that  they have been properly  designated  by the  Company,  regardless  of the  length  of time  the stockholder held its MMP Shares.  The maximum tax rate on capital gain dividends received by individuals is currently 15% (5% for  individuals in lower brackets)
for such gain realized before January 1, 2009.

     Under federal  income tax law enacted on May 28, 2003,  qualified  dividend income  received by individual and other  noncorporate  stockholders is taxed at long-term capital gain rates,  which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from taxable domestic  corporations and dividends from non-U.S.  corporations that meet certain  criteria.  Although dividends  from a RIC  generally  are not  eligible  for  treatment as qualified dividend  income,  a portion of such  distributions  may qualify,  to the extent properly  designated by the Company, as qualified dividend income eligible to be taxed at the reduced rates generally  applicable to long-term  capital gains, to the extent that the Company receives qualified dividend income. To be treated as qualified dividend income,  among other requirements,  the stockholder must hold its MMP Shares and the Company must hold the underlying  shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning
60 days  before the  ex-dividend  date (or more than 90 days  during the 181-day period  beginning  90 days  before the  ex-dividend  date in the case of certain preferred stock  dividends).  The provisions of the Code applicable to qualified dividend income are effective  through 2008.  Thereafter,  higher tax rates will apply unless further legislative action is taken.

                                       60

     Corporate holders should be aware that the Company does not anticipate that dividends paid by the Company on the MMP Shares will qualify to any  significant extent for the dividends received deduction since the Company anticipates that a substantial  portion  of  the  Company's  income  will  be  attributable  to RIT dividends and MLPs. In addition,  certain additional limitations may apply so as to  limit  the  availability  of the  dividends  received  deduction,  including limitations  on the aggregate  amount of the  deduction  that may be claimed and limitations based on the holding period of the MMP Shares,  which holding period may be reduced if the holder engages in risk reduction transactions with respect to its MMP Shares.  Corporate  holders  should  consult  their own tax  advisors regarding the application of these limitations to their particular situation.

     Earnings and profits are treated  generally,  for U.S.  federal  income tax purposes,  as first being used to pay distributions on the MMP Shares,  and then to the extent  remaining,  if any,  to pay  distributions  on the common  stock.
Distributions in excess of the Company's  earnings and profits allocable to such payments, if any, will first reduce a stockholder's adjusted tax basis in his or her MMP Shares  and,  after the  adjusted  tax basis is  reduced  to zero,  will constitute capital gains to a holder who holds such shares as a capital asset.

     It is not expected that holder of MMP shares will be subject to alternative minimum tax as a result of an investment in the Company.

Sale of Shares

     The sale of MMP Shares by holders will  generally be a taxable  transaction for U.S. federal income tax purposes. Holders of MMP Shares who sell such shares will  generally  recognize  gain or loss in an  amount  equal to the  difference between the net proceeds of the sale and their  adjusted tax basis in the shares sold.  If such MMP Shares  are held as a capital  asset at the time of the sale, the  gain or loss  will  generally  be a  capital  gain or  loss.  Similarly,  a redemption by the Company (including a redemption  resulting from liquidation of the Company),  if any, of all the MMP Shares actually and constructively held by a  stockholder  generally  will give rise to capital gain or loss under  Section
302(b) of the Code if the  stockholder  does not own (and is not regarded  under certain tax law rules of  constructive  ownership as owning) any common stock in the Company, and provided that the redemption proceeds do not represent declared but unpaid  dividends.  Other  redemptions may also give rise to capital gain or loss,  but  certain  conditions  imposed by  Section  302(b) of the Code must be satisfied to achieve such treatment.

     Capital gain or loss will  generally  be long-term  capital gain or loss if the MMP Shares were held for more than one year and will be  short-term  capital gain or loss if the  disposed  MMP  Shares  were held for one year or less.  Net long-term  capital gain recognized by a noncorporate  U.S. holder generally will be  subject to tax at a lower rate  (currently  a maximum  rate of 15%) than net short-term  capital gain or ordinary  income  (currently a maximum rate of 35%).
Under current law, the maximum tax rate on capital gain for noncorporate holders is  scheduled  to increase to 20% for taxable  years after 2008.  For  corporate holders,  capital gain is generally  taxed at the same rate as ordinary  income, that is,  currently  at a maximum  rate of 35%.  A  holder's  ability  to deduct capital losses may be limited.

Backup Withholding

     The  Company  may be  required to  withhold,  for U.S.  federal  income tax purposes, a portion of all taxable distributions (including redemption proceeds)
payable to  stockholders  who fail to provide  the  Company  with their  correct taxpayer  identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Company has been so  notified).  Certain  corporate  and other  stockholders specified  in the Code and the  regulations  thereunder  are exempt  from backup withholding.  Backup  withholding is not an additional tax. Any amounts withheld may be credited  against the  stockholder's  U.S.  federal  income tax liability provided the appropriate information is furnished to the IRS.

     Investors are advised to consult their own tax advisors with respect to the application to their own  circumstances of the  above-described  general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MMP Shares.

               ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND
                PAYING AGENT, AUCTION AGENT AND REDEMPTION AGENT

     The Company has engaged SEI Investments Mutual Funds Services,  One Freedom
Valley Drive Oaks,  Pennsylvania 19456, to serve as the Company's  administrator
(the "Administrator").  The Company pays the Administrator an annual fee of .05%
of the Company's aggregate average daily Managed Assets up to and including $500 million  and  .04% of the  Company's  aggregate  average  daily  Managed  Assets exceeding  $500 million,  subject to a minimum  annual fee of $100,000,  for the provision  of  administrative  and  accounting  services  to the  Company.  Such administrative and accounting services include:  cash processing,  validation of income  and  expense  accruals,  security  and trade  processing,  distribution, treasury and accounting  reporting  services,  fund  valuation,  third party

                                       61

and  performance  reporting,  assistance with financial  statement  preparation, assistance  with  regulatory  matters,  monitoring of compliance  matters,  fund
management  services,   the  production  of  regulatory  reports,  and  tax  and
operations support.

     Wachovia  Bank,  National  Association,  123 S. Broad Street  Philadelphia,
Pennsylvania  19109,  serves as custodian of the Company's  cash and  investment securities. The Company pays the custodian an annual fee of .004% of the average daily market  value of the  Company's  domestic  assets and .015% of the average daily market value of the Company's Canadian assets.

     Computershare  Investor  Services,  LLC, Two North LaSalle Street  Chicago,
Illinois  60602,  serves as the  Company's  transfer  agent with  respect to the
Common Stock (the "Transfer  Agent").  Computershare  Trust  Company,  Inc., Two
North LaSalle Street Chicago,  Illinois 60602,  serves as the Company's dividend paying agent and as agent for its Dividend Reinvestment Plan with respect to its
Common Stock.  The Company pays the Transfer Agent $875 monthly for its services and the services of its affiliate, Computershare Trust Company, Inc.

     The Bank of New York is the  Auction  Agent with  respect to the MMP Shares and acts as transfer  agent,  registrar,  dividend  paying agent and  redemption agent with  respect to the MMP Shares.  The Company  will pay the Auction  Agent
$__________ annually for its services.

                                  UNDERWRITING

The  underwriters  named  below  (the  "Underwriters"),   acting  through  their
representative,  Lehman  Brothers  Inc.,  subject  to the terms  and  conditions contained  in the  underwriting  agreement  by and among the  Underwriters,  the
Advisor and the Company,  dated the date of this  Prospectus (a copy of which is filed as an exhibit to the Registration  Statement of which this Prospectus is a part),  have agreed to purchase from the Company,  and the Company has agreed to sell to the  Underwriters,  the number of MMP Shares  set forth  opposite  their names below.

Underwriter                                           Number of MMP Shares
-----------                                           --------------------

Lehman Brothers Inc...................................

Total.................................................

     The underwriting  agreement provides that the Underwriters are obligated to purchase,  subject to certain conditions, all of the MMP Shares being offered if any are  purchased.  The  conditions  contained  in the  underwriting  agreement include  requirements  that (1) the  representations  and warranties made by the
Company to the  Underwriters  are true; (2) there has been no material change in the financial  markets;  and (3) the Company and the Advisor  deliver  customary closing documents to the Underwriters.

     After the first Auction that includes the newly issued MMP Shares,  payment by each  purchaser  of MMP  Shares  sold  through  the  Auction  will be made in accordance with the procedures described under "The Auction."

Discounts and Commissions

     The  Underwriters  have  advised the Company that they propose to offer the
MMP Shares  directly to the public at the public offering price presented on the cover page of this Prospectus less a selling concession equal to $____ per share which is equal to ____% of the initial  offering  price.  Investors must pay for any MMP Shares purchased on or before __________,  2006. After the offering, the
Underwriters  may  change the price at which  they  re-offer  the MMP Shares and other selling terms.

Indemnification

     The Company  and the Advisor  have  agreed to  indemnify  the  Underwriters against certain  liabilities  relating to this offering,  including  liabilities under the 1933 Act and liabilities  arising from breaches of the representations and  warranties  contained in the  underwriting  agreement  and to contribute to payments that the  Underwriters  may be required to make for those  liabilities;
provided that such  indemnification  shall not extend to any liability or action resulting directly from the willful misfeasance,  bad faith, gross negligence in the performance of duties, or reckless  disregard of applicable  obligations and duties of the Underwriters.

Listing

     The MMP Shares, which have no history of public trading, will not be listed on an exchange or  automated  quotation  system.  Broker-Dealers  may maintain a secondary  trading market in the MMP Shares outside of Auctions;  however,  they have no  obligation  to

                                       62

do so, and there can be no assurance that a secondary  market for the MMP Shares will develop or, if it does develop,  that it will provide holders with a liquid trading market (i.e.,  trading will depend on the presence of willing buyers and sellers and the trading  price will be subject to variables to be  determined at the time of the trade by such Broker-Dealers). The Company has been advised that the  Underwriters  currently  intend  to make a  market  in the MMP  Shares,  as permitted by applicable laws and regulations.  However, the Underwriters are not obligated  to make a market in the MMP Shares  between  Auctions  and the market making may be discontinued at any time at their sole discretion.

Electronic Distribution

     A Prospectus  in  electronic  format may be made  available on the Internet sites or through other online services  maintained by the  Underwriters or their affiliates. In those cases, prospective investors may view offering terms online
and  prospective   investors  may  be  allowed  to  place  orders  online.   The
Underwriters  may  allocate  a  specific  number  of  shares  for sale to online brokerage account holders.  Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

     Other than the  Prospectus in electronic  format,  the  information  on the
Underwriters'  web site and any  information  contained  in any  other  web site maintained by the Underwriters is not part of the Prospectus or the registration statement of which this  Prospectus  forms a part, has not been approved  and/or endorsed by the Company and should not be relied upon by investors.

Certain Relationships and Fees

     To the extent  permitted  under the 1940 Act and the rules and  regulations promulgated  thereunder,  the Company anticipates that the Underwriters may from time to time act as a broker or dealer and receive fees in  connection  with the execution of the Company's  portfolio  transactions  after the Underwriters have ceased to be Underwriters and, subject to certain restrictions,  each may act as a  broker  while  it  is  an  Underwriter.  The  Company  anticipates  that  the
Underwriters or one of their affiliates may from time to time act in Auctions as a Broker-Dealer  or dealer and receive fees as described  under  "Description of the Money Market Cumulative Preferred Shares."

Addresses

     Lehman Brothers Inc.'s  principal  office is located at 745 Seventh Avenue,
New York, New York 10019.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the MMP Shares offered hereby will
be  passed  upon  for  the  Company  by  Blackwell   Sanders  Peper  Martin  LLP
("Blackwell"),  Kansas City, Missouri,  and for the Underwriters by Morrison and
Foerster  LLP  ("MoFo").  Blackwell  and MoFo may rely as to certain  matters of
Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

                              AVAILABLE INFORMATION

     The Company is subject to the  informational  requirements  of the Exchange
Act and the 1940 Act and is required to file reports, proxy statements and other information  with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E., Washington,  D.C. 20549.
Reports,  proxy  statements,  and other  information  about the  Company  can be inspected at the offices of the SEC.

     This  Prospectus  does not contain all of the  information in the Company's
registration   statement,   including  amendments,   exhibits,   and  schedules.
Statements  in this  Prospectus  about the  contents  of any  contract  or other document are not necessarily  complete and in each instance reference is made to the  copy  of  the  contract  or  other  document  filed  as an  exhibit  to the registration  statement,  each such statement being qualified in all respects by this reference.

     Additional information about the Company and MMP Shares can be found in the
Company's Registration Statement (including amendments, exhibits, and schedules)
on  Form   N-2   filed   with   the   SEC.   The  SEC   maintains   a  web  site
(http://www.sec.gov)  that contains the Company's Registration Statement,  other documents incorporated by reference, and other information the Company has filed electronically  with the SEC, including proxy statements and reports filed under the Exchange Act.

                                       63

                   FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds.................................................................
Investment Limitations..........................................................
Investment Objective and Policies...............................................
Management of the Company.......................................................
Portfolio Transactions..........................................................
Net Asset Value.................................................................
Additional Information Concerning the Auction...................................
Proxy Voting Policies...........................................................
Independent Registered Public Accounting Firm...................................
Custodian.......................................................................
Internal Accountant.............................................................
Additional Information..........................................................
Financial Statements............................................................
Appendix A -- Articles Supplementary............................................
Appendix B -- Rating of Investments.............................................

                                       63

================================================================================
                                        $

                   Tortoise North American Energy Corporation

                              Series I Money Market
                           Cumulative Preferred Shares
                                 ---------------

                                   PROSPECTUS
                                  _______, 2006

                                 ---------------

                                 LEHMAN BROTHERS

================================================================================

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                       STATEMENT OF ADDITIONAL INFORMATION

                               _____________, 2006

     Tortoise North American Energy  Corporation,  a Maryland  corporation  (the
"Company"),  is a  recently  organized,  nondiversified,  closed-end  management investment company.

     This Statement of Additional Information,  relating to the Company's Series
I Money Market  Cumulative  Preferred Shares (MMP(R) Shares) (the "MMP Shares"),
does not  constitute a prospectus,  but should be read in  conjunction  with the
Company's  prospectus relating thereto dated ____________,  2006. This Statement of Additional  Information  does not include all information  that a prospective investor  should  consider before  purchasing MMP Shares,  and investors  should obtain and read the Company's  prospectus prior to purchasing MMP Shares. A copy of the  prospectus  may be obtained  without  charge from the Company by calling
1-800-919-0315.  You also may obtain a copy of the  Company's  prospectus on the
Securities and Exchange Commission's web site (http://www.sec.gov).  Capitalized terms used but not defined in this Statement of Additional  Information have the meanings  ascribed  to them in the  prospectus.  This  Statement  of  Additional
Information is dated ____________, 2006.

     No  person  has  been  authorized  to give any  information  or to make any representations  not  contained  in  the  prospectus  or in  this  Statement  of
Additional  Information in connection  with the offering made by the prospectus, and, if given or made, such  information or  representations  must not be relied upon as having been authorized by the Company. The prospectus and this Statement of Additional  Information  do not  constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

                   Subject to completion dated April 21, 2006.

                                                                        Page
                                                                        ----
Use of Proceeds.......................................................   S-
Investment Limitations................................................   S-
Investment Objective and Policies.....................................   S-
Management of the Company.............................................   S-
Portfolio Transactions................................................   S-
Net Asset Value.......................................................   S-
Additional Information Concerning the Auction.........................   S-
Proxy Voting Policies.................................................   S-
Independent Registered Public Accounting Firm.........................   S-
Custodian.............................................................   S-
Internal Accountant...................................................   S-
Additional Information................................................   S-

                                       i

                                 USE OF PROCEEDS

     The net  proceeds of the  offering of MMP Shares (the  "Offering")  will be approximately  $__________,  after  payment of the  underwriting  discounts  and commissions and estimated  offering costs. The Company will use the net proceeds from  this  offering  to fully  repay  all  outstanding  indebtedness  under its
$20,000,000  unsecured  revolving  credit facility (the "Credit  Facility") with
U.S. Bank N.A. ("U.S.  Bank") and will invest the remaining net proceeds of this offering in accordance  with its  investment  objective  and policies  described below. As of the date of this Statement of Additional  Information,  the Company has  borrowed  approximately  $___________  million  under the Credit  Facility.
Outstanding  balances under the Credit  Facility  accrue  interest at a variable annual rate equal to the one-month  LIBOR rate plus .75%. As of the date of this
Statement  of  Additional  Information,  the  current  rate  is  _____%  and all outstanding  amounts under the Credit  Facility mature on June 1, 2006. Once all outstanding  indebtedness  under the Credit Facility is repaid, the Company will terminate the Credit Facility.  The Company will invest the net proceeds of this offering,  after the repayment of all  outstanding  indebtedness  owed under the
Credit  Facility,  in  accordance  with the Company's  investment  objective and policies as stated below.

     The Company anticipates that it will be able to invest substantially all of the net  proceeds  of this  offering  after the  repayment  of  indebtedness  in securities that meet its investment  objective and policies within approximately three  months  after  completion  of the  Offering.  Because  of the  investment opportunities  presented by restricted  master limited  partnership  ("MLP") and
Canadian royalty trusts and income trusts (collectively,  "RITs") securities and the limited  trading volume of certain  publicly  traded MLP and RIT securities, the Company often relies on direct placements to acquire  portfolio  securities.
To the extent direct  placement  opportunities  are not  available,  the Company would have to acquire such securities on the open market, which could take up to six months following the Offering.

     Pending  investment  in  securities  that  meet  the  Company's  investment objective,  the Company  anticipates  that the net proceeds  will be invested in cash, cash equivalents,  securities issued or guaranteed by the U.S.  Government or its  instrumentalities  or agencies,  high quality,  short-term  money market instruments,  short-term  debt  securities,  certificates  of deposit,  bankers'
acceptances and other bank  obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income securities, which are expected to provide a lower yield than the securities of RITs and MLPs.

                             INVESTMENT LIMITATIONS

     This section  supplements  the  disclosure in the  prospectus  and provides additional  information  on the  Company's  investment  limitations.  Investment limitations  identified as fundamental  may be changed only with the approval of the holders of a majority of the Company's  outstanding voting securities (which for this purpose,  and under the Investment Company Act of 1940, as amended (the
"1940 Act"),  means the lesser of (1) 67% of the voting shares  represented at a meeting at which more than 50% of the outstanding  voting shares are represented or (2) more than 50% of the outstanding voting shares).

     Investment  limitations  stated as a maximum  percentage  of the  Company's assets are applied only  immediately  after,  and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a  change  in  values,  net  assets  or  other  circumstances  will  not be considered in  determining  whether the  investment  complies with the Company's
investment   limitations.   All  limitations  with  respect  to   nonfundamental
investment  policies  that are based on a  percentage  of total  assets  include assets obtained or expected to be obtained through leverage.

     THE FOLLOWING  ARE THE COMPANY'S  FUNDAMENTAL  INVESTMENT  LIMITATIONS  SET
FORTH IN THEIR ENTIRETY. THE COMPANY MAY NOT:

     (1)  issue senior  securities,  except as permitted by the 1940 Act and the rules  and  interpretive  positions  of the  Securities  and  Exchange
          Commission ("SEC") thereunder;

     (2)  borrow  money,  except as  permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     (3)  make loans,  except by the purchase of debt  obligations,  by entering into  repurchase  agreements  or  through  the  lending  of  portfolio securities  and as  otherwise  permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     (4)  concentrate  (invest 25% or more of total assets) its  investments  in any particular industry,  except that the Company will concentrate its assets  in the group of  industries  constituting  the North  American energy sector;

                                      S-1

     (5)  underwrite  securities issued by others, except to the extent that the
          Company may be  considered  an  underwriter  within the meaning of the
          Securities  Act  of  1933,  as  amended  (the  "1933  Act"),   in  the
          disposition of restricted securities held in its portfolio;

     (6)  purchase or sell real estate unless  acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

     (7)  purchase or sell physical  commodities  unless acquired as a result of ownership of securities or other instruments,  except that the Company may  purchase  or sell  options  and  futures  contracts  or invest in securities or other instruments backed by physical commodities.

     The restrictions under the 1940 Act mentioned in (1), (2) and (3) above are discussed  in more detail in the  prospectus  under  "Investment  Objective  and
Principal  Investment  Strategies--Use  of  Leverage"  and in this  Statement of
Additional   Information  under  "Investment   Objectives  and   Policies--Other
Investment Policies and Techniques."

Non-Fundamental Policies

    The Company is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. The Company may not:

          (1) under normal conditions,  invest less than 80% of its total assets in equity  securities  of companies in the energy sector with their primary operations in North America ("Energy Companies");  the Company will provide
     stockholders   with  notice  at  least  60  days  prior  to  changing  this non-fundamental  policy  unless  such  change was  previously  approved  by stockholders;

          (2) under normal conditions,  invest more than 25% of its total assets in equity  securities  of publicly  traded  MLPs;  the Company will provide stockholders  with notice  prior to changing  this  non-fundamental  policy unless such change was previously approved by stockholders;

          (3) under normal conditions,  invest more than 50% of its total assets in restricted securities; the Company will provide stockholders with notice prior to  changing  this  non-fundamental  policy  unless  such  change was previously approved by stockholders; or

          (4) enter into short sales.

     As used  above,  the term  "total  assets"  includes  assets to be obtained through anticipated  leverage for the purpose of each nonfundamental  investment policy.  During the period in which the Company is investing the net proceeds of the Offering,  it will deviate from its investment  policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued  or  guaranteed  by  the  U.S.  Government  or its  instrumentalities  or agencies,  high quality,  short-term money market  instruments,  short-term debt securities,  certificates  of  deposit,  bankers'  acceptances  and  other  bank obligations,  commercial  paper rated in the highest category by a rating agency or other fixed  income  securities.  Unless  otherwise  stated,  all  investment restrictions  apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.

     The Company's  Board of Directors (the "Board of Directors" or the "Board")
may change the Company's nonfundamental  investment policies without stockholder approval and will provide notice to stockholders of material changes  (including notice through stockholder reports); provided, however a change in the policy of investing at least 80% of its net assets,  plus any  borrowings  for  investment purposes,  in equity  securities of entities in the North American energy sector requires at least 60 days' prior written notice to stockholders.

     In addition, to comply with federal tax requirements for qualification as a regulated investment company, the Company's  investments will be limited so that at the close of each  quarter of each taxable year (1) at least 50% of the value of the  Company's  total  assets is  represented  by cash and cash  items,  U.S.
Government  securities,  the securities of other regulated  investment companies
("RICs") and other securities,  with such other securities  limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than
5% of the  value of the  Company's  total  assets  and not more  than 10% of the outstanding  voting securities of such issuer,  and (2) not more than 25% of the value of the  Company's  total assets is invested in the  securities  of any one issuer (other than U.S. Government  securities or the securities of other RICs), the  securities  (other  than the  securities  of other RICs) of any two or more issuers that the Company  controls and that are  determined to be engaged in the same business or similar or related trades or

                                      S-2

businesses,  or  the  securities  of  one  or  more  qualified  publicly  traded partnerships.  These  tax-related  limitations  may be  changed  by the Board of
Directors  to the  extent  appropriate  in light of changes  to  applicable  tax requirements.

Leverage

     Currently,  under the 1940  Act,  the  Company  is not  permitted  to incur indebtedness  unless  immediately  after such  borrowing  the  Company has asset coverage  of at least 300% of the  aggregate  outstanding  principal  balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the
Company's total assets). Additionally, currently under the 1940 Act, the Company may not declare any  distribution  upon its shares of common  stock (the "Common
Stock"), or purchase any such shares,  unless the aggregate  indebtedness of the
Company has, at the time of the  declaration of any such  distribution or at the time of any such  purchase,  asset  coverage  of at least 300% of the  aggregate outstanding principal balance of indebtedness after deducting the amount of such dividend,  distribution,  or purchase price, as the case may be. Currently under the 1940 Act,  the Company is not  permitted  to issue  preferred  stock  unless immediately  after such issuance the Company has asset coverage of at least 200%
of the  liquidation  value  of  the  outstanding  preferred  stock  (i.e.,  such liquidation  value  may not  exceed  50% of the  value  of the  Company's  total assets). In addition, currently under the 1940 Act, the Company is not permitted to declare any cash dividend or other  distribution  on its Common Stock unless, at the time of such declaration, the Company's total assets less liabilities and indebtedness not represented by senior  securities  (determined  after deducting the amount of such distribution) is at least 200% of such liquidation value.

     Under the 1940 Act, a "senior  security"  does not include  any  promissory note or evidence of indebtedness  where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid  within  sixty days and is not  extended or  renewed.  Transactions involving either  indebtedness or issuance of any preferred stock by the Company would be  considered  senior  securities  under the 1940 Act,  and as such,  are subject to the asset coverage requirements discussed above.

     Currently,  under the 1940 Act, the Company is not  permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common  control with the Company,  except for a loan from the Company to a company which owns all of the outstanding securities of the Company.  Currently, under interpretative positions of the staff of the SEC, the Company may not have on loan at any given time  securities  representing  more than  one-third of its total assets.

     The Company  interprets  its policies with respect to borrowing and lending to permit such  activities as may be lawful for the Company,  to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

     Under the 1940 Act, the Company  may, but does not intend to,  invest up to
10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total  assets in any one  investment  company,  provided the investment  does not represent more than 3% of the voting shares of the acquired investment  company at the time such shares are  purchased.  As a stockholder in any  investment  company,  the  Company  will  bear  its  ratable  share of that investment  company's  expenses,  and would  remain  subject  to  payment of the
Company's  advisory fees and other  expenses with respect to assets so invested.
Holders of common stock would  therefore be subject to  duplicative  expenses to the extent the Company invests in other investment companies.  In addition,  the securities  of  other  investment  companies  may  also be  leveraged  and  will therefore  be subject to the same  leverage  risks  described  herein and in the prospectus.  As described in the prospectus in the section entitled  "Investment
Objective and Principal  Investment  Strategies--Use of Leverage," the net asset value and market value of leveraged  shares will be more  volatile and the yield to  stockholders  will  tend to  fluctuate  more  than the  yield  generated  by unleveraged shares.

                        INVESTMENT OBJECTIVE AND POLICIES

     The  Company's  investment  objective  is to  provide a high level of total return,  with an emphasis on dividend income paid to  stockholders.  The Company seeks to  provide  its  stockholders  with a vehicle  to  invest in a  portfolio consisting  primarily of publicly  traded RITs and publicly traded United States
MLPs,  with an emphasis on the midstream and downstream  North  American  energy sector.

     Under normal conditions,  the Company will invest at least 80% of its total assets  (including  assets obtained  through  leverage) in equity  securities of
Energy  Companies.  Energy Companies include companies that derive more than 50%
of their  revenues  from  transporting,  processing,  storing,  distributing  or marketing  natural gas, natural gas liquids ("NGLs"),  electricity,  coal, crude oil or  refined  petroleum  products,  or  exploring,  developing,  managing  or producing such  commodities.  The Company will likely invest at least 50% of its total assets in the equity securities of publicly traded RITs.

                                      S-3

Investment Policies and Techniques

     The  following  information  supplements  the  discussion  of the Company's investment  objective,  policies  and  techniques  that  are  described  in  the prospectus and contains more detailed information about the types of instruments in which the Company may invest, strategies the Advisor may employ in pursuit of the Company's investment objective and a discussion of related risks.

Short-Term Debt Securities

     For temporary  defensive  purposes or to keep cash on hand, the Company may invest up to 100% of its total assets in cash,  cash  equivalents and short-term debt securities. Under normal conditions, the Company invests no more than 5% of its total assets in these investments. These investments for temporary defensive purposes are inconsistent with the Company's  investment  objective.  Short-term debt securities are defined to include, without limitation, the following:

          (1) U.S.  Government  securities,  including  bills,  notes  and bonds differing  as to  maturity  and  interest  rates that are either  issued or guaranteed  by  the  U.S.  Treasury  or  by  U.S.  Government  agencies  or instrumentalities.  U.S. Government securities include securities issued by
     (a)  the  Federal  Housing  Administration,  Farmers  Home  Administration,
     Export-Import  Bank of the United  States,  Small  Business  Administration
     ("SBA"), and the Government National Mortgage Association, whose securities are  supported by the full faith and credit of the United  States;  (b) the
     Federal Home Loan Banks,  Federal  Intermediate Credit Banks, and Tennessee
     Valley Authority, whose securities are supported by the right of the agency to  borrow  from the  U.S.  Treasury;  (c) the  Federal  National  Mortgage
     Association,  whose securities are supported by the discretionary authority of the U.S.  Government to purchase  certain  obligations  of the agency or instrumentality;  and (d) the Student  Loan  Marketing  Association,  whose securities  are  supported  only by its credit.  While the U.S.  Government provides  financial support to such U.S.  Government-sponsored  agencies or instrumentalities,  no  assurance  can be given  that it always  will do so since it is not so obligated by law. The U.S. Government,  its agencies and instrumentalities  do not guarantee  the market value of their  securities.
     Consequently, the value of such securities may fluctuate.

          (2)  Certificates  of deposit issued against funds deposited in a bank or a savings and loan  association.  Such  certificates  are for a definite period  of  time,  earn a  specified  rate  of  return,  and  are  normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited  plus  interest  to the  bearer  of the  certificate  on the date specified thereon. Certificates of deposit purchased by the Company may not be fully insured by the Federal Deposit Insurance Corporation.

          (3) Repurchase agreements, which involve purchases of debt securities.
     At the time the  Company  purchases  securities  pursuant  to a  repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined  yield for the Company during its holding  period,  since the resale price is always  greater than
     the  purchase  price  and  reflects  an  agreed-upon   market  rate.  These
     repurchase   agreements   afford  the  Company  an  opportunity  to  invest
     temporarily   available   cash.  The  Company  may  enter  into  repurchase
     agreements  only with respect to  obligations of the U.S.  Government,  its
     agencies  or  instrumentalities;   certificates  of  deposit;  or  bankers'
     acceptances in which the Company may invest.  Repurchase  agreements may be
     considered   loans  to  the  seller,   collateralized   by  the  underlying
     securities.  The risk to the Company is limited to the seller's  ability to pay the  agreed-upon  sum on the repurchase  date. In the event of default, the repurchase  agreement provides that the Company is entitled to sell the underlying  collateral.  If the value of the collateral  declines after the agreement is entered into,  and if the seller  defaults  under a repurchase agreement  when the  value of the  underlying  collateral  is less than the repurchase  price,  the Company  could incur a loss of both  principal  and interest.  The Advisor monitors the value of the collateral at the time the action is entered into and at all times  during the term of the  repurchase agreement.  The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the  Company.  If the  seller  were to be  subject  to a federal bankruptcy  proceeding,  the  ability  of  the  Company  to  liquidate  the collateral  could be delayed or impaired  because of certain  provisions of the bankruptcy laws.

          (4)  Commercial   paper,   which  consists  of  short-term   unsecured
     promissory  notes,  including  variable  rate master demand notes issued by corporations to finance their current  operations.  Master demand notes are direct lending arrangements between the Company and a corporation. There is no secondary  market for such notes.  However,  they are  redeemable by the
     Company at any time.  The Advisor will consider the financial  condition of the corporation (e.g., earning power, cash flow and other liquidity ratios)
     and will continuously monitor the corporation's  ability to meet all of its financial obligations, because the Company's liquidity might be impaired if the  corporation  were  unable to pay  principal  and  interest  on demand.
     Investments in commercial  paper will be limited to commercial  paper rated in the highest  categories by a major rating agency and maturing within one year of the  date of  purchase  or carry a  variable  or  floating  rate of interest.

                                      S-4

RIT Securities

     RIT securities  represent an equity  ownership  interest in a trust created under the laws of a Canadian  province.  The trust units  generally  entitle the holder to receive monthly or quarterly cash  distributions from the RIT, as well as the potential to share in the RIT's success through capital appreciation.  In the event of a liquidation  of the RIT that issued the trust units,  the holders would generally be entitled to their pro rata share of any liquidation proceeds, net of any applicable  withholding taxes in the case of non-residents of Canada, remaining after payment of all  outstanding  debts and other  liabilities.  RITs generally  trade  on a  Canadian  stock  exchange,  such  as the  Toronto  Stock
Exchange,  and also may trade on one of the United  States stock  exchanges.  In some cases, a RIT may have two classes of trust units, one class of which may be owned by  residents  of Canada  only and the other class of which may be held by either residents or non-residents of Canada. With respect to RITs with more than one class of trust units,  the Company may invest in any class of trust units of a RIT to the  extent  permitted  by the terms of the  trust  units  relating  to residency requirements.  Holders of trust units generally have the right to vote upon the election of managers or directors of the RIT.

MLP Securities

     MLP common units represent a limited partnership interest in an MLP. Common units are listed and traded on U.S.  securities  exchanges or  over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the  success of the MLP. We intend to  purchase  MLP common  units in market transactions,  as well as  directly  from the MLP or other  parties  in  private placements.  Unlike  holders  of common  stock of a  corporation,  owners of MLP common units have limited  voting  rights and have no ability to annually  elect directors.  MLPs  generally  distribute  all available cash flow (cash flow from operations  less  maintenance  capital  expenditures)  in the form of  quarterly distributions.  MLP common units along with general  partner  units,  have first priority to receive  quarterly cash  distributions  up to the minimum  quarterly distribution  ("MQD") and have arrearage  rights.  In the event of  liquidation, common units have preference over subordinated  units, but not debt or preferred units, to the remaining assets of the MLP.

     MLP  subordinated  units  typically  are  issued by MLPs to their  original sponsors,  such as their founders,  corporate general partners of MLPs, entities that sell assets to the MLP, and investors.  We expect to purchase  subordinated units  directly from these persons as well as  newly-issued  subordinated  units from MLPs  directly.  Subordinated  units have similar  voting  rights as common units and are generally not publicly  traded.  Once the MQD on the common units, including  any  arrearages,  has been  paid,  subordinated  units  receive  cash distributions up to the MQD prior to any incentive payments to the MLP's general partner.  Unlike common units,  subordinated units do not have arrearage rights.
In the event of  liquidation,  common units and general  partner  interests have priority over subordinated  units.  Subordinated  units are typically  converted into common  units on a  one-to-one  basis after  certain  time  periods  and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common  units,  discounted  to  reflect  the timing or likelihood of their conversion to common units.

     The purchase or sale price of  subordinated  units is generally tied to the common unit price less a discount.  The size of the discount varies depending on the  likelihood of conversion,  the length of time remaining to conversion,  the size of the block  purchased  relative to trading  volumes,  and other  factors, including smaller  capitalization  partnerships or companies  potentially having limited product lines, markets or financial resources,  lacking management depth or experience,  and being more  vulnerable to adverse general market or economic development than larger more established companies.

     I-Shares  represent an ownership  interest issued by an affiliated party of an MLP.  The MLP  affiliate  uses the  proceeds  from the  sale of  I-Shares  to purchase  limited  partnership  interests  in the MLP in the  form  of  i-units.
I-units  have similar  features as MLP common  units in terms of voting  rights, liquidation preference and distributions.  However,  rather than receiving cash, the MLP  affiliate  receives  additional  i-units in an amount equal to the cash distributions received by MLP common units. Similarly,  holders of I-Shares will receive  additional  I-Shares,  in the  same  proportion  as the MLP  affiliates receipt of I-units, rather than cash distributions. I-Shares have limited voting rights  similar to those  applicable  to MLP  common  units.  The MLP  affiliate issuing the  I-Shares is  structured  as a  corporation  for federal  income tax purposes. I-Shares are traded on the New York Stock Exchange ("NYSE").

     General  partner  interests  of MLPs  are  typically  retained  by an MLP's original sponsors, such as its founders,  corporate partners, entities that sell assets to the MLP and investors such as the Company. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the  holder's  investment  in the general  partner  interest.  General partner  interests  often confer direct board  participation  rights and in many cases,  operating  control,  over the MLP.  These  interests  themselves are not publicly traded, although they may be owned by publicly traded entities. General partner  interests  receive  cash  distributions,  typically  2%  of  the  MLP's aggregate cash distributions, which are contractually defined in the partnership agreement.  In addition,  holders of general  partner  interests  typically hold incentive  distribution  rights,  which  provide them with a larger share of the aggregate MLP cash  distributions  as the  distributions to limited partner unit holders are increased to prescribed levels.  General partner interests generally

                                      S-5

cannot be  converted  into common  units.  The general  partner  interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Equity Securities

     While  the  Company  will  primarily  invest  in  RIT  securities  and  MLP securities,  it also may invest in other equity  securities of Energy Companies, including  common and  preferred  stock,  convertible  securities,  subscription receipts, warrants and depository receipts.

     Common  Stock.  Common  stock  generally  represents  an  equity  ownership interest in an issuer.  Although common stock has historically  generated higher average total returns than  fixed-income  securities over the long term,  common stock also has  experienced  significantly  more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable  earnings report, may depress the value of a  particular  common  stock.  Also,  the price of common  stock is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks.  Common stock prices  fluctuate for several reasons, including  changes in investors'  perceptions  of the financial  condition of an issuer or the general  condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be  particularly  sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.  Interest rates have been at historical lows the past two years and,  accordingly,  it is likely  that the  recent  rise will continue.

     Preferred  Stock.  Preferred  stock has a  preference  over common stock in liquidation  (and  generally  dividends  as  well)  but is  subordinated  to the liabilities  of the issuer in all respects.  As a general rule, the market value of preferred  stock with a fixed dividend rate and no conversion  element varies inversely with interest rates and perceived  credit risk, while the market price
of  convertible   preferred  stock  generally  also  reflects  some  element  of conversion value. Because preferred stock is junior to debt securities and other obligations  of the issuer,  deterioration  in the credit  quality of the issuer will  cause  greater  changes in the value of a  preferred  stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt  securities,  preferred  stock  dividends  are payable  only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     Convertible Securities. A convertible security is a bond, debenture,  note, preferred  stock or other security that may be converted into or exchanged for a prescribed  amount of common  stock or other  equity  security  of the same or a different  issuer  within a  particular  period of time at a specified  price or formula. A convertible  security entitles the holder to receive interest paid or accrued on debt or the dividend  paid on preferred  stock until the  convertible security  matures or is redeemed,  converted or  exchanged.  Before  conversion, convertible  securities  have  characteristics  similar to  nonconvertible  debt securities  in that  they  ordinarily  provide a stable  stream  of income  with generally  higher  yields  than  those of  common  stock of the same or  similar issuers, but lower yields than comparable nonconvertible  securities.  The value of a  convertible  security is  influenced  by changes in interest  rates,  with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but usually are subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price  established  in the convertible security's governing instrument.

     Subscription  Receipts.  Subscription receipts are securities which entitle the  holder to  receive  either  securities  of the  issuer of the  subscription receipt upon the  occurrence of some  specified  future event (for example,  the closing  of an  acquisition),  or if the  event  fails to  occur on or  before a specified time, return of the purchase price of the subscription  receipt,  plus interest.  To the extent that the Company  purchases  subscription  receipts and ultimately  receives  the  security of the issuer  thereof,  the Company will be subject to risks  associated with changes in the value of those  securities even though it does not own such securities.

     Warrants.  Warrants,  which are rights issued by corporations  enabling the owners  to  subscribe  for and  purchase  a  specified  number  of shares of the corporation at a specified price during a specified period of time. Subscription rights  normally have a short life span to expiration.  The purchase of warrants involves the risk that the Company  could lose the purchase  value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration.  Also, the purchase of warrants involves the risk that the effective  price paid for the right, or warrant,  added to the  subscription price of the related security may exceed the value of the underlying  security's market  price such as when there is no movement  in the level of the  underlying security.

     Depository  Receipts.   The  Company  may  invest  in  both  sponsored  and
unsponsored American Depository Receipts ("ADRs").  Unsponsored ADR programs are organized  independently  and  without  the  cooperation  of the  issuer  of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs and the prices of unsponsored  ADRs, may be more  volatile  than if such  instruments  were  sponsored by the issuer.
Investments in ADRs present  additional  investment  considerations  of non-U.S.
securities.

                                      S-6

Securities Lending and Delayed Settlement Transactions

     The Company also may lend the  securities  it owns to others,  which allows the Company the opportunity to earn additional income. Although the Company will require the borrower of the  securities to post  collateral for the loan and the terms of the loan will require that the Company be able to reacquire  the loaned securities  if certain  events  occur,  the Company is still subject to the risk that the  borrower of the  securities  may  default,  which could  result in the
Company losing money, which would result in a decline in the Company's net asset value.  The Company also may purchase  securities for delayed  settlement.  This means that the Company is generally  obligated to purchase the  securities  at a future date for a set  purchase  price,  regardless  of whether the value of the securities is more or less than the purchase price at settlement.

Hedging Transactions and Risk Management

     Consistent  with its investment  objectives and policies,  the Company also may enter into certain risk management transactions.  In particular, the Company may enter into currency  hedging  transactions  and interest rate  transactions.
Currency  hedging  transactions  may be  used to  hedge  against  currency  risk resulting from investing in Canadian RITs that are Canadian-dollar  denominated.
Interest  rate  transactions  may be used to hedge  against  interest  rate risk resulting from the use of leverage by the Company.

     Currency Hedging Transactions.  The Company may enter into currency hedging transactions,  including buying or selling options or futures,  or entering into
other  foreign  currency   transactions,   including  forward  foreign  currency
contracts, currency swaps or options on currency and currency futures, and other derivatives transactions to hedge against currency risk resulting from investing in  Canadian  RITs valued with the  Canadian  dollar.  The Company may use these transactions  for currency  risk  management  purposes,  but not as  speculative investments.  The  Company  entered  into a series of forward  sales of Canadian dollars for US dollars in the amount of C$1,125,000 per quarter through February
21, 2011 at the  exchange  rate of C$1.1310  per US dollar.  A forward  currency contract  involves an  obligation  to purchase or sell a specific  currency at a future  date,  which may be any fixed number of days (or the term) from the date of the forward currency  contract agreed upon by the parties,  at a price set at the time the  forward  currency  contract  is  entered  into.  Forward  currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  The Company may use forward  currency  contracts to shift the  Company's  exposure  to  Canadian  dollar  and United  States  dollar exchange rate changes.  For example, if the Company owns securities  denominated in Canadian  dollars  and the Advisor  believes  that the  Canadian  dollar will decline  relative to the U.S.  dollar,  the  Company  might enter into a forward currency  contract  to sell the  appropriate  amount of  Canadian  dollars  with payment  to be made in U.S.  dollars.  The cost to the  Company of  engaging  in forward  currency  contracts  varies with factors such as the length of the term period and the market  conditions  then  prevailing.  Because  forward  currency contracts are usually entered into on a principal  basis, no fees or commissions are  involved.  When the Company  enters into a forward  currency  contract,  it relies on the  counterparty to make or take delivery of the underlying  currency at the  maturity of the  contract.  Failure by the  counterparty  to do so would result in the loss of some or all of any  expected  benefit of the  transaction.
Secondary  markets generally do not exist for forward currency  contracts,  with the result that closing transactions  generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no  assurance  that  the  Company  will in fact be able to close  out a  forward currency  contract at a favorable price prior to maturity.  In addition,  in the event of  insolvency of the  counterparty,  the Company might be unable to close out a forward currency contract.  In either event, the Company would continue to be subject to market risk with respect to the position, and would continue to be required  to  maintain a  position  in  securities  denominated  in the  foreign currency or to  maintain  cash or liquid  assets in a  segregated  account.  The projection of short term currency market movements is extremely  difficult,  and the successful execution of a short term strategy is highly uncertain.

     Interest Rate Transactions.  The Company may enter into interest rate swaps and the  purchase  or sale of  interest  rate caps and  floors to hedge  against interest rate risk  resulting from the use of leverage.  The Company  intends to use these  transactions  for risk  management  purposes and not as a speculative investment.  The  Company  has  entered  into  interest  rate swap  transactions intended to hedge the Company's  interest  payment  obligations  under currently outstanding  Tortoise Notes against material increases in interest rates for the period  beginning  March 2006 and  continuing  through  March  2016,  the period beginning  January 2007 and  continuing  through  January  2013,  and the period beginning  April 2007 and  continuing  through April 2010.  The Company will not sell  interest  rate caps or floors  that it does not own.  Interest  rate swaps involve the  exchange  by the Company  with  another  party of their  respective commitments  to pay or receive  interest,  e.g.,  an exchange  of floating  rate payments for fixed rate  payments with respect to a notional  principal  amount.
The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive  interest payments on a notional  principal  amount from the party  selling such  interest rate cap. The purchase of an interest rate floor entitles the purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive interest payments on a notional  principal amount from the party selling such interest rate floor.

     The Company  may enter into  interest  rate swaps,  caps and floors only to offset  volatility  with respect to its  liabilities.  Inasmuch as interest rate transactions  are  entered  into for good faith risk  management  purposes,  the
Advisor and the Company  believe  these

                                      S-7

obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Company will accrue the amount of the Company's obligations for each interest rate swap on a daily basis and will  designate  on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to that amount. The Company will not enter into any interest rate swap,  cap  or  floor  transaction  unless  the  unsecured  senior  debt  or the claims-paying  ability of the other party thereto is rated in the highest rating category of at least one nationally  recognized  statistical rating organization at the time of  entering  into such  transaction.  If there is a default  by the other party to such a transaction,  the Company will have  contractual  remedies pursuant to the transaction agreements.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized  documentation has not yet been developed and, accordingly, are less liquid than swaps.

     Certain  provisions  of the Internal  Revenue Code of 1986, as amended (the
"Code") may  restrict or affect the ability of the Company to engage in currency hedging transaction and interest rate transactions. The Company has filed notice with the National  Futures  Association of its eligibility for an exclusion from the  definition  of commodity  pool  operator  and, as a RIC, the Company is not subject to  registration  or regulation  as a pool operator  under the Commodity
Exchange Act.

Other Investment Policies and Techniques

     Restricted and Thinly Traded  Securities.  The Company may invest up to 50%
of  its  total  assets  in  restricted  securities,   primarily  through  direct
placements. Restricted securities purchased in direct placements are less liquid than  securities  traded in the open market,  therefore,  the Company may not be able to readily sell such securities.  Investments  currently  considered by the
Advisor  to be  illiquid  because  of  such  restrictions  include  subordinated convertible units and certain direct placements of common units. Such securities are unlike  securities  traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily  marketable  may be  lower or  higher  than the  Company's  most  recent determination of their fair value.  Additionally,  the value of these securities typically  requires more  reliance on the Advisor's  judgment than that required for  securities  for  which  there  is an  active  trading  market.  Due  to the difficulty  in valuing  these  securities  and the absence of an active  trading market for these  investments,  the  Company  may not be able to  realize  these securities' true value, or may have to delay their sale in order to do so.

     Restricted  securities  generally  can  be  sold  in  privately  negotiated transactions,  pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.  The Advisor has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered  under the 1933 Act, the Company may have to cause those securities to be registered.  When the Company must arrange registration because the  Company  wishes to sell the  security,  a  considerable  period  may elapse between the time it makes the decision  and the time the security is  registered for sale.  The Company  would bear the risks of any downward  price  fluctuation during that period.

     In recent years, a large institutional market has developed for securities, including private placements,  repurchase agreements,  commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration
or  sold  in  transactions  not  requiring  registration,   such  as  Rule  144A
transactions.  Institutional  investors  generally  will not seek to sell  these instruments to the general public, but instead will often depend on an efficient institutional  market in which their  securities  can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule  144A  under  the  1933  Act  establishes  a "safe  harbor"  from  the registration  requirements of the 1933 Act for resales of certain  securities to qualified institutional buyers.  Institutional markets for restricted securities that  might  develop  as  a  result  of  Rule  144A  may  provide  both  readily ascertainable  values for restricted  securities and the ability to liquidate an investment.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company,  however, could affect adversely the marketability of such portfolio  securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.

     The Company also may invest in securities  that may not be restricted,  but are  thinly-traded.  Although  securities  of certain RITs and MLPs trade on the
NYSE, the Toronto Stock  Exchange,  the American Stock  Exchange  ("AMEX"),  the
NASDAQ  National  Market  or  other  securities  exchanges  or  markets,   these
securities may trade less than those of larger companies due to their relatively smaller  capitalizations.  These  securities may be difficult to dispose of at a fair price  during  times when the Company  believes it is  desirable  to do so.
Thinly-traded  securities also are more difficult to value. If market quotations are not available,  thinly-traded  securities  will be valued in accordance with procedures  established  by the Board.  Investment of the  Company's  capital in thinly-traded securities may restrict the Company's ability to take advantage of market opportunities.  The risks associated with thinly-traded

                                      S-8

securities  may be  particularly  acute in  situations  in which  the  Company's operations  require cash and could  result in the Company  borrowing to meet its short-term needs or incurring losses on the sale of thinly-traded securities.

     Subscription   Receipts.   The  Company  may  purchase  subscription
receipts  issued by RITs or other Energy  Companies.  Subscription  receipts are securities  entitling the holder to receive  either  securities of the issuer of the subscription receipt upon the occurrence of some specified future event (for example,  the closing of an  acquisition),  or if the event fails to occur on or before a  specified  time,  return  of the  purchase  price of the  subscription receipt  plus  interest  thereon.  To the  extent  that  the  Company  purchases subscription  receipts  and  ultimately  receives  the  security  of the  issuer thereof,  the Company  will be subject to risks  associated  with changes in the value  of the  securities  to be  issued  even  though  it does not yet own such securities.

     When-Issued  and Forward  Commitment  Securities.  The Company may purchase securities  on a  "when-issued"  basis and may purchase or sell  securities on a
"forward commitment" basis in order to acquire the security or to offset against anticipated  interest  rate and  price  changes.  When  these  transactions  are negotiated,  the price, which is generally expressed in yield terms, is fixed at the time the  commitment  is made,  but delivery and payment for the  securities take place at a later date.  When-issued  securities and forward commitments may be  sold  prior  to the  settlement  date,  but  the  Company  will  enter  into when-issued  and  forward  commitments  only  with  the  intention  of  actually receiving  or  delivering  the  securities,  as the case may be. If the  Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment,  it might incur a gain or loss. At the time the Company enters into a transaction on a when-issued or forward  commitment  basis,  it will designate on its books and records  cash or  liquid  debt  securities  equal to at least  the  value of the when-issued or forward commitment securities.  The value of these assets will be monitored  daily to ensure that their  marked to market  value will at all times equal or exceed the corresponding  obligations of the Company. There is always a risk that the  securities  may not be delivered and that the Company may incur a loss. Settlements in the ordinary course, which may take substantially more than five business  days,  are not treated by the Company as  when-issued  or forward commitment  transactions  and  accordingly  are  not  subject  to the  foregoing restrictions.

     Reverse  Repurchase   Agreements.   The  Company  may  enter  into  reverse
repurchase  agreements with respect to its portfolio  investments subject to the investment  restrictions set forth herein. Reverse repurchase agreements involve the sale of  securities  held by the Company with an agreement by the Company to repurchase the securities at an agreed upon price, date and interest payment. At the  time  the  Company  enters  into a  reverse  repurchase  agreement,  it may designate on its books and records  liquid  instruments  having a value not less
than  the  repurchase  price  (including  accrued  interest).   If  the  Company
establishes  and  maintains  such a  segregated  account,  a reverse  repurchase agreement  will not be  considered a borrowing by the  Company;  however,  under certain  circumstances in which the Company does not establish and maintain such a  segregated  account,  a reverse  repurchase  agreement  will be  considered a borrowing for the purpose of the Company's limitation on borrowings.  The use by the Company of reverse repurchase  agreements involves many of the same risks of leverage since the proceeds  derived from reverse  repurchase  agreements may be invested in additional  securities.  Reverse  repurchase  agreements involve the risk that the market value of the  securities  acquired in  connection  with the reverse  repurchase  agreement may decline below the price of the securities the
Company  has sold but is  obligated  to  repurchase.  Also,  reverse  repurchase agreements involve the risk that the market value of the securities  retained in lieu of sale by the Company in connection with the reverse repurchase  agreement may decline in price.

     If the buyer of securities under a reverse  repurchase  agreement files for bankruptcy  or  becomes  insolvent,  the buyer or its  trustee or  receiver  may receive an  extension  of time to  determine  whether to enforce  the  Company's obligation to repurchase the  securities,  and the Company's use of the proceeds of the reverse  repurchase  agreement may effectively be restricted pending such decision.  Also,  the Company would bear the risk of loss to the extent that the proceeds  of the  reverse  repurchase  agreement  are less than the value of the securities subject to such agreement.

     Repurchase Agreements. As temporary investments,  the Company may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities  agrees to repurchase  the same security at a specified price on a future date agreed upon by the parties.  The  agreed-upon  repurchase price  determines  the yield during the  Company's  holding  period.  Repurchase agreements are considered to be loans  collateralized by the underlying security that is the subject of the repurchase contract. The Company will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor,  present  minimal  credit  risk.  The risk to the
Company is limited to the  issuer's  ability to pay the  agreed-upon  repurchase price on the  delivery  date;  however,  although  the  value of the  underlying collateral at the time the  transaction is entered into always equals or exceeds the agreed-upon  repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest.  In the event of default,  the collateral  may be sold but the  Company  might incur a loss if the value of the collateral  declines,  and might incur disposition costs or experience delays in
connection  with  liquidating  the  collateral.   In  addition,   if  bankruptcy
proceedings   are  commenced  with  respect  to  the  seller  of  the  security, realization  upon the  collateral by the Company may be delayed or limited.  The
Advisor will monitor the value of the collateral at the time the  transaction is entered  into and at all  times  subsequent  during  the term of the  repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon  repurchase price. If the

                                      S-9

value of the collateral  declines below the repurchase  price,  the Advisor will demand  additional  collateral  from the  issuer  to  increase  the value of the collateral to at least that of the repurchase price, including interest.

     Lending of  Securities.  The Company may lend its  portfolio  securities to banks or dealers meeting the creditworthiness standards established by the Board of Directors  ("Qualified  Institutions").  By lending its portfolio securities, the Company  attempts to increase its income  through the receipt of interest on the loan.  Any gain or loss in the market  price of the  securities  loaned that occurs during the loan term will be for the Company's  account.  The Company may lend its  portfolio  securities  so long as the terms and the  structure of such loans are not  inconsistent  with  requirements of the 1940 Act, which currently require that (1) the borrower  pledge and maintain  with the Company  collateral consisting  of cash,  a letter of credit  issued by a  domestic  U.S.  bank,  or securities  issued or  guaranteed by the U.S.  government  having a value at all times not less than 100% of the value of the securities loaned, (2) the borrower add to such collateral  whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),  (3) the loan be made  subject to  termination  by the Company at any time and (4) the Company receive  reasonable  interest  on the loan  (which  may  include  the  Company's investing any cash collateral in interest bearing short term  investments),  any distributions  on the loaned  securities and any increase in their market value.
The Company will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Company's total assets (including such loans).  Loan  arrangements  made by the Company will comply with all other applicable regulatory requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the  normal  settlement  time of five  business  days.  All  relevant  facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor,  and will be  considered in making  decisions  with respect  to lending  securities,  subject  to review by the  Company's  Board of
Directors. To the extent permitted, the Company may invest collateral pledged to it by any borrower of the portfolio securities of the Company.

     The Company may pay reasonable  negotiated  fees in connection  with loaned securities,  so long as such  fees  are set  forth  in a  written  contract  and approved  by the Board of  Directors.  No fees will be paid to the  Advisor.  In addition,  voting rights may pass with the loaned securities,  but if a material event  were to occur  affecting  such a loan,  the loan must be  called  and the securities voted.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

    The business and affairs of the Company are managed under the direction of the Board. Accordingly, the Company's Board provides broad supervision over the affairs of the Company, including supervision of the duties performed by the
Advisor. The Company's officers are responsible for its day-to-day operations.
The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin
Boulevard, Overland Park, Kansas 66210.

                                  Position(s) Held                                                Number of
                                    with Company,                                               Portfolios in
                                   Term of Office                                               Fund Complex          Other Board
                                    and Length of               Principal Occupation             Overseen by           Positions
Name and Age                         Time Served               During Past Five Years            Director(1)       Held by Director
------------                    --------------------  ---------------------------------------  --------------  --------------------
Independent Directors
Conrad S. Ciccotello, 45        Class  III  Director  Tenured Associate Professor of Risk              3       None
                                since 2005            Management and Insurance, Robinson
                                                      College of Business,
                                                      Georgia State University;
                                                      Director of Graduate
                                                      Personal Financial
                                                      Planning Programs; Editor,
                                                      "Financial Services
                                                      Review," (an academic
                                                      journal dedicated to the
                                                      study of individual
                                                      financial management);
                                                      formerly, faculty member,
                                                      Pennsylvania State
                                                      University.

                                      S-10

John R. Graham, 60              Class  II   Director  Executive-in-Residence and Professor             3       Erie Indemnity Company;
                                since 2005            of Finance, College of Business                          Erie Family Life
                                                      Administration, Kansas State                             Insurance Company;
                                                      University (has served as a professor                    Kansas State Bank
                                                      or adjunct professor since
                                                      1970); Chairman of the
                                                      Board, President and CEO,
                                                      Graham Capital Management,
                                                      Inc., primarily a real
                                                      estate development and
                                                      investment company and a
                                                      venture capital company;
                                                      Owner of Graham Ventures,
                                                      a business services and
                                                      venture capital firm;
                                                      formerly, CEO, Kansas Farm
                                                      Bureau Financial Services,
                                                      including seven affiliated
                                                      insurance or financial
                                                      service companies
                                                      (1979-2000).

Charles E. Heath, 63            Class I Director      Retired in 1999. Formerly, Chief                 3       None
                                since 2005            Investment Officer, GE Capital's
                                                      Employers Reinsurance Corporation
                                                      (1989-1999). Chartered
                                                      Financial Analyst ("CFA")
                                                      since 1974.

Interested    Directors    and
Officers(2)
H. Kevin Birzer, 46             Class II Director     Managing Director of the Advisor since           3       None
                                and Chairman of the   2002; Partner/Senior Analyst, Fountain
                                Board since 2005      Capital (1990-present); Vice
                                                      President, Corporate Finance
                                                      Department, Drexel Burnham Lambert
                                                      (1986-1989); formerly, Vice President,
                                                      F. Martin Koenig & Co., an
                                                      investment management firm
                                                      (1983-1986).

Terry C. Matlack, 50            Class I Director,     Managing Director of the Advisor since           3       None
                                Chief Financial       2002; Managing Director, KCEP
                                Officer and Chief     (2001-present); formerly, President,
                                Compliance Officer    GreenStreet Capital, a private
                                since 2005            investment firm (1998-2001).

David J. Schulte, 45            President and Chief   Managing Director of the Advisor since         N/A       None
                                Executive Officer     2002; Managing Director, KCEP
                                since 2005            (1993-present); CFA since 1992;
                                                      Member, Corporate Governance Task
                                                      Force of CFA Institute.

Zachary A. Hamel, 40            Secretary since 2005  Managing Director of the Advisor since         N/A       None
                                                      2002; Partner/Senior Analyst with
                                                      Fountain Capital (1997-present).

Kenneth P. Malvey, 40           Treasurer since       Managing Director of the Advisor since         N/A       None
                                November 2005         2002; Partner/Senior
                                                      Analyst, Fountain Capital
                                                      Management (2002-present);
                                                      formerly, Investment Risk
                                                      Manager and member of the
                                                      Global Office of
                                                      Investments, GE Capital's
                                                      Employers Reinsurance
                                                      Corporation (1996-2002).
------------

                                      S-11

(1)  This number includes Tortoise Energy Infrastructure Corporation ("TYG") and
     Tortoise Energy Capital Corporation  ("TYY"), but excludes Tortoise Capital
     Resources  Corporation ("TTO"). The Company's investment advisor,  Tortoise
     Capital  Advisors,  L.L.C.  (the  "Advisor")  also serves as the investment advisor to TYG, TYY and TTO.

(2)  As a result  of their  respective  positions  held with the  Advisor  or is affiliates,  these individuals are considered  "interested  persons" of the
     Company within the meaning of the 1940 Act.

     The  following  individuals  who are  included  in the table above hold the following  positions with TTO, a private investment fund managed by the Advisor:
Messrs. Ciccotello, Graham and Heath are directors; Mr. Birzer is a director and the Chairman of the Board;  Mr.  Matlack is a director  and the Chief  Financial
Officer;  Mr. Schulte is the President and Chief Executive Officer; Mr. Hamel is
the Secretary; and Mr. Malvey is the Treasurer.

     The Board of Directors of the Company has a standing  Audit  Committee that consists of three  directors  of the Company  who are not  "interested  persons"
(within the meaning of the 1940 Act) of the Company  ("Independent  Directors").
The Audit Committee's  function is to select independent  accountants to conduct the  annual  audit  of the  Company's  financial  statements,  review  with  the independent  accountants the outline, scope and results of this annual audit and review the  performance  and  approval  of all fees  charged by the  independent accountants  for  audit,  audit-related  and  other  professional  services.  In addition,  the  Audit  Committee  meets  with the  independent  accountants  and representatives  of  management  to review  accounting  activities  and areas of financial  reporting and control.  For purposes of the  Sarbanes-Oxley  Act, the
Audit Committee has at least one member who is deemed to be a financial  expert.
The Audit Committee  operates under a written  charter  approved by the Board of
Directors.  The Audit Committee meets  periodically,  as necessary,  but did not meet during fiscal year 2005. The Audit  Committee  members are Mr.  Ciccotello,
Mr. Graham, and Mr. Heath.

     The  Company  has a  Nominating  and  Governance  Committee  that  consists exclusively  of three  Independent  Directors.  The  Nominating  and  Governance
Committee's   function  is  to  nominate  and  evaluate   Independent   Director
candidates,  review the  compensation  arrangements  for each of the  directors, review  corporate  governance  issues  and  developments,  and  to  develop  and recommend to the Board corporate  governance  guidelines and procedures,  to the extent appropriate.  The Nominating and Governance  Committee meets periodically as necessary, but did not meet in fiscal year 2005. The Committee is composed of
Mr.  Ciccotello,  Mr.  Graham,  and  Mr.  Heath,  all of  whom  are  Independent
Directors.  Mr. Graham is Chairman of the Nominating  and Governance  Committee.
The Nominating and Governance  Committee does consider  nominees  recommended by stockholders  if  nominations  are made  consistent  with the  procedures of the
Company's  Bylaws.  Those  procedures  require  stockholders  to deliver written notice to the Company's Secretary no earlier than 120 days and no later than 150
days  prior  to  the  date  the  Company  mails  its  proxy   materials  to  its
stockholders.  The notice must include  certain  information  about the nominee, including  the  information  required  under  Regulation  14A of the  Securities
Exchange Act of 1934, as amended.

     The Company also has a Compliance  Committee  which meets  periodically  as necessary and whose members are Messrs. Ciccotello,  Graham and Heath. Mr. Heath is the Chairman of the Compliance Committee. The Compliance Committee's function is to review the  results of  management's  compliance  testing  program  and to monitor compliance with the Company's Code of Ethics.

     Directors  and  officers of the Company who are  interested  persons of the
Company receive no salary or fees from the Company.  Each  Independent  Director receives from the Company an annual  retainer of $8,000 and a fee of $2,000 (and reimbursement  for  related  expenses)  for each  meeting of the Board he or she attends.  Each  Independent  Director also receives  $1,000 for each  telephonic committee  meeting.  The Chairman of the Audit Committee  receives an additional annual retainer of $4,000. No director or officer is entitled to receive pension or retirement benefits from the Company.

     The table below sets forth the  compensation  paid to the  directors by the
Company,  TYG and TYY during fiscal 2005.  The Company does not  compensate  its officers.

                                                                                                                    Total Compensation
                                                                                                                    from Fund and Fund
                                                                                                                      Complex Paid to
Name and Position                                                                          Aggregate Compensation        Directors
with the Company                                                                             from the Company(1)       (3 Companies)
----------------                                                                          -----------------------  -----------------
Independent Directors
Conrad S. Ciccotello..................................................................            $ 24,000              $   86,500
John R. Graham........................................................................            $ 20,000              $   73,500
Charles E. Heath......................................................................            $ 20,000              $   79,500

Interested Directors
H. Kevin Birzer.......................................................................                 -0-                     -0-

                                      S-12

Terry C. Matlack......................................................................                 -0-                     -0-

(1)  Because  the  Company  has  not  completed  its  first  full  fiscal  year, compensation  is  estimated  based upon  payments to be made by the Company during the current fiscal year.

     The  following  table  sets  forth the  dollar  range of equity  securities beneficially owned by each director in the Company as of ____________, 2006.

                                                                                              Aggregate Dollar Range of Equity Securities
                                                              Aggregate Dollar Range of         in All Registered Investment Companies
                                                        Company Securities Beneficially Owned      Overseen by Director in Family of
                   Name of Director                                by Director (1)                     Investment Companies (2)
                   ----------------                     ------------------------------------  ---------------------------------
Independent Directors
Conrad S. Ciccotello...............................
John R. Graham.....................................
Charles E. Heath...................................

Interested Directors

H. Kevin Birzer....................................
Terry C. Matlack...................................

(1)  Based on the closing  price of the  Company's  Common  Stock on the NYSE on
     ____________, 2006.

(2)  Includes the Company,  TYG and TYY.  Amounts  based on the closing price of common  shares  of the  Company,  TYG and TYY on the NYSE on  ____________,
     2006.

     The  following  table  sets  forth the  ownership  in TTO by the  Company's independent  directors as of  _______________,  2006. The Advisor also serves as the investment advisor to TTO.

                                                                                       Value of             Percent of
                       Name of Director                      Title of Class         Securities (1)           Class (2)
                       ----------------                      --------------         --------------           ---------
       Conrad S. Ciccotello (3)                              Common Shares
       John R. Graham (4)                                    Common Shares
       Charles E. Heath (5)                                  Common Shares

(1)  The value of the  securities  is determined by reference to the most recent price at which TTO sold its common  shares,  and  includes the net value of all warrants to purchase  common  shares of TTO  ("Warrants")  held by such director, assuming the Warrants were exercised on ______________, 2006.

(2)  The  percentage of class is determined by including all shares the director could purchase if the director  exercised all Warrants the director  holds, but not  including  the number of shares  which could be  purchased  by all other holders of Warrants if they exercised such Warrants.

(3)  Mr.  Ciccotello  holds  these  shares  jointly  with  his  wife,  Elizabeth
     Ciccotello.

(4)  These  shares are held of record by the John R.  Graham  Trust U/A  1/3/92,
     John R. Graham, Trustee.

(5)  These  shares are held of record by the  Charles  E.  Heath  Trust No.1 U/A
     2/1/92, Charles E. Heath and Kathleen M. Heath, Trustees.

Control Persons

     As of  the  date  of  this  Statement  of  Additional  Information,  to the knowledge  of the  Company,  no person  holds (sole or shared)  power to vote or dispose  of more  than 5% of the  outstanding  shares  of the  Company;  and the officers and directors of the Company,  as a group, own less than one percent of the Company's outstanding securities.

                                      S-13

Indemnification of Directors and Officers

     Maryland  law  permits a Maryland  corporation  to include in its charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (a) actual  receipt of an  improper  benefit or profit in money,
property  or  services  or  (b)  active  and  deliberate   dishonesty  which  is
established by a final  judgment as being  material to the cause of action.  The
Charter  contains such a provision  which  eliminates  directors'  and officers'
liability to the maximum extent permitted by Maryland law and the 1940 Act.

     The Charter  authorizes  the Company,  to the maximum  extent  permitted by
Maryland law and the 1940 Act, to obligate  itself to  indemnify  any present or former director or officer or any individual who, while a director or officer of the  Company  and at the request of the  Company,  serves or has served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee, from and against any claim or liability to which that person may become subject  or which that  person may incur by reason of his or her  service in any such capacity and to pay or reimburse his or her reasonable  expenses in advance of final  disposition of a proceeding.  The Bylaws obligate the Company,  to the maximum  extent  permitted by Maryland  law and the 1940 Act, to  indemnify  any present or former director or officer or any individual who, while a director of the  Company  and at the request of the  Company,  serves or has served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee and who is made, or threatened to be made, a party to the  proceeding by reason of his or her  service in that  capacity  from and  against  any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the
Company and to pay or  reimburse  his or her  reasonable  expenses in advance of final  disposition  of a  proceeding.  The  Charter  and Bylaws  also permit the
Company to indemnify and advance expenses to any person who served a predecessor of the  Company in any of the  capacities  described  above and any  employee or agent of the Company or a predecessor of the Company.

     Maryland law requires a corporation (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been  successful  in the  defense  of any  proceeding  to which  he is made,  or threatened  to be made,  a party by  reason  of his  service  in that  capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable  expenses actually incurred by them in connection with any proceeding to which they may be made,  or threatened to be made, a party by reason of their service in those or other  capacities  unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the  proceeding  and (1) was  committed  in bad  faith or (2) was the  result of active and deliberate dishonesty,  (b) the director or officer actually received an improper  personal benefit in money,  property or services or (c) in the case of any  criminal  proceeding,  the director or officer had  reasonable  cause to believe that the act or omission was unlawful.  However,  under  Maryland law, a
Maryland  corporation may not indemnify for an adverse  judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly  received,  unless in either case a court orders indemnification and then only for expenses. In addition,  Maryland law permits a corporation  to advance  reasonable  expenses to a director or officer  upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith  belief  that he has met the  standard of conduct  necessary  for indemnification  by the corporation  and (b) a written  undertaking by him or on his behalf to repay the amount paid or  reimbursed by the  corporation  if it is ultimately determined that the standard of conduct was not met.

Investment Advisor

     Tortoise Capital Advisors,  L.L.C., a Delaware limited  liability  company, serves as the Company's  investment  advisor.  The Advisor was formed in October
2002 and has been managing  portfolios of MLPs since then.  The Advisor also has been managing TYG since it began operations in February 2004, TYY since it began operations in May 2005, and TTO since it began  operations in December 2005. TYG is a non-diversified,  closed-end management investment company that was created to invest  principally in MLPs. TYY is a non-diversified  closed-end  management investment  company  that was  created to invest  principally  in MLPs and their affiliates.  TTO  is a  private  corporation  created  to  invest  primarily  in privately held and micro-cap public companies in the U.S. energy  infrastructure sector.  As of January 31, 2006 , the Advisor had client assets under management of approximately $1.6 billion. The Advisor is located at 10801 Mastin Boulevard,
Suite 222, Overland Park, Kansas 66210.

     The Advisor is controlled  equally by Fountain Capital  Management,  L.L.C.
("Fountain  Capital")  and Kansas City Equity  Partners  LC  ("KCEP").  Fountain
Capital  was formed in 1990 and is focused  primarily  on  providing  investment advisory  services to  institutional  investors with respect to below investment grade debt.  Fountain  Capital had  approximately  $2.3 billion of client assets under  management  as of January 31, 2006, of which  approximately  $265 million were in energy sector investments. KCEP was formed in 1993 and is focused solely on managing two private equity funds,  which have had combined committed capital of $100 million.  KCEP focuses on private  equity  investments  in the consumer, telecom/media and natural resource distribution and services industries.

                                      S-14

     Pursuant to an Advisory Agreement and subject to overall supervision by the
Board of Directors,  the Advisor  manages the  investments  of the Company.  The
Advisor is responsible for the investment of the Company's portfolio  consistent with the Company's investment  objective,  policies and limitations described in the prospectus and this Statement of Additional Information.

     Day-to-day  management of the Company's  portfolio is the responsibility of the Advisor's investment  committee,  which consists of Messrs.  Birzer,  Hamel,
Malvey, Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of the Advisor.  The other members of the investment committee are not employees of, the  Advisor,  but are  employees  of Fountain  Capital.  All members of the investment  committee have  undertaken to provide such services as are necessary to fulfill the  obligations of the Advisor to the Company.  The following  table provides  information  about the other accounts managed on a day-to-day basis by each of the portfolio managers as of ____________, 2006.

                                                                                                            Number of    Total Assets
                                                                                                            Accounts      of Accounts
                                                                                                  Total     Paying a       Paying a
                                                                                   Number of    Assets of  Performance    Performance
                                Name of Manager                                    Accounts     Accounts*      Fee            Fee
                                ---------------                                    --------     ---------      ---            ---
H. Kevin Birzer
  Registered investment companies.............................................
  Other pooled investment vehicles............................................
  Other accounts..............................................................
Zachary A. Hamel
  Registered investment companies.............................................
  Other pooled investment vehicles............................................
  Other accounts..............................................................
Kenneth P. Malvey
  Registered investment companies.............................................
  Other pooled investment vehicles............................................
  Other accounts..............................................................
Terry C. Matlack
  Registered investment companies.............................................
  Other pooled investment vehicles............................................
  Other accounts..............................................................
David J. Schulte
  Registered investment companies.............................................
  Other pooled investment vehicles............................................
  Other accounts..............................................................
------------

* In millions of dollars.

     The following table sets forth the dollar range of equity securities of the
Company  beneficially  owned by each of the portfolio managers as of the date of this Statement of Additional Information.

                                                                                        Aggregate Dollar Range
                                                                                         of Company Securities
                                            Name of Manager                          Beneficially Owned by Manager
                                            ---------------                          -----------------------------
H. Kevin Birzer.................................................................
Zachary A. Hamel................................................................
Kenneth P. Malvey...............................................................
Terry C. Matlack................................................................
David J. Schulte................................................................

     None of Messrs.  Schulte,  Matlack,  Birzer,  Hamel or Malvey  receives any direct  compensation  from the  Company  or any  other of the  managed  accounts reflected  in the table on page  S-___.  All such  accounts  are  managed by the
Advisor or KCEP.  Messrs.  Schulte and Matlack are  full-time  employees  of the
Advisor and  receive a fixed  salary for the  services  they  provide.  Fountain
Capital is paid a fixed monthly fee, subject to adjustment,  for the services of
Messrs. Birzer, Hamel or Malvey. Each of Messrs. Schulte, Matlack, Birzer, Hamel
and Malvey own an equity  interest in either KCEP or Fountain  Capital,  the two entities that control the Advisor,  and each thus benefits from increases in the net income of the Advisor, KCEP or Fountain Capital.

     In addition to portfolio management  services,  the Advisor is obligated to supply  the  Board  of  Directors  and  officers  of the  Company  with  certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the  preservation  of records in accordance  with applicable  federal  law and  regulations.  Under the  Advisory  Agreement,  the
Company pays the Advisor quarterly, as compensation for the services rendered by it, a fee  equal on an annual  basis to 1.0% of the  Company's

                                      S-15

average monthly Managed Assets. Under a Reimbursement Agreement, the Advisor has
contractually  agreed to waive or reimburse  the Company for fees and  expenses, including  the  investment  advisory  fee and  expenses in an amount equal on an annual basis to 0.25% of the average  monthly  Managed Assets for the first year of the  Company's  operations.  Managed  Assets  means the  total  assets of the
Company (including any assets attributable to leverage that may be outstanding), minus accrued liabilities. The Reimbursement Agreement terminates on the earlier of one year from the Company's initial public offering or the termination of the
Advisory  Agreement;  and it may be  terminated  by a vote of a majority  of the
Company's Independent Directors.

     The  Advisor  provides  office  facilities,   personnel  and  clerical  and
administrative   services  (other  than  services   provided  by  the  Company's
custodian,  accounting agent and  administrator,  dividend  disbursing agent and other service providers) pursuant to the Advisory Agreement with the Company.

     Because  the fee paid to the  Advisor  is  determined  on the  basis of the
Company's  Managed  Assets,  the Advisor's  interest in  determining  whether to leverage  the  Company may  conflict  with the  interests  of the  Company.  The
Company's  average  monthly  Managed  Assets are  determined  for the purpose of
calculating   the   management   fee  by  taking  the  average  of  the  monthly
determinations of Managed Assets during a given calendar  quarter.  The fees are payable  for each  calendar  quarter  within  five  days  after  the end of that quarter.  The Company bears all expenses not specifically assumed by the Advisor incurred in the Company's operations. Expenses borne by the Company include, but are not limited to, the following:  (1) expenses of maintaining  the Company and continuing its existence and related overhead, including, to the extent services are  provided by personnel  of the Advisor or its  affiliates,  office space and facilities and personnel  compensation,  training and benefits, (2) registration of the Company  under the 1940 Act,  (3)  commissions,  spreads,  fees and other expenses  connected with the acquisition,  holding and disposition of securities and other  investments  including  placement and similar fees in connection with direct  placements  entered  into  on  behalf  of  the  Company,  (4)  auditing, accounting and legal expenses,  (5) taxes and interest,  (6) governmental  fees,
(7)  expenses  of  listing  shares of the  Company  with a stock  exchange,  and expenses of issue, sale,  repurchase and redemption (if any) of interests in the
Company,  including  expenses  of  conducting  tender  offers for the purpose of repurchasing  Company interests,  (8) expenses of registering and qualifying the
Company and its shares under federal and state  securities laws and of preparing and  filing  registration  statements  and  amendments  for such  purposes,  (9)
expenses of reports and notices to stockholders  and of meetings of stockholders and proxy  solicitations  therefor,  (10)  expenses  of reports to  governmental officers and commissions,  (11) insurance expenses,  (12) association membership dues, (13) fees,  expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation  safekeeping of funds, securities and other investments,  keeping of books,  accounts and records,  and determination  of net asset values),  (14) fees,  expenses and  disbursements of transfer agents,  dividend and paying agents,  stockholder  servicing agents and registrars for all services to the Company,  (15)  compensation  and expenses of directors of the Company who are not members of the Advisor's organization, (16)
pricing and  valuation  services  employed  by the  Company,  (17) all  expenses incurred in connection with leveraging of the Company's assets through a line of credit,  indebtedness  or issuing and  maintaining  preferred  shares,  (18) all expenses  incurred in connection  with the  organization  of the Company and the
initial  public  offering  of  the  Company's  common  shares,   and  (19)  such
non-recurring items as may arise, including expenses incurred in connection with litigation,  proceedings  and  claims  and  the  obligation  of the  Company  to indemnify its directors, officers and stockholders with respect thereto.

     The Advisory  Agreement  provides  that the Advisor shall not be subject to any  liability in connection  with the  performance  of its services  under such agreement in the absence of willful misfeasance,  bad faith, gross negligence or reckless  disregard of its obligations and duties.  In the event that litigation against the  Advisor,  in  connection  with its  obligations  under the Advisory
Agreement, ends with a determination that the Advisor acted without culpability, the Company will reimburse the Advisor for reasonable  attorneys' fees and other expenses.  In the event a matter ends  without a court  ruling on the  Advisor's culpability,  the issue of whether the Company can reimburse the Advisor will be determined  by a committee of  Independent  Directors  who were not party to the suit or by an opinion of  independent  legal  counsel.  The  Company may advance expenses to the Advisor if (1) a committee of non-party Independent Directors or independent legal counsel  determine that the Advisor is likely to prevail,  and
(2) the Company is  adequately  assured of  repayment in the event of an adverse result.

     The Advisory  Agreement  will continue in force until October 31, 2007, and from  year to year  thereafter,  provided  such  continuance  is  approved  by a majority  of the Board of  Directors  or by vote of the holders of a majority of the outstanding  voting  securities of the Company.  Additionally,  the Advisory
Agreement  must be approved  annually  by vote of a majority of the  Independent
Directors.  The  Advisory  Agreement  may be  terminated  by the  Advisor or the
Company, without penalty, on sixty (60) days' written notice to the other party.
The  Advisory  Agreement  will  terminate  automatically  in  the  event  of its assignment.

     Prior to the initial  offering of the Company's  Common Stock, the Advisory
Agreement was  considered  and approved by the Board of  Directors,  including a majority of the Independent  Directors.  In considering the Advisory  Agreement, the Board of  Directors,  including  a majority  of the  Independent  Directors, determined  that the terms of the  agreement  are fair and  reasonable  and that approval  of the  Advisory  Agreement  on behalf of the  Company  is in the best interests of the Company.  In evaluating  the Advisory  Agreement,  the Board of
Directors reviewed  materials  furnished by the Advisor,  including  information regarding its affiliates and its

                                      S-16

personnel,  operations  and  financial  condition,  all of  which  the  Board of
Directors  found   satisfactory.   The  Board  of  Directors  also  specifically
considered the following factors as relevant to its determination to approve the
Advisory Agreement: (1) the history, reputation, qualification and background of the Advisor  and the team of analysts  and  portfolio  managers,  as well as the investment performance of TYG, all of which the Board of Directors concluded was
favorable;  (2)  the  breadth  of  the  securities,   including  Energy  Company
securities,  from which the Advisor would select investments for the Company and the analysis related to those securities, which the Board of Directors concluded should be beneficial to investors;  (3) the advisory fees and expense  ratios of the Company,  which the Board of Directors  concluded were reasonable  given the nature,  extent and quality of services  expected to be provided by the Advisor, and given the resources to be expended by the Advisor as part of its services to the  Company,  all in  comparison  to the  fee and  expense  ratios  of  similar closed-end  funds with  similar  investment  objectives  and  policies;  (4) the
Board's review of and satisfaction with the Advisor's Code of Ethics and certain other  material  policies and  procedures of the Advisor;  and (5) other factors deemed  relevant by the Board of Directors,  all of which the Board of Directors concluded  were  beneficial  to the Company.  The Board of  Directors  noted and approved that the fee rate would be  applicable to all assets under  management, including amounts representing  borrowings by the Company, even though the Board noted there was a potential  conflict of the Advisor in recommending  the amount of those  borrowings.  The Board of Directors  did not  consider  the  following factors in its approval of the Advisory  Agreement:  (1) the  performance of the
Company,  which was not  relevant  to the  Board's  determinations  because  the
Company had not yet commenced  operations;  (2) the benefits to be gained by the
Advisor's affiliates and the effect on the Company's stockholders as a result of the Advisor's relationship with the Company, which were not relevant because the
Advisor's affiliates do not receive benefits, such as soft-dollar  arrangements, as a result of the Advisor's  relationship with the Company;  and (3) the extent to which economies of scale could be realized by the Company through its growth, which was not relevant because the Company, as a closed-end fund, could not grow through the continuous  offering of its shares and was subject to limitations in using leverage.  Although the Board  considered the likely  profitability of the
Advisory Agreement in spite of the initial fee reimbursement,  the profits to be realized by the Advisor as a result of its  relationship  with the Company  were not  considered  as important as other  factors  because the size of the Company could not be predicted with reasonable certainty and therefore the profits to be realized by the Advisor could not be predicted with reasonable certainty.

Potential Conflicts of Interest

     The Advisor and its affiliates  manage other  accounts and portfolios  with investment  strategies  similar to those of the Company.  Securities  frequently meet the  investment  objectives of the Company and such other  accounts and the
Company may compete  against other accounts for the same trade the Company might otherwise make, including the priority of the trading order. In such cases, when practical,  the Advisor will attempt to allocate  securities  purchased on a pro rata  basis,  weighted  by the  asset  value  of  each  account.  Other  factors
considered  in  the  allocation  of  securities  include  cash  balances,   risk
tolerances and other guideline restrictions.

     It is  possible  that at  times  identical  securities  will be held by the
Company and other accounts.  However,  positions in the same issuer may vary and the length of time that the Company or other  accounts  may choose to hold their investment in the same issuer may likewise  vary. To the extent that one or more of the  accounts  managed by the Advisor  seeks to acquire the same  security at about the same time,  the Company may not be able to acquire as large a position in such  security  as it  desires  or it may have to pay a higher  price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular  portfolio security if the  Advisor  decides to sell on behalf of another  account  the same  portfolio security at the same time. On the other hand, if the same  securities are bought or sold at the same  time by the  Company  and  other  accounts,  the  resulting participation  in volume  transactions  could produce better  executions for the
Company. In the event more than one account purchases or sells the same security on a given  date,  the  purchases  and sales will  normally be made as nearly as practicable  on a pro rata  basis in  proportion  to the  amounts  desired to be purchased or sold by each account. Although the other accounts may have the same or similar investment  objectives and policies as the Company,  their portfolios may not  necessarily  consist  of the same  investments  as the  Company or each other,  and their  performance  results  are likely to differ  from those of the
Company.

Administrator, Custodian, Transfer Agent and Dividend Paying Agent

     The Company has engaged SEI Investments Mutual Funds Services,  One Freedom
Valley Drive Oaks,  Pennsylvania 19456, to serve as the Company's  administrator and provide  administrative  and  accounting  services to the Company.  Wachovia
Bank,  National  Association,  123 S. Broad  Street  Philadelphia,  Pennsylvania
19109,  serves as custodian of the  Company's  cash and  investment  securities.
Computershare Investor Services, LLC, Two North LaSalle Street Chicago, Illinois
60602,  serves as the Company's  transfer  agent.  Computershare  Trust Company,
Inc., Two North LaSalle Street Chicago,  Illinois 60602, serves as the Company's dividend paying agent, and agent for the Dividend Reinvestment Plan.

Code of Ethics

     The Company and the Advisor  have each  adopted a Code of Ethics under Rule
17j-1 of the 1940  Act,  which is  applicable  to the  officers,  directors  and designated employees of the Company and the Advisor (collectively, the "Codes").
Subject to certain

                                      S-17

limitations, the Codes permit those officers, directors and designated employees of the Company and the Advisor (the "Covered  Persons") to invest in securities, including  securities  that may be purchased  or held by the Company.  The Codes contain  provisions and  requirements  designed to identify and address  certain conflicts of interest between personal investment  activities of Covered Persons and the  interests of  investment  advisory  clients such as the Company.  Among other things,  the Codes  prohibit  certain types of  transactions  absent prior approval,  imposes time periods  during which personal  transactions  may not be made  in  certain  securities,  and  requires  submission  of  duplicate  broker confirmations and statements and quarterly reporting of securities transactions.
Exceptions  to these  and  other  provisions  of the  Codes  may be  granted  in particular circumstances after review by appropriate personnel.

     The Codes can be reviewed and copied at the SEC's Public  Reference Room in
Washington,  D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202)  942-8090.  The Codes are also available on the EDGAR  Database on the SEC's  Internet site at  http://www.sec.gov,  and, upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov  or by writing the SEC's Public Reference  Section,
Washington, D.C. 20549-0102.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor is responsible for decisions to buy and sell securities for the
Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  The Company generally will purchase  securities on a stock exchange  effected  through brokers who charge a commission for their  services.  The Company also may invest in securities  that are traded principally in the  over-the-counter  market. In the over-the-counter market,  securities generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of  such  securities  usually  includes  a  mark-up  to the  dealer.  Securities purchased in underwritten  offerings  generally  include,  in the price, a fixed amount of compensation  for the manager(s),  underwriter(s)  and dealer(s).  The
Company may also  purchase  certain  money market  instruments  directly from an issuer, in which case no commissions or discounts are paid.

     Payments  of  commissions  to  brokers  who are  affiliated  persons of the
Company (or affiliated  persons of such persons) will be made in accordance with
Rule 17e-1 under the 1940 Act.  Commissions paid on such  transactions  would be commensurate  with the  rate of  commissions  paid on  similar  transactions  to brokers that are not so affiliated.

     The Advisor may,  consistent  with the  interests  of the  Company,  select brokers on the basis of the  research,  statistical  and pricing  services  they provide  to  the  Company  and  the  Advisor's  other  clients.  Such  research, statistical and pricing services must provide lawful and appropriate  assistance to the Advisor's investment  decision-making process in order for such research, statistical and pricing  services to be considered by the Advisor in selecting a broker.  These research services may include  information on securities markets, the economy,  individual companies,  pricing information,  research products and services  and such  other  services  as may be  permitted  from  time to time by
Section 28(e) of the Exchange Act.  Information and research  received from such brokers will be in addition to, and not in lieu of, the services  required to be performed by the Advisor under its contract.  A commission  paid to such brokers may be higher than that which  another  qualified  broker would have charged for effecting the same  transaction,  provided  that the Advisor  determines in good faith that such  commission is reasonable in terms either of the  transaction or the overall  responsibility  of the Advisor to the Company and its other clients and that  the  total  commissions  paid by the  Company  will be  reasonable  in relation to the benefits to the Company over the  long-term.  The advisory  fees that the Company pays to the Advisor will not be reduced as a consequence of the
Advisor's  receipt of  brokerage  and  research  services.  To the  extent  that
portfolio   transactions  are  used  to  obtain  such  services,  the  brokerage commissions  paid by the Company will exceed those that might  otherwise be paid by an amount which cannot be presently  determined.  Such services generally may be  useful  and of value to the  Advisor  in  serving  one or more of its  other clients and,  conversely,  such services  obtained by the placement of brokerage business of other clients  generally  would be useful to the Advisor in carrying out its  obligations  to the  Company.  While such  services are not expected to reduce the  expenses  of the  Advisor,  the  Advisor  would,  through use of the services,  avoid the  additional  expenses  that would be  incurred if it should attempt to develop comparable  information  through their own staff.  Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

     One or more of the other investment  companies or accounts that the Advisor manages may own from time to time some of the same  investments  as the Company.
Investment  decisions for the Company are made independently from those of other investment  companies  or  accounts;  however,  from  time  to  time,  the  same investment  decision may be made for more than one company or account.  When two or more companies or accounts seek to purchase or sell the same securities,  the securities  actually purchased or sold will be allocated among the companies and accounts on a good faith  equitable  basis by the Advisor in its  discretion  in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the
Company. In other cases,  however,  the ability of the Company to participate in volume  transactions  may produce  better  execution for the Company.  It is the opinion of the Company's Board of Directors that this  advantage,  when combined with the other benefits  available due to the Advisor's  organization,  outweigh any  disadvantages  that  may be said to exist  from  exposure  to  simultaneous transactions.

                                      S-18

     It is not the Company's policy to engage in transactions with the objective of seeking  profits  from  short-term  trading.  It is expected  that the annual portfolio  turnover  rate of the  Company  will be less than 30%.  Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased costs, including brokerage  commissions,  dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                                 NET ASSET VALUE

     The net asset value of the  Company's  Common Stock is computed  based upon the value of the Company's  portfolio  securities  and other  assets.  Net asset value per share of Common Stock is  determined  monthly  during each month as of the close of the last day of the  regular  trading  session on the NYSE for such month.  The  Company  calculates  net asset  value per share of Common  Stock by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Company (the value of the  securities  plus cash or other  assets, including  interest accrued but not yet received) and dividing the result by the total number of shares of Common Stock.

     Pursuant to an agreement  with SEI  Investments  Mutual Fund  Services (the
"Accounting Services Provider"), the Accounting Services Provider will value the assets in the  Company's  portfolio  in  accordance  with  valuation  procedures adopted by the Board of Directors (the "Valuation  Procedures").  The Accounting
Services  Provider will obtain  securities  market  quotations from  independent pricing services approved by the Advisor and ratified by the Board of Directors.
Securities for which market  quotations are readily available shall be valued at
"market value." Any other securities shall be valued at "fair value."

     Valuation of certain assets at market value will be as follows.  For equity securities,  the Accounting  Services  Provider will first use readily available market quotations and will obtain direct written  broker-dealer  quotations if a security is not traded on an exchange or quotations  are not  available  from an approved pricing service.  For fixed income securities,  the Accounting Services
Provider  will use  readily  available  market  quotations  based  upon the last updated  sale price or market  value from a pricing  service or by  obtaining  a direct  written  broker-dealer  quotation from a dealer who has made a market in the security.  For options,  futures contracts and options of futures contracts, the Accounting  Services Provider will use readily available market  quotations.
If no sales are reported on any exchange or OTC market, the Accounting  Services
Provider  will use the  calculated  mean based on bid and asked prices  obtained from the primary  exchange or OTC market.  Other assets will be valued at market value pursuant to the Company's Valuation Procedures.

If the Accounting  Services Provider cannot obtain a market value or the Advisor determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant  development  subsequent to the time its price is  determined  or  otherwise),  fair value for the  security shall  be  determined  pursuant  to  the  Valuation  Procedures.  The  Valuation
Procedures  provide  that the Advisor  will  consider a variety of factors  with respect to the individual  issuer and security in determining and monitoring the
continued   appropriateness  of  fair  value,  including,   without  limitation,
financial  statements and fundamental data with respect to the issuer, cost, the amount of any discount,  restrictions  on transfer and  registration  rights and other information deemed relevant. A report of any prices determined pursuant to certain  pre-approved  methodologies will be presented to the Board of Directors or a designated  committee thereof for approval at the next regularly  scheduled
Board meeting;  otherwise  approval of the Board shall be sought  promptly.  The
Valuation Procedures provide for two pre-approved  methodologies with respect to restricted  securities.  First,  direct  placements  of  securities  of  private companies (i.e.,  companies with no outstanding  public  securities)  ordinarily will be valued at cost initially.  Second, if a restricted security has a common share counterpart trading in a public market or the security is convertible into publicly traded  securities,  the security will be valued at a discount from the common  share market  price based on the  restrictions  that apply to its resale and/or conversion. The foregoing methods for valuing privately placed securities may be used only as long as the Advisor believes they continue to represent fair value.

                  ADDITIONAL INFORMATION CONCERNING THE AUCTION

General

     Capitalized  terms used but not  defined  in the  Statement  of  Additional
Information  shall have the  meanings  given to such terms in  Appendix A to the
Statement of Additional Information.

     Auction Agency  Agreement.  The Company has entered into the Auction Agency
Agreement (the "Auction Agency  Agreement")  with the Auction Agent  (currently,
The Bank of New York) which provides, among other things, that the Auction Agent will  follow the  procedures  for the Auction  (the  "Auction  Procedures")  for
purposes of  determining  the  Applicable  Rate for each series of MMP Shares so long as the Applicable  Rate for MMP Shares of such series is to be based on the results of an Auction.

                                      S-19

     Broker-Dealer Agreements. Each Auction requires the participation of one or
more   Broker-Dealers.   The   Auction   Agent  has  entered   into   Agreements
(collectively,  the  "Broker-Dealer  Agreements")  with  several  Broker-Dealers
selected  by  the  Company,   which  provide  for  the  participation  of  those
Broker-Dealers in Auctions for MMP Shares. See "Broker-Dealers" below.

     Securities Depository. The Depository Trust Company ("DTC") will act as the
Securities  Depository  for the Agent Members with respect to each series of MMP
Shares.  One certificate for each series of MMP Shares will be registered in the name of Cede & Co., as nominee of the Securities  Depository.  Such  certificate will bear a legend to the effect that such  certificate is issued subject to the provisions  restricting  transfers  of MMP  Shares  contained  in  the  Articles
Supplementary.  The Company also will issue  stop-transfer  instructions  to the transfer  agent for each series of MMP Shares.  Cede & Co. will be the Holder of record of each  series of all MMP Shares and owners of such MMP Shares  will not be entitled to receive  certificates  representing  their ownership  interest in such MMP Shares.

     DTC, a New York-chartered limited purpose trust company,  performs services for its participants  (including the Agent Members),  some of whom (and/or their representatives)  own DTC.  DTC  maintains  lists of its  participants  and will maintain the positions (ownership  interests) held by each such participant (the
"Agent  Member") in MMP Shares,  whether for its own account or as a nominee for another person.

Concerning the Auction Agent

     The  Auction  Agent is acting as  non-fiduciary  agent for the  Company  in connection with Auctions. In the absence of bad faith or gross negligence on its part,  the Auction Agent will not be liable for any action taken,  suffered,  or omitted or for any error of judgment made by it in the performance of its duties under the  Auction  Agency  Agreement  and will not be  liable  for any error of judgment  made in good faith  unless the  Auction  Agent will have been  grossly negligent in ascertaining the pertinent facts.

     The  Auction  Agent may rely upon,  as evidence  of the  identities  of the
Existing  Holders of MMP  Shares,  the  Auction  Agent's  registry  of  Existing
Holders,  the results of Auctions and notices from any  Broker-Dealer  (or other
Person,  if permitted by the Company) with respect to transfers  described under
"The Auction" in the Prospectus and notices from the Company.  The Auction Agent is not  required to accept any such notice for an Auction  unless it is received by the  Auction  Agent by 3:00 p.m.,  New York City time,  on the  Business  Day preceding such Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier than 60 days after such notice.  If the Auction
Agent  should  resign,  the Company  will use its best  efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and  conditions  as the  Auction  Agency  Agreement.  The Company may remove the
Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

     After each  Auction  for MMP  Shares,  the  Auction  Agent will pay to each
Broker-Dealer,  from funds  provided  by the  Company,  a service  charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a rate period of less than one year,  or a percentage  agreed to by the Company and the
Broker-Dealers in the case of any Auction immediately preceding a rate period of one  year  or  longer,  of the  purchase  price  of MMP  Shares  placed  by such
Broker-Dealer at such Auction.  For the purposes of the preceding sentence,  MMP
Shares will be placed by a Broker-Dealer if such MMP Shares were (a) the subject of Hold  Orders  deemed  to have  been  submitted  to the  Auction  Agent by the
Broker-Dealer  and were  acquired by such  Broker-Dealer  for its own account or were acquired by such  Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order  submitted  by such  Broker-Dealer  that is (1) a
Submitted  Bid of an Existing  Holder  that  resulted  in such  Existing  Holder continuing to hold such MMP Shares as a result of the Auction or (2) a Submitted
Bid of a Potential Holder that resulted in such Potential Holder purchasing such
MMP Shares as a result of the Auction or (3) a valid Hold Order.

     The  Company  may  request  the  Auction  Agent  to  terminate  one or more
Broker-Dealer  Agreements at any time upon the giving of proper notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer  Agreement  provides that a Broker-Dealer  (other than an affiliate  of the  Company)  may  participate  in Auctions  for its own account.
However,  the  Company,  by  notice  to all  Broker-Dealers,  may  prohibit  all
Broker-Dealers from submitting bids in Auctions for their own accounts, provided that they may  continue  to submit  Hold  Orders  and Sell  Orders for their own accounts.  Any  Broker-Dealer  that is an  affiliate  of the  Company may submit orders in Auctions,  but only if such Orders are not for its own  account.  If a
Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage  over other bidders  because it

                                      S-20

would  have  knowledge  of all  Orders  submitted  by it in that  Auction;  such
Broker-Dealer,  however,  would not have knowledge of orders  submitted by other
Broker-Dealers in that Auction.

                              PROXY VOTING POLICIES

     The  Company  and the  Advisor  have  adopted  proxy  voting  policies  and procedures  ("Proxy  Policy"),  which they  believe are  reasonably  designed to ensure  that  proxies  are voted in the best  interests  of the  Company and its stockholders.  Subject to the oversight of the Board of Directors, the Board has delegated  responsibility  for  implementing  the Proxy  Policy to the  Advisor.
Because of the unique nature of MLPs,  the Advisor shall evaluate each MLP proxy on a case-by-case basis.  Because proxies of MLPs are expected to relate only to extraordinary  measures,  the  Company  does not  believe it is prudent to adopt pre-established voting guidelines.

     In the event  requests for proxies are received  with respect to the voting of equity  securities other than MLP equity units, on routine  matters,  such as election of directors or approval of auditors, the proxies usually will be voted with management  unless the Advisor  determines it has a conflict or the Advisor determines there are other reasons not to vote with  management.  On non-routine matters,  such as amendments  to governing  instruments,  proposals  relating to
compensation  and  stock  option  and  equity  compensation   plans,   corporate
governance  proposals  and  stockholder  proposals,  the Advisor  will vote,  or abstain from voting if deemed  appropriate,  on a case by case basis in a manner it believes to be in the best economic  interest of the Company's  stockholders.
In the event requests for proxies are received with respect to debt  securities, the  Advisor  will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders.

     The Chief Executive  Officer is responsible for monitoring  Company actions and  ensuring  that (1) proxies are received  and  forwarded to the  appropriate decision  makers;  and (2) proxies are voted in a timely  manner upon receipt of voting  instructions.  The Company is not responsible for voting proxies it does not receive,  but will make reasonable  efforts to obtain missing  proxies.  The
Chief  Executive  Officer  shall  implement  procedures  to identify and monitor potential  conflicts of interest  that could  affect the proxy  voting  process, including (1) significant  client  relationships;  (2) other potential  material business relationships;  and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the  Advisor  and shall be executed  by the Chief  Executive  Officer.  Every effort  shall be made to  consult  with the  portfolio  manager  and/or  analyst covering the security. The Company may determine not to vote a particular proxy, if the costs and burdens  exceed the benefits of voting (e.g.,  when  securities are subject to loan or to share blocking restrictions).

     If a request  for  proxy  presents  a  conflict  of  interest  between  the
Company's stockholders on one hand, and the Advisor, the principal underwriters, or any affiliated persons of the Company,  on the other hand, Company management may (1) disclose  the  potential  conflict to the Board of Directors  and obtain consent; or (2) establish an ethical wall or other informational barrier between the  persons  involved  in the  conflict  and  the  persons  making  the  voting decisions.

     Information regarding how the Company voted proxies for the period from its commencement of operations through June 30, 2005, is available without charge by calling the Company at  1-800-919-0315.  You may also access this information on the SEC's website at  http://www.sec.gov.  The  Company's  link on the Advisor's website  at  www.tortoiseadvisors.com  provides  a link to all of the  Company's reports on the SEC's website.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, serves as the independent registered public accounting firm for the Company. Ernst & Young
LLP will provide audit  services,  tax return  preparation  and  assistance  and consultation in connection with review of the Company's filings with the SEC.

                                    CUSTODIAN

     Wachovia Bank,  National  Association,  123 S. Broad Street,  Philadelphia,
Pennsylvania 19109, serves as the custodian of the Company's cash and investment securities and performs  customary  custody services for the Company,  including those  respecting the Company's  foreign assets as required by the 1940 Act. The
Company  will pay the  Custodian  an annual fee of 0.004% of the  average  daily market value of the  Company's  domestic  assets and 0.015% of the average daily market value of the Company's Canadian assets.

                               INTERNAL ACCOUNTANT

     SEI  Investments  Mutual Funds  Services  ("SEI")  serves as the  Company's internal  accountant.  The  Company  pays  SEI an  annual  fee of  0.05%  of the
Company's  aggregate  average  daily  managed  assets up to and  including  $500 million  and 0.04% of the

                                      S-21

Company's aggregate average daily managed assets exceeding $500 million, subject to a minimum  annual fee of $100,000,  for the provision of  administrative  and accounting services to the Company.

                             ADDITIONAL INFORMATION

     A  Registration  Statement  on  Form  N-2,  including  amendments  thereto, relating to the MMP Shares  offered  hereby,  has been filed by the Company with the SEC. The Company's  prospectus and this Statement of Additional  Information do not contain all of the information set forth in the  Registration  Statement, including any exhibits and schedules  thereto.  Please refer to the Registration
Statement for further  information  with respect to the Company and the offering of the MMP Shares.  Statements  contained in the Company's  prospectus  and this
Statement of Additional  Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other  document filed as an exhibit to a
Registration  Statement,  each such statement being qualified in all respects by such reference.  Copies of the Registration  Statement may be inspected  without charge at the SEC's principal  office in Washington,  D.C., and copies of all or any part  thereof may be obtained  from the SEC upon the payment of certain fees prescribed by the SEC.

                                      S-22

             Report Of Independent Registered Public Accounting Firm

                                      F-1

                                   APPENDIX A-

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                             ARTICLES SUPPLEMENTARY

                SERIES I MONEY MARKET CUMULATIVE PREFERRED SHARES

                                       A-1

                                   APPENDIX B-

                              RATING OF INVESTMENTS

                         MOODY'S INVESTORS SERVICE, INC.

     Moody's  long-term  obligation  ratings are opinions of the relative credit risk of fixed-income  obligations with an original maturity of one year or more.
They address the possibility that a financial  obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

     "Aaa" Obligations  rated Aaa are judged to be of the highest quality,  with minimal credit risk.

     "Aa" Obligations  rated Aa are judged to be of high quality and are subject to very low credit risk.

     "A" Obligations rated A are considered  upper-medium  grade and are subject to low credit risk.

     "Baa"  Obligations  rated Baa are subject to moderate credit risk. They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

     "Ba" Obligations  rated Ba are judged to have speculative  elements and are subject to substantial credit risk.

     "B" Obligations rated B are considered  speculative and are subject to high credit risk.

     "Caa"  Obligations  rated  Caa are  judged to be of poor  standing  and are subject to very high credit risk.

     "Ca" Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C"  Obligations  rated C are the  lowest  rated  class  of  bonds  and are typically  in default,  with little  prospect  for  recovery  of  principal  and interest.

     Note:  Moody's  appends  numerical  modifiers  1, 2, and 3 to each  generic rating  classification  from Aa through Caa.  The modifier 1 indicates  that the obligation ranks in the higher end of its generic rating category;  the modifier
2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

    US Municipal and Tax-Exempt Ratings

     Municipal  ratings  are based upon the  analysis  of four  primary  factors
relating    to    municipal    finance:    economy,    debt,    finances,    and
administration/management   strategies.   Each  of  the  factors  is   evaluated
individually  and for its  effect on the other  factors  in the  context  of the municipality's ability to repay its debt.

     "Aaa"   Issuers   or   issues   rated   Aaa   demonstrate   the   strongest
creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Aa" Issuers or issues rated Aa  demonstrate  very strong  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "A"  Issuers  or issues  rated A  present  above  average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Baa"  Issuers  or issues  rated  Baa  represent  average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Ba" Issuers or issues rated Ba demonstrate below-average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "B" Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

                                      B-1

     "Caa" Issuers or issues rated Caa  demonstrate  very weak  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Ca" Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "C" Issuers or issues  rated C  demonstrate  the  weakest  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note:  Moody's  appends  numerical  modifiers  1, 2, and 3 to each  generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category;  the modifier
2 indicates a mid-range  ranking;  and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody's  Highest  Ratings of State and Municipal  Notes and Other
Short-Term Loans

     Moody's  ratings for state and municipal notes and other  short-term  loans are designated  "Moody's  Investment  Grade" ("MIG" or, for variable or floating rate  obligations,  "VMIG").  Such ratings  recognize  the  differences  between short-term  credit risk and long-term risk.  Factors  affecting the liquidity of the  borrower  and  short-term  cyclical  elements  are  critical in  short-term ratings. Symbols used will be as follows:

     "MIG-1"  This  designation  denotes  superior  credit  quality.   Excellent
protection is afforded by  established  cash flows,  highly  reliable  liquidity support, or demonstrated broad-based access to the market for refinancing.

     "MIG-2"  This  designation  denotes  strong  credit  quality.   Margins  of
protection are ample, although not as large as in the preceding group.

     "MIG-3" This designation  denotes acceptable credit quality.  Liquidity and cash-flow  protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG"  This  designation  denotes  speculative-grade  credit  quality.  Debt instruments in this category may lack sufficient  margins of protection.  Demand features  rated in this  category may be supported by a liquidity  provider that does not have an investment grade  short-term  rating or may lack the structural and/or  legal  protections  necessary  to ensure the timely  payment of purchase price upon demand.

     "VMIG  1" This  designation  denotes  superior  credit  quality.  Excellent protection  is  afforded  by the  superior  short-term  credit  strength  of the liquidity  provider and structural and legal  protections that ensure the timely payment of purchase price upon demand.

     "VMIG 2" This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity  provider and structural  and legal  protections  that  ensure the timely  payment of purchase price upon demand.

     "VMIG 3" This  designation  denotes  acceptable  credit  quality.  Adequate protection is afforded by the  satisfactory  short-term  credit  strength of the liquidity  provider and structural and legal  protections that ensure the timely payment of purchase price upon demand.

    Description of Moody's Short Term Ratings

     Moody's  short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term
programs  or  to  individual  short-term  debt  instruments.   Such  obligations
generally  have an original  maturity  not  exceeding  thirteen  months,  unless explicitly noted.

     "P-1" Issuers (or  supporting  institutions)  rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2"  Issuers (or  supporting  institutions)  rated  Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                      B-2

    "NP" Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                  FITCH RATINGS

    A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

     "AAA"  --  Highest  credit   quality.   `AAA'  ratings  denote  the  lowest
expectation  of credit  risk.  They are assigned  only in case of  exceptionally strong  capacity for timely payment of financial  commitments.  This capacity is highly unlikely to be affected adversely by foreseeable events.

     "AA"  --  Very  high  credit  quality.  `AA'  ratings  denote  a  very  low expectation  of credit  risk.  They  indicate  very strong  capacity  for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

     "A" -- High credit quality.  `A' ratings denote a low expectation of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB"  -- Good  credit  quality.  `BBB'  ratings  indicate  that  there  is currently a low  expectation  of credit risk. The capacity for timely payment of
financial   commitments  is  considered   adequate,   but  adverse   changes  in
circumstances  and in  economic  conditions  are  more  likely  to  impair  this capacity. This is the lowest investment-grade category.

Speculative Grade

     "BB" -- Speculative.  `BB' ratings  indicate that there is a possibility of credit risk  developing,  particularly as the result of adverse  economic change over time; however, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

     "B" -- Highly  speculative.  `B' ratings indicate that  significant  credit risk is present, but a limited margin of safety remains.  Financial  commitments are currently being met;  however,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC",  "CC",  "C" -- High  default  risk.  Default is a real  possibility.
Capacity for meeting  financial  commitments is solely  reliant upon  sustained, favorable  business  or economic  developments.  A `CC'  rating  indicates  that default of some kind appears probable. ` C' ratings signal imminent default.

     "DDD", "DD", And "D" Default -- The ratings of obligations in this category are  based on their  prospects  for  achieving  partial  or full  recovery  in a reorganization or liquidation of the obligor. While expected recovery values are highly  speculative  and cannot be estimated with any  precision,  the following serve as general  guidelines.  `DDD'  obligations have the highest potential for recovery,  around  90%-100% of outstanding  amounts and accrued  interest.  `DD'
indicates  potential  recoveries  in the range of  50%-90%,  and `D' the  lowest recovery  potential,  i.e.,  below 50%.  Entities  rated in this  category  have defaulted  on some or all of their  obligations.  Entities  rated `DDD' have the highest  prospect for resumption of  performance or continued  operation with or without  a  formal  reorganization  process.  Entities  rated  `DD'  and `D' are generally undergoing a formal reorganization or liquidation process; those rated
`DD' are likely to satisfy a higher  portion of their  outstanding  obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

     A  short-term  rating  has a time  horizon  of less than 12 months for most obligations,  or up to three years for U.S. public finance securities,  and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     "F1" -- Highest credit quality. Indicates the strongest capacity for timely payment  of  financial  commitments;  may  have  an  added  "+"  to  denote  any exceptionally strong credit feature.

                                      B-3

     "F2" -- Good credit quality. A satisfactory  capacity for timely payment of financial  commitments,  but the margin of safety is not as great as in the case of the higher ratings.

     "F3" -- Fair credit  quality.  The capacity for timely payment of financial commitments is adequate;  however,  near-term  adverse changes could result in a reduction to  non-investment  grade. B Speculative.  Minimal capacity for timely payment of  financial  commitments,  plus  vulnerability  to  near-term  adverse changes in financial and economic conditions.

     "B" --  Speculative.  Minimal  capacity  for timely  payment  of  financial commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

     "C" -- High  default  risk.  Default is a real  possibility.  Capacity  for meeting  financial  commitments  is solely  reliant upon a sustained,  favorable business and economic environment.

     "D" -- Default. Denotes actual or imminent payment default.

     Notes to Long-term and Short-term ratings:

     "+" or "-" may be appended  to a rating to denote  relative  status  within major rating  categories.  Such  suffixes  are not added to the `AAA'  Long-term rating category,  to categories below `CCC', or to Short-term ratings other than
`F1'.

     "NR"  indicates  that  Fitch  Ratings  does not rate the issuer or issue in question.

     "Withdrawn" -- A rating is withdrawn when Fitch Ratings deems the amount of information  available  to  be  inadequate  for  rating  purposes,  or  when  an obligation matures, is called, or refinanced.

     "Rating  Watch" -- Ratings are placed on Rating  Watch to notify  investors that  there is a  reasonable  probability  of a  rating  change  and the  likely direction of such  change.  These are  designated  as  "Positive",  indicating a potential upgrade,  "Negative",  for a potential  downgrade,  or "Evolving",  if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

     A Rating Outlook  indicates the direction a rating is likely to move over a one to two year  period.  Outlooks  may be  positive,  stable,  or  negative.  A positive  or  negative  Rating  Outlook  does  not  imply  a  rating  change  is inevitable.  Similarly,  ratings  for  which  outlooks  are  `stable'  could  be downgraded  before an outlook  moves to positive  or  negative if  circumstances warrant such an action.  Occasionally,  Fitch  Ratings may be unable to identify the fundamental  trend.  In these cases,  the Rating Outlook may be described as evolving.

                          STANDARD & POOR'S CORPORATION

     A brief  description of the  applicable  Standard & Poor's  Corporation,  a division of The  McGraw-Hill  Companies  ("Standard & Poor's" or "S&P"),  rating symbols and their meanings (as published by S&P) follows:

     A  Standard  & Poor's  issue  credit  rating  is a current  opinion  of the creditworthiness of an obligor with respect to a specific financial  obligation, a specific  class of  financial  obligations,  or a specific  financial  program
(including  ratings on medium term note programs and commercial paper programs).
It takes into consideration the  creditworthiness  of guarantors,  insurers,  or other forms of credit enhancement on the obligation.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not  comment  as to  market  price or  suitability  for a  particular investor.

     Issue  credit  ratings are based on current  information  furnished  by the obligors  or  obtained  by  Standard & Poor's  from other  sources it  considers reliable.  Standard & Poor's  does not perform an audit in  connection  with any credit  rating and may, on occasion,  rely on unaudited  financial  information.
Credit  ratings may be changed,  suspended,  or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue  credit  ratings can be either  long-term or  short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant  market.  In the U.S.,  for  example,  that means  obligations  with an original maturity of no more than 365 days -- including commercial paper.

                                      B-4

     Short-term  ratings are also used to indicate  the  creditworthiness  of an obligor with respect to put features on long-term  obligations.  The result is a dual  rating,  in which the  short-term  ratings  address  the put  feature,  in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

     Issue  credit  ratings  are  based in  varying  degrees,  on the  following considerations:

     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial  commitment  on an obligation in accordance  with the terms of the obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection  afforded by, and relative position of, the obligation in the event of  bankruptcy,  reorganization,  or other  arrangement  under the laws of bankruptcy  and other  laws  affecting  creditors'  rights.  The  issue  ratings definitions  are expressed in terms of default  risk.  As such,  they pertain to senior  obligations of an entity.  Junior  obligations are typically rated lower than senior obligations,  to reflect the lower priority in bankruptcy,  as noted
above.

     "AAA" -- An  obligation  rated  `AAA' has the  highest  rating  assigned by
Standard & Poor's.  The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

     "AA" -- An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" -- An obligation  rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" -- An obligation rated `BBB' exhibits adequate protection parameters.
However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

     "BB",  "B",  "CCC",  "CC", and "C" -- Obligations  rated `BB',  `B', `CCC',
`CC', and `C' are regarded as having  significant  speculative  characteristics.
`BB' indicates the least degree of speculation  and `C' the highest.  While such obligations will likely have some quality and protective characteristics,  these may  be  outweighed  by  large  uncertainties  or  major  exposures  to  adverse conditions.

     "BB" -- An obligation  rated `BB' is less  vulnerable  to  nonpayment  than other  speculative  issues.  However,  it faces major ongoing  uncertainties  or exposure to adverse business,  financial,  or economic  conditions,  which could lead to the obligor's  inadequate  capacity to meet its financial  commitment on the obligation.

     "B" -- An  obligation  rated  `B' is more  vulnerable  to  nonpayment  than obligations  rated `BB', but the obligor  currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's  capacity or willingness to meet its financial commitment on the obligation.

     "CCC" -- An  obligation  rated `CCC' is currently  vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC"  -- An  obligation  rated  `CC'  is  currently  highly  vulnerable  to nonpayment.

     "C" -- The `C' rating may be used to cover a situation  where a  bankruptcy petition has been filed or similar  action has been taken,  but payments on this obligation are being continued.

     "D" -- An  obligation  rated  `D' is in  payment  default.  The `D'  rating category  is used when  payments on an  obligation  are not made on the date due even if the  applicable  grace period has not  expired,  unless  Standard  &
Poor's believes that such payments will

                                      B-5

be made  during  such grace  period.  The `D' rating  also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     "+/-" -- Plus (+) or minus  (-).  The  ratings  from  `AA' to `CCC'  may be modified  by the  addition  of a plus or minus  sign to show  relative  standing within the major rating categories.

     "c" -- The `c'  subscript  is used to  provide  additional  information  to investors that the bank may terminate its obligation to purchase  tendered bonds if the long-term credit rating of the issuer is below an investment-grade  level and/or the issuer's bonds are deemed taxable.

     "P" --  The  letter  `p'  indicates  that  the  rating  is  provisional.  A provisional rating assumes the successful  completion of the project financed by the debt being rated and indicates that payment of debt service  requirements is largely or entirely  dependent  upon the  successful,  timely  completion of the project.  This rating,  however,  while addressing credit quality  subsequent to completion of the project,  makes no comment on the likelihood of or the risk of default upon failure of such  completion.  The investor  should exercise his own judgment with respect to such likelihood and risk.

     "*" --  Continuance  of the ratings is  contingent  upon  Standard & Poor's receipt of an executed  copy of the escrow  agreement  or closing  documentation confirming investments and cash flows.

     "r" -- The `r' highlights derivative, hybrid, and certain other obligations that  Standard  &  Poor's  believes  may  experience  high  volatility  or  high variability in expected returns as a result of noncredit risks. Examples of such obligations  are  securities  with  principal  or  interest  return  indexed  to
equities,   commodities,   or  currencies;   certain  swaps  and  options;   and
interest-only  and  principal-only  mortgage  securities.  The absence of an `r'
symbol should not be taken as an indication  that an obligation  will exhibit no volatility or variability in total return.

    N.R. -- Not rated.

     Debt  obligations of issuers  outside the United States and its territories are rated on the same basis as domestic  corporate  and  municipal  issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

     Under present  commercial bank regulations issued by the Comptroller of the
Currency,  bonds rated in the top four  categories  (`AAA',  `AA',  `A',  `BBB', commonly known as  investment-grade  ratings) generally are regarded as eligible
for  bank  investment.   Also,  the  laws  of  various  states  governing  legal
investments  impose certain rating or other standards for  obligations  eligible for investment by savings  banks,  trust  companies,  insurance  companies,  and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

     A Standard & Poor's note ratings  reflect the liquidity  factors and market access  risks  unique to notes.  Notes  due in three  years or less will  likely receive a note  rating.  Notes  maturing  beyond  three  years will most  likely receive a long-term debt rating.  The following  criteria will be used in making that assessment:

     Amortization  schedule -- the larger the final  maturity  relative to other maturities, the more likely it will be treated as a note; and

     Source of payment -- the more  dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

    "SP-1" -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+)
designation.

                                      B-6

     "SP-2" --  Satisfactory  capacity to pay principal and interest,  with some vulnerability  to adverse  financial  and economic  changes over the term of the notes.

     "SP-3" -- Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch  as it does  not  comment  as to  market  price  or  suitability  for a particular investor.  The ratings are based on current information  furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not  perform an audit in  connection  with any rating and may,  on occasion,  rely on unaudited financial information.  The ratings may be changed, suspended,  or  withdrawn  as a result of changes in or  unavailability  of such information or based on other circumstances.

Commercial Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely  payment of debt  having an  original  maturity of no more than 365 days.
Ratings are graded into several  categories,  ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

     "A-1" -- A  short-term  obligation  rated  `A-1'  is  rated in the  highest category  by Standard & Poor's.  The  obligor's  capacity to meet its  financial
commitment  on  the  obligation  is  strong.   Within  this  category,   certain
obligations  are  designated  with a plus  sign  (+).  This  indicates  that the obligor's  capacity to meet its  financial  commitment on these  obligations  is extremely strong.

     "A-2" -- A short-term  obligation  rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic  conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" -- A short-term  obligation rated `A-3' exhibits adequate  protection parameters.  However,  adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial commitment on the obligation.

     "B" -- A short-term  obligation rated `B' is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial  commitment  on  the  obligation;  however,  it  faces  major  ongoing uncertainties which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

     "C" -- A  short-term  obligation  rated  `C'  is  currently  vulnerable  to nonpayment  and is dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" -- A short-term  obligation  rated `D' is in payment  default.  The `D'
rating  category is used when payments on an obligation are not made on the date due even if the  applicable  grace  period has not  expired,  unless  Standard &
Poor's  believes that such  payments will be made during such grace period.  The
`D' rating  also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial  rating is not a recommendation  to purchase,  sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information  furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not  perform an audit in  connection  with any rating and may,  on occasion,  rely on unaudited financial information.  The ratings may be changed, suspended,  or  withdrawn  as a result of changes in or  unavailability  of such information or based on other circumstances.

                                      B-7

                            Part C--Other Information

Item 25. Financial Statements and Exhibits

1.       Financial Statements:

         The Registrant's audited financial statements dated ______________,
2006 and notes thereto are filed herein and appear in the Statement of
Additional Information.

2.       Exhibits:

Exhibit   Description of Document
No.

a.1.      Articles of Incorporation(4)

a.2.      Form of Articles Supplementary(*)

b.        Bylaws(4)

c.        Inapplicable.

d.1.      Form of Preferred Stock Certificate*

d.2.      Fitch Guidelines and Moody's Guidelines(*)

e.        Dividend Reinvestment Plan(5)

f.        Inapplicable.

g.        Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.(5)

h.        Form of Underwriting Agreement(*)

i.        Inapplicable.

j.        Fund Custody Agreement(5)

k.1.      Form of Auction Agency Agreement(*)

k.2.      Form of Broker-Dealer Agreement(*)

k.3.      Stock Transfer Agency Agreement(5)

k.4.      Administration Agreement(5)

k.5       Credit Agreement(*)

l.        Form of Opinion of Venable LLP(*)

m.        Inapplicable.

n.        Consent of Independent Registered Public Accounting Firm(*)

o.        Inapplicable.

p.        Initial Subscription Agreement(3)

q.        Inapplicable.

r.1.      Code of Ethics for the Registrant(3)

r.2.      Code of Ethics of the Tortoise Capital Advisors, L.L.C.(2)

s.        Powers of Attorney(1)

------------
*    To be filed by amendment

(1)  Filed herewith.

                                      C-1

(2)  Incorporated by reference to Pre-Effective  Amendment No. 1 to Registrant's
     Registration  Statement  on Form N-2,  Filed on March 10,  2006  (File Nos.
     333-130871 and 811-21700).

(3)  Incorporated by reference to Pre-Effective  Amendment No. 1 to Registrant's
     Registration  Statement  on Form  N-2,  Filed on April 1, 2005  (File  Nos.
     333-122022 and 811-21700).

(4)  Incorporated  by reference to Registrant's  Registration  Statement on Form
     N-2, Filed on January 13, 2005 (File Nos. 333-122022 and 811-21700).

(5)  Incorporated  by reference to Registrant's  Registration  Statement on Form
     N-2, Filed on January 5, 2006 (File Nos. 333-130871 and 811-21700).

     Item 26. Marketing Arrangements

     Reference is made to the  underwriting  agreement for the  Registrant's MMP
Shares to be filed in an amendment to the Registrant's Registration Statement.

     Item 27. Other Expenses and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

  Securities and Exchange Commission fees                $
  Directors' fees and expenses                           $
  Printing (other than certificates)                     $
  Accounting fees and expenses                           $
  Legal fees and expenses                                $
  Rating Agency fees                                     $
  Trustee fees                                           $
  Auction Agent fees                                     $
  Miscellaneous                                          $
  Total                                                  $

     Item 28. Persons Controlled by or Under Common Control

     None.

     Item 29. Number of Holders of Securities

     As of  _____________________, the number of record holders of each class of securities of the Registrant was:

    Title of Class                                     Number of Record Holders
    Common Stock ($0.001 par value)

                                      C-2

    Item 30. Indemnification

     Maryland  law  permits a Maryland  corporation  to include in its charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (a) actual  receipt of an  improper  benefit or profit in money,
property  or  services  or  (b)  active  and  deliberate   dishonesty  which  is
established by a final  judgment as being  material to the cause of action.  The
Charter  contains such a provision  which  eliminates  directors'  and officers'
liability to the maximum extent permitted by Maryland law and the 1940 Act.

     The Charter  authorizes  the Company,  to the maximum  extent  permitted by
Maryland law and the 1940 Act, to obligate  itself to  indemnify  any present or former director or officer or any individual who, while a director or officer of the  Company  and at the request of the  Company,  serves or has served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee, from and against any claim or liability to which that person may become subject  or which  that  person  may incur by  reason of his or her  status as a present or former  director  or officer of the Company or as a present or former director,  officer,  partner  or trustee of  another  corporation,  real  estate investment trust,  partnership,  joint venture,  trust, employee benefit plan or other  enterprise,  and to pay or reimburse  his or her  reasonable  expenses in advance of final  disposition of a proceeding.  The Bylaws obligate the Company, to the maximum  extent  permitted by Maryland law and the 1940 Act, to indemnify any  present  or former  director  or  officer or any  individual  who,  while a director of the Company and at the request of the Company,  serves or has served another corporation,  real estate investment trust, partnership,  joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the  proceeding by reason of his or her service in that  capacity  from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the
Company and to pay or  reimburse  his or her  reasonable  expenses in advance of final  disposition  of a  proceeding.  The  Charter  and Bylaws  also permit the
Company to indemnify and advance expenses to any person who served a predecessor of the  Company in any of the  capacities  described  above and any  employee or agent of the Company or a predecessor of the Company.

     Maryland law requires a corporation (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been  successful  in the  defense  of any  proceeding  to which  he is made,  or threatened  to be made,  a party by  reason  of his  service  in that  capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable  expenses actually incurred by them in connection with any proceeding to which they may be made,  or threatened to be made, a party by reason of their service in those or other  capacities  unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the  proceeding  and (1) was  committed  in bad  faith or (2) was the  result of active and deliberate dishonesty,  (b) the director or officer actually received an improper  personal benefit in money,  property or services or (c) in the case of any  criminal  proceeding,  the director or officer had  reasonable  cause to believe that the act or omission was unlawful.  However,  under  Maryland law, a
Maryland  corporation may not indemnify for an adverse  judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly  received,  unless in either case a court orders indemnification and then only for expenses. In addition,  Maryland law permits a corporation  to advance  reasonable  expenses to a director or officer  upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith  belief  that he has met the  standard of conduct  necessary  for indemnification  by the corporation  and (b) a written  undertaking by him or on his behalf to repay the amount paid or  reimbursed by the  corporation  if it is ultimately determined that the standard of conduct was not met.

     Item 31. Business and Other Connections of Investment Advisor

     The  information  in the  Statement  of  Additional  Information  under the
caption   "Management  of  the   Company--Directors   and  Officers"  is  hereby
incorporated by reference.

     Item 32. Location of Accounts and Records

     All such accounts, books, and other documents are maintained at the offices of the  Registrant,  at the  offices  of the  Registrant's  investment  adviser,
Tortoise Capital Advisors,  L.L.C., 10801 Mastin Boulevard,  Suite 222, Overland
Park,  Kansas 66210,  at the offices of the custodian,  Wachovia Bank,  National
Association,  123 S. Broad Street  Philadelphia,  Pennsylvania  19109, or at the
offices of the transfer agent,  Computershare  Investor Services,  LLC., 2 North
LaSalle Street, Chicago,  Illinois 60602 or at the offices of the administrator,
SEI  Investments   Mutual  Funds  Services,   One  Freedom  Valley  Drive  Oaks,
Pennsylvania  19456, at the offices of the Auction Agent,  The Bank of New York,
101  Barclay  Street,  7W,  New York,  New York  10286 or at the  offices of the
Trustee,  The Bank of New York Trust  Company,  N.A.,  2 North  LaSalle  Street,
Chicago, Illinois 60602.

                                       C-3

     Item 33. Management Services

    Not applicable.

     Item 34. Undertakings

     1. The  Registrant  undertakes  to suspend  the  offering of the MMP Shares until the  prospectus is amended if (1)  subsequent to the effective date of its registration statement,  the net asset value declines more than ten percent from its net asset value as of the effective  date of the  registration  statement or
(2) the net asset value  increases to an amount greater than its net proceeds as state in the prospectus.

     2. Not applicable.

     3. Not applicable.

     4. Not applicable.

     5. The Registrant is filing this  Registration  Statement  pursuant to Rule
430A and  undertakes  that:  (a) For the purposes of  determining  any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus  filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the  Registration  Statement as of the time it was declared effective.

     (b) For the purpose of determining  any liability  under the 1933 Act, each post-effective  amendment that contains a form of prospectus  shall be deemed to be a new registration  statement relating to the securities offered therein, and the  offering of the  securities  at that time shall be deemed to be the initial bona fide offering thereof.

    6. The Registrant undertakes to send by first class mail or other means designated to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                      C-4

                                   SIGNATURES

     Pursuant  to  the  requirements  of the  Securities  Act of  1933  and  the
Investment Company Act of 1940, the Registrant has duly caused this registration statement  to be  signed  on its  behalf  by  the  undersigned,  thereunto  duly authorized, in this City of Overland Park and State of Kansas on the 21st day of
April, 2006.

                                  Tortoise North American Energy Corporation

                                  By: /s/ David J. Schulte
                                      ------------------------------------------
                                      David J. Schulte,
                                      President & CEO

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

            /s/ Terry C. Matlack                      Chief Financial Officer and Director                  April 21, 2006
--------------------------------------------
              Terry C. Matlack                    (Principal Financial and Accounting Officer)                    Date

            /s/ David J. Schulte                            Chief Executive Officer                         April 21, 2006
--------------------------------------------
              David J. Schulte                           (Principal Executive Officer)                            Date

          /s/ Conrad S. Ciccotello                                                                          April 21, 2006
--------------------------------------------
            Conrad S. Ciccotello                                    Director                                      Date

            /s/ John R. Graham                                                                              April 21, 2006
--------------------------------------------
               John R. Graham                                       Director                                      Date

            /s/ Charles E. Heath                                                                            April 21, 2006
--------------------------------------------
              Charles E. Heath                                      Director                                      Date

             /s/ H. Kevin Birzer                                                                            April 21, 2006
--------------------------------------------
               H. Kevin Birzer                                      Director                                      Date

                                      C-5

                                  Exhibit Index

Exhibit   Description of Document
No.

a.1.      Articles of Incorporation(4)

a.2.      Form of Articles Supplementary(*)

b.        Bylaws(4)

c.        Inapplicable.

d.1.      Form of Preferred Stock Certificate*

d.2.      Fitch Guidelines and Moody's Guidelines(*)

e.        Dividend Reinvestment Plan(5)

f.        Inapplicable.

g.        Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.(5)

h.        Form of Underwriting Agreement(*)

i.        Inapplicable.

j.        Fund Custody Agreement(5)

k.1.      Form of Auction Agency Agreement(*)

k.2.      Form of Broker-Dealer Agreement(*)

k.3.      Stock Transfer Agency Agreement(5)

k.4.      Administration Agreement(5)

k.5       Credit Agreement(*)

l.        Form of Opinion of Venable LLP(*)

m.        Inapplicable.

n.        Consent of Independent Registered Public Accounting Firm(*)

o.        Inapplicable.

p.        Initial Subscription Agreement(3)

q.        Inapplicable.

r.1.      Code of Ethics for the Registrant(3)

r.2.      Code of Ethics of the Tortoise Capital Advisors, L.L.C.(2)

s.        Powers of Attorney(1)

------------
*    To be filed by amendment

(1)  Filed herewith.

(2)  Incorporated by reference to Pre-Effective  Amendment No. 1 to Registrant's
     Registration  Statement  on Form N-2,  Filed on March 10,  2006  (File Nos.
     333-130871 and 811-21700).

(3)  Incorporated by reference to Pre-Effective  Amendment No. 1 to Registrant's
     Registration  Statement  on Form  N-2,  Filed on April 1, 2005  (File  Nos.
     333-122022 and 811-21700).

(4)  Incorporated  by reference to Registrant's  Registration  Statement on Form
     N-2, Filed on January 13, 2005 (File Nos. 333-122022 and 811-21700).

                                      C-6

(5)  Incorporated  by reference to Registrant's  Registration  Statement on Form
     N-2, Filed on January 5, 2006 (File Nos. 333-130871 and 811-21700).

                                      C-7

                   Tortoise North American Energy Corporation

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                       STATEMENT OF ADDITIONAL INFORMATION

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                              ______________, 2006